UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22061

Name of Fund:    BlackRock Funds II

BlackRock Multi-Asset Income Portfolio

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds II, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 07/31/2013

Date of reporting period: 07/31/2013

Item 1 – Report to Stockholders

JULY 31, 2013

ANNUAL REPORT	BLACKROCK®

BlackRock Multi-Asset Income Portfolio	of BlackRock Funds II

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2013

Dear Shareholder

One year ago, risk assets (such as equities) were on the rise as weakening global economic data spurred increasing optimism that the world’s largest central banks would intervene to stimulate growth. This much-anticipated monetary policy easing ultimately came in September when the European Central Bank (“ECB”) and the US Federal Reserve announced their plans for increasing global liquidity. Although financial markets worldwide were buoyed by these aggressive policy actions, risk assets weakened later in the fall of 2012. Global trade slowed as many European countries fell into recession and growth continued to decelerate in China. In the United States, investors became increasingly concerned about the “fiscal cliff” of tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013. High levels of global market volatility persisted through year-end due to fears that bipartisan gridlock would preclude a timely resolution, putting the US economy at high risk for recession. As 2013 began, the worst of the fiscal cliff was averted with a last-minute tax deal.

Investors shook off the nerve-wracking finale to 2012 and the New Year started with a powerful relief rally. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies helped propel the rally. Underlying this aura of comfort was the absence of negative headlines from Europe. Global equities surged, while rising US Treasury yields pressured high quality fixed income assets. (Bond prices move in the opposite direction of yields.)

However, February brought a slowdown in global economic momentum and the pace of the rally moderated. In the months that followed, US equities outperformed international markets, as the US economic recovery showed greater stability compared to most other regions. Slow, but positive, growth in the United States was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced investors’ expectations that the US Federal Reserve would keep interest rates low. International markets experienced higher levels of volatility as political instability in Italy and a severe banking crisis in Cyprus reminded investors that the eurozone was still vulnerable to a number of macro risks, while a poor outlook for European economies also dampened sentiment. Emerging markets significantly lagged the rest of the world as growth in these economies (particularly China and Brazil) fell short of expectations.

After peaking in late May, financial markets broadly sold off due to concerns about the US Federal Reserve reducing monetary stimulus. Volatility picked up considerably as investors abruptly retreated from risk assets and a sharp and dramatic rise in US Treasury yields resulted in tumbling prices for higher-quality fixed income investments. The downswing bottomed out in late June as a more dovish tone from the US central bank served to quell the volatility in interest rates, while improving economic data and a positive outlook for corporate earnings helped the markets regain strength in July, with major US equity indices regularly hitting new record highs.

Despite the swings in the markets in the second quarter, most risk asset classes generated positive returns for the 6- and 12-month periods ended July 31, 2013. US equities were particularly strong. International equities also performed well, although political and economic uncertainty in Europe resulted in less impressive gains for the last six months. Emerging markets suffered the impact of slowing growth and concerns about a shrinking global money supply. Extreme levels of interest rate volatility in the final months of the period resulted in poor performance for fixed income markets, especially US Treasury bonds and other higher quality sectors such as tax-exempt municipals and investment grade corporate bonds. The high yield sector performed relatively better as demand continued to be supported by investors’ ongoing search for income in the low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities near historical lows.

Market conditions remain volatile, and investors still face a number of uncertainties in the current environment. At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Despite the swings in the markets in the second quarter, most risk asset classes generated positive returns for the 6- and 12-month periods ended July 31, 2013.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	13.73%	25.00%
US small cap equities (Russell 2000® Index)	16.66	34.76
International equities (MSCI Europe, Australasia, Far East Index)	4.11	23.48
Emerging market equities (MSCI Emerging Markets Index)	(9.87)	1.95
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.05	0.11
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	(3.71)	(6.50)
US investment grade bonds (Barclays US Aggregate Bond Index)	(1.62)	(1.91)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(4.11)	(1.99)
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	1.97	9.49

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of July 31, 2013

Investment Objective

BlackRock Multi-Asset Income Portfolio’s (the “Fund”) investment objective is to seek to maximize current income with consideration for capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended July 31, 2013, the Fund underperformed its custom blended benchmark comprised of 50% MSCI World Index/ 50% Barclays US Aggregate Bond Index.

What factors influenced performance?

•

As risk assets generally moved higher during the period, the Fund’s allocation to investment grade credit detracted from its relative performance as core fixed income sectors produced negative returns amid a sharp rise in interest rates in May and June. Additionally, as emerging markets came under stress due to deteriorating growth expectations and massive capital outflows, the Fund’s allocations to emerging market debt and equity had a negative impact on returns.

•

Conversely, the Fund’s exposures to global developed equities and equity-linked notes ultimately proved to be the largest contributors to positive performance as equity markets outside of emerging markets moved sharply higher over the period. Allocations to master limited partnerships (“MLPs”), high yield bonds, preferred stock and non-agency residential mortgage-backed securities (“MBS”) also boosted returns.

•

During the period, the Fund sourced income from a variety of asset classes, regions and sectors. The main contributors to overall portfolio yield were the Fund’s allocations to high yield bonds, preferred stock and equity-linked notes.

Describe recent portfolio activity.

•

In the beginning of the 12-month period, the Fund purchased S&P 500® put options to help protect its assets against a potential equity sell-off among several macro uncertainties including the US presidential elections, year-end US fiscal negotiations and ongoing debt and banking concerns in Europe. This position proved beneficial during October and November when equity markets weakened. Also, in the period leading up to the end of 2012, the Fund increased allocations to emerging market equities and debt as well as investment grade credit while reducing exposure to floating rate bank loans, MLPs and non-agency MBS. These trades reflected Fund management’s view that emerging market valuations looked attractive and, more broadly, that compelling income opportunities existed outside the United States. The reduction of MLP exposure was particularly timely as the sector declined due to investor fears relating to potential tax policy changes. Additionally, among heightened market volatility in December 2012, the Fund initiated a covered call strategy on several underlying equity positions by utilizing equity-linked notes to take advantage of attractive call premiums as an alternative way to enhance portfolio yield.

•

During the first quarter of 2013, the Fund maintained a low risk profile due to numerous macroeconomic risks, namely the persistent debt concerns in Europe and the lack of resolution in Washington, DC around longer-term US fiscal reform. The Fund increased its allocation to equity-linked notes, while simultaneously increasing its exposure to investment grade credit to maintain a consistent level of risk. In the second quarter, amid heightened market volatility, the Fund tactically reduced portfolio risk by hedging interest rate risk, purchasing S&P 500® put options and accumulating a small cash position, all of which proved to be profitable as both risk assets and high quality assets declined during May and June. Toward the end of the period, the Fund re-allocated cash back into high yield, preferred stock and equities to take advantage of more attractive valuations following the May-June sell-off. During the period, the Fund’s overall level of volatility remained below that of the custom blended benchmark.

Describe portfolio positioning at period end.

•

At period end, the Fund was allocated across a number of diverse asset classes including global equities, high yield bonds, preferred stock, investment grade debt, non-agency MBS, MLPs, bank loans, emerging markets debt and equities and a small allocation to cash.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2013

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund may invest up to 80% of its assets in equity securities and up to 100% of its assets in fixed income securities. The Fund may also invest significantly in BlackRock equity and/or fixed income mutual funds and affiliated and unaffiliated exchange traded funds (“ETFs”). The Fund’s total returns prior to November 28, 2011 are the returns of the Fund when it followed different investment strategies under the name BlackRock Income Portfolio.

[3]	The Fund compares its performance to that of a customized weighted index comprised of the returns of the MSCI World Index (50%) and Barclays US Aggregate Bond Index (50%).

[4]

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

[5]	This unmanaged market-weighted index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and US Treasury and government agency issues with at least one year to maturity.

[6]	Commencement of operations.

Performance Summary for the Period Ended July 31, 2013

				Average Annual Total Returns[8]
				1 Year		5 Years		Since Inception[9]
	Standardized 30-Day Yields[7]	Unsubsidized 30-Day Yields[7]	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	4.64%	4.26%	2.39%	9.82%	N/A	7.31%	N/A	6.32%	N/A
Investor A	4.16	3.77	2.17	9.45	3.73%	7.02	5.88%	6.03	4.97%
Investor C	3.63	3.22	1.87	8.62	7.62	6.22	6.22	5.25	5.25
50% MSCI World Index/50% Barclays US Aggregate Bond Index	—	—	3.41	10.07	N/A	5.30	N/A	4.07	N/A
MSCI World Index	—	—	8.60	23.24	N/A	4.27	N/A	2.39	N/A
Barclays US Aggregate Bond Index	—	—	(1.62)	(1.91)	N/A	5.23	N/A	4.71	N/A

[7]	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waiver and/or reimbursements.
[8]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

[9]	The Fund commenced operations on April 7, 2008.
N/A—Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[11]
	Beginning Account Value February 1, 2013	Ending Account Value July 31, 2013	Expenses Paid During the Period[10]	Beginning Account Value February 1, 2013	Ending Account Value July 31, 2013	Expenses Paid During the Period[10]	Annualized Expense Ratio
Institutional	$1,000.00	$1,023.90	$2.76	$1,000.00	$1,022.07	$2.76	0.55%
Investor A	$1,000.00	$1,021.70	$4.01	$1,000.00	$1,020.83	$4.01	0.80%
Investor C	$1,000.00	$1,018.70	$7.76	$1,000.00	$1,017.11	$7.75	1.55%

[10]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[11]

Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2013	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•	Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge (“CDSC”) if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table on the previous page assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, waived and/or reimbursed a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 5 of the Notes to Financial Statements for additional information on waivers and reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on February 1, 2013 and held through July 31, 2013) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/ or market without owning or taking physical custody of securities or to hedge market, equity, interest rate and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

6	BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2013

Fund Information as of July 31, 2013

Ten Largest Holdings	Percent of Long-Term Investments
iShares iBoxx $ High Yield Corporate Bond ETF	9%
iShares U.S. Preferred Stock ETF	3
iShares Intermediate Credit Bond ETF	2
Countrywide Alternative Loan Trust	2
iShares iBoxx $ Investment Grade Corporate Bond ETF	2
Santander Drive Auto Receivables Trust	1
JPMorgan Chase & Co.	1
Imperial Tobacco Group PLC	1
United Technologies Corp.	1
Pfizer, Inc.	1

Portfolio Composition	Percent of Long-Term Investments
Common Stocks	27%
Corporate Bonds	22
Investment Companies	13
Preferred Securities	11
Equity-Linked Notes	8
Non-Agency Mortgage-Backed Securities	7
Asset-Backed Securities	5
Floating Rate Loan Interests	4
U.S. Government Sponsored Agency Securities	2
U.S. Treasury Obligations	1

BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2013	7

Schedule of Investments July 31, 2013	(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
ACAS CLO Ltd.:
Series 2013-1A, Class C, 3.04%,
4/20/25 (a)(b)	USD	2,000	$1,905,000
Series 2013-1A, Class D, 4.09%,
4/20/25 (a)(b)		2,000	1,850,000
Adirondack Park CLO Ltd., Series 2013-1A,
Class D, 3.92%, 4/15/24 (a)(b)		4,750	4,488,750
ALM IV Ltd., Series 2011-4A, Class E, 4.47%,
7/18/22 (a)(b)		3,932	3,440,500
ALM Loan Funding:
Series 2010-3AR, Class D, 4.52%,
11/20/20 (a)(b)		4,000	4,000,000
Series 2012-7A, Class C, 4.77%,
10/19/24 (a)(b)		1,000	1,000,000
ALM V Ltd., Series 2012-5A, Class C, 4.78%,
2/13/23 (a)(b)		2,500	2,481,250
AmeriCredit Automobile Receivables Trust:
Series 2011-4, Class A3, 1.17%,
5/09/16		2,180	2,185,428
Series 2013-2, Class B, 1.19%, 5/08/18		980	972,193
Series 2013-2, Class C, 1.79%, 3/08/19		1,200	1,175,513
Apidos CDO XI, Series 2012-11A, Class D,
4.52%, 1/17/23 (a)(b)		1,600	1,573,600
Apidos CDO XII, Series 2013-12A, Class D,
3.33%, 4/15/25 (a)(b)		1,500	1,369,650
ARES XXVI CLO Ltd., Series 2013-1A, Class D,
4.06%, 4/15/25 (a)(b)		2,500	2,377,825
Atrium CDO Corp., Series 2013-10A, Class D,
3.78%, 7/16/25 (a)(b)		1,000	932,000
Benefit Street Partners CLO II Ltd.,
Series 2013-IIA, Class C, 3.78%,
7/15/24 (a)(b)		1,000	964,300
Benefit Street Partners CLO Ltd.,
Series 2012-IA, Class C, 4.77%,
10/15/23 (a)(b)		2,750	2,620,283
Brookside Mill CLO Ltd., Series 2013-1A,
Class D, 3.33%, 4/17/25 (a)(b)		1,000	907,200
Callidus Debt Partners Fund Ltd., Series 4X,
Class C, 2.07%, 4/17/20 (b)		2,000	1,920,000
Carlyle Global Market Strategies CLO Ltd.:
Series 2012-4A, Class D, 4.77%,
1/20/25 (a)(b)		600	600,000
Series 2013-1A, Class C, 4.29%,
2/14/25 (a)(b)		1,000	967,610
Series 2013-2A, Class D, 4.02%,
4/18/25 (a)(b)		2,250	2,143,125

Asset-Backed Securities	Par (000)		Value
Cavalry CLO II Ltd., Series 2A, Class D, 4.27%,
1/17/24 (a)(b)	USD	2,500	$2,400,000
C-BASS Mortgage Loan Trust, Series 2007-CB3,
Class A1, 4.50%, 3/25/37 (b)(c)		9,496	5,050,760
Cent CLO LP, Series 2013-17A, Class C, 3.77%,
1/30/25 (a)(b)		1,000	934,470
Central Park CLO Ltd., Series 2011-1A, Class D,
3.46%, 7/23/22 (a)(b)		2,750	2,701,875
CFIP CLO Ltd., Series 2013-1A, Class D, 4.02%,
4/20/24 (a)(b)		1,500	1,380,000
Chase Issuance Trust, Series 2007-A3, Class A3,
5.23%, 4/15/19		5,000	5,670,670
CIFC Funding Ltd.:
Series 2012-1A, Class B1L, 5.54%,
8/14/24 (a)(b)		1,750	1,754,375
Series 2013-1A, Class C, 3.88%,
4/16/25 (a)(b)		2,000	2,001,000
Series 2013-2A, Class B71 3.93%,
4/21/25 (a)(b)		1,000	940,000
Conseco Financial Corp., Series 1995-5,
Class M1, 7.65%, 9/15/26 (b)		7	7,305
Credit Acceptance Auto Loan Trust,
Series 2012-2A, Class A, 1.52%,
3/16/20 (a)		4,000	4,010,508
Dryden XXIII Senior Loan Fund,
Series 2012-23A, Class D, 6.27%,
7/17/23 (a)(b)		3,000	2,865,000
Duane Street CLO IV Ltd., Series 2007-4A,
Class D, 2.53%, 11/14/21 (a)(b)		1,250	1,182,875
ECP CLO Ltd., Series 2013-5A, Class C, 3.78%,
1/20/25 (a)(b)		4,000	3,652,720
Figueroa CLO Ltd., Series 2013-1A, Class C,
3.94%, 3/21/24 (a)(b)		1,500	1,444,650
FirstEnergy Ohio PIRB Special Purpose Trust,
Series 2013-1, Class A1, 0.68%, 1/15/19		6,000	5,990,316
Flatiron CLO Ltd., Series 2012-1A, Class C,
4.78%, 10/25/24 (a)(b)		725	724,978
Ford Credit Floorplan Master Owner Trust A:
Series 2010-3, Class A1, 4.20%,
2/15/17 (a)		4,800	5,048,419
Series 2012-2, Class A, 1.92%, 1/15/19		2,230	2,261,372
Galaxy XIV CLO Ltd., Series 2012-14A, Class D,
4.68%, 11/15/24 (a)(b)		2,000	1,960,000
Goldentree Loan Opportunities VI Ltd.,
Series 2012-6A, Class D, 4.47%,
4/17/22 (a)(b)		5,000	4,919,500

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	ADR	American Depositary Receipts	GDR	Global Depositary Receipts
	AKA	Also Known As	HKD	Hong Kong Dollar
	AUD	Australian Dollar	JPY	Japanese Yen
	CAD	Canadian Dollar	KRW	South Korean Won
	CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate
	CHF	Swiss Franc	MLP	Master Limited Partnership
	CLO	Collateralized Loan Obligation	NVDR	Non-Voting Depository Receipts
	CLP	Chilean Peso	PLN	Polish Zloty
	CNH	Chinese Offshore Yuan	REIT	Real Estate Investment Trust
	ETF	Exchange Traded Fund	SEK	Swedish Krona
	EUR	Euro	SGD	Singapore Dollar
	FKA	Formerly Known As	TRY	Turkish Lira
	GBP	British Pound	USD	US Dollar

See Notes to Financial Statements.

8	BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2013

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
Goldentree Loan Opportunities VII Ltd.,
Series 2013-7A, Class D, 3.56%,
4/25/25 (a)(b)	USD	1,500	$1,384,350
Gramercy Park CLO Ltd., Series 2012-1A,
Class D, 5.77%, 7/17/23 (a)(b)		2,500	2,325,000
GSAA Home Equity Trust:
Series 2006-18, Class AF6, 5.68%,
11/25/36 (c)		5,879	3,273,524
Series 2006-4, Class 4A3, 5.29%,
3/25/36 (b)		8,614	5,309,932
Halcyon Loan Advisors Funding Ltd.,
Series 2013-1A, Class C, 3.78%,
4/15/25 (a)(b)		2,750	2,565,750
HLSS Servicer Advance Receivables Backed
Notes, Series 2013-T3, Class A3, 1.79%,
5/15/46 (a)		1,390	1,361,783
Honda Auto Receivables Owner Trust,
Series 2013-1, Class A3, 0.48%, 11/21/16		1,571	1,566,835
ING Investment Management CLO Ltd.:
Series 2012-1A, Class C, 5.27%,
3/14/22 (a)(b)		3,000	2,985,000
Series 2013-2A, Class C, 3.78%,
4/25/25 (a)(b)		1,000	931,500
Jamestown CLO I Ltd., Series 2012-1A, Class C,
4.27%, 11/05/24 (a)(b)		2,300	2,228,401
JPMorgan Mortgage Acquisition Trust,
Series 2006-WF1, Class A5, 6.41%,
7/25/36 (c)		6,716	4,075,702
Marea CLO Ltd., Series 2012-1X, Class D,
4.83%, 10/16/23 (b)		1,500	1,490,250
Morgan Stanley Mortgage Loan Trust,
Series 2007-IXS, Class 2A3, 5.92%,
9/25/46 (b)(c)		1,038	646,832
Mountain View CLO Ltd., Series 2013-1A,
Class D, 3.57%, 4/12/24 (a)(b)		750	691,875
Nationstar Mortgage Advance Receivables Trust,
Series 2013-T2A, Class A2, 1.68%,
6/20/46 (a)		1,855	1,847,200
Neuberger Berman CLO XIV Ltd.,
Series 2013-14A, Class D, 3.96%,
4/28/25 (a)(b)		2,000	1,906,800
Oakwood Mortgage Investors, Inc.,
Series 2002-B, Class A4, 7.09%,
6/15/32 (b)		211	225,016
Octagon Investment Partners XIV Ltd.,
Series 2012-1A, Class C, 4.27%,
1/15/24 (a)(b)		2,000	1,935,000
Octagon Investment Partners XV Ltd.,
Series 2013-1A, Class D, 3.82%,
1/19/25 (a)(b)		4,000	3,768,400
Octagon Investment Partners XVI Ltd.,
Series 2013-1A, Class D, 3.62%,
7/17/25 (a)(b)		500	479,450
OHA Intrepid Leveraged Loan Fund Ltd.,
Series 2011-1AR, Class AR, 1.19%,
4/20/21 (a)(b)		2,307	2,304,179
OZLM Funding III Ltd., Series 2013-3A, Class C,
4.17%, 1/22/25 (a)(b)		3,500	3,365,600
OZLM Funding Ltd., Series 2013-4A, Class C,
3.52%, 7/22/25 (a)(b)		1,250	1,186,375
Palmer Square CLO Ltd., Series 2013-1A,
Class B, 3.12%, 5/15/25 (a)(b)		2,500	2,426,500
Prestige Auto Receivables Trust, Series 2013-1A,
Class B, 1.74%, 5/15/19 (a)		2,500	2,463,640
Race Point V CLO Ltd., Series 2011-5A, Class E,
6.77%, 12/15/22 (a)(b)		1,500	1,480,500

Asset-Backed Securities	Par (000)		Value
Regatta Funding LP, Series 2013-2A, Class C,
4.27%, 1/15/25 (a)(b)	USD	1,750	$1,694,297
Santander Drive Auto Receivables Trust:
Series 2010-A, Class A4, 2.39%,
6/15/17 (a)		3,000	3,036,255
Series 2012-2, Class C, 3.20%, 2/15/18		2,755	2,811,728
Series 2012-4, Class B, 1.83%, 3/15/17		5,000	5,040,130
Series 2012-5, Class A3, 0.83%,
12/15/16		5,320	5,314,930
Series 2012-5, Class D, 3.30%, 9/17/18		2,500	2,516,900
Series 2012-6, Class C, 1.94%, 3/15/18		4,312	4,240,322
Series 2012-AA, Class C, 1.78%,
11/15/18 (a)		4,980	4,856,850
Series 2013-1, Class B, 1.16%, 1/15/19		2,610	2,589,355
Series 2013-1, Class C, 1.76%, 1/15/19		2,500	2,418,175
Series 2013-3, Class A2, 0.55%,
9/15/16		4,000	3,995,168
Series 2013-3, Class C, 1.81%, 4/15/19		1,000	970,170
Series 2013-3, Class D, 2.42%, 4/15/19		1,250	1,193,257
Series 2013-4, Class A2, 0.89%,
9/15/16		1,375	1,374,886
SLM Private Education Loan Trust:
Series 2011-B, Class A2, 3.74%,
2/15/29 (a)		1,350	1,423,757
Series 2012-C, Class A2, 3.31%,
10/15/46 (a)		3,170	3,280,395
Series 2012-E, Class A2A, 2.09%,
6/15/45 (a)		5,050	4,984,542
Series 2013-A, Class A2A, 1.77%,
5/17/27 (a)		525	509,542
Series 2013-B, Class A2A, 1.85%,
6/17/30 (a)		815	782,424
Series 2013-B, Class A2B, 1.29%,
6/17/30 (a)(b)		1,455	1,434,796
Symphony CLO VII Ltd., Series 2011-7A,
Class E, 3.86%, 7/28/21 (a)(b)		1,250	1,175,000
Tyron Park CLO Ltd.:
Series 2013-1A, Class C, 3.77%,
7/15/25 (a)(b)		1,250	1,156,500
Series 2013-1A, Class D, 4.67%,
7/15/25 (a)(b)		2,200	1,885,400
Total Asset-Backed Securities — 5.0%			209,685,193

Common Stocks	Shares
Aerospace & Defense — 0.5%
Northrop Grumman Corp.		71,905	6,619,574
United Technologies Corp.		143,356	15,134,093

			21,753,667
Air Freight & Logistics — 0.7%
Deutsche Post AG, Registered Shares		523,122	14,628,632
United Parcel Service, Inc., Class B		169,368	14,701,142

			29,329,774
Airlines — 0.1%
Copa Holdings SA, Class A		13,959	1,942,674
Auto Components — 0.0%
Delphi Automotive PLC		17,200	923,984
Mahle-Metal Leve SA Industria e Comercio		74,948	842,009

			1,765,993

See Notes to Financial Statements.

BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2013	9

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Automobiles — 0.1%
Tata Motors Ltd. - ADR	121,631	$2,924,009
Beverages — 1.8%
Anheuser-Busch InBev NV	208,229	20,023,643
Cia Cervecerias Unidas SA – ADR	37,836	1,028,761
The Coca-Cola Co.	550,185	22,051,415
Diageo PLC	513,822	16,102,688
Fomento Economico Mexicano SAB de CV – ADR	16,805	1,671,929
PepsiCo, Inc.	137,393	11,477,811
Thai Beverage Pcl	6,505,000	2,764,700

		75,120,947
Chemicals — 0.2%
Givaudan SA, Registered Shares	6,274	8,732,473
Commercial Banks — 1.8%
Banco de Chile	15,229,048	2,172,403
Banco do Brasil SA	221,188	2,224,145
Bank Mandiri Persero Tbk PT	1,799,500	1,557,487
Bank of China Ltd., H Shares	6,723,000	2,814,963
Credicorp Ltd.	13,834	1,643,341
DBS Group Holdings Ltd.	961,000	12,611,131
Grupo Financiero Santander Mexico SAB de CV – ADR, Class B	85,823	1,237,568
HSBC Holdings PLC	1,132,000	12,810,369
Komercni Banka AS	6,623	1,287,096
National Bank of Canada	110,895	8,530,634
Siam Commercial Bank Pcl – NVDR	375,900	1,903,721
Standard Bank Group Ltd.	186,910	2,090,000
Svenska Handelsbanken AB, A Shares	284,310	12,898,063
U.S. Bancorp	340,524	12,708,356

		76,489,277
Commercial Services & Supplies — 0.0%
Cleanaway Co. Ltd.	214,000	1,411,050
Construction Materials — 0.0%
Cimsa Cimento Sanayi VE Tica	122,616	708,727
Siam City Cement Pcl – NVDR	64,700	883,525

		1,592,252
Distributors — 0.4%
Genuine Parts Co.	196,851	16,139,813
Diversified Financial Services — 0.2%
BM&FBovespa SA	704,181	3,802,797
Bolsa Mexicana de Valores SAB de CV	1,302,168	3,495,828

		7,298,625
Diversified Telecommunication Services — 0.9%
AT&T Inc.	428,957	15,129,313
Singapore Telecommunications Ltd.	2,042,000	6,305,574
Telekomunikasi Indonesia Persero Tbk PT	3,125,500	3,615,854
Verizon Communications, Inc.	295,174	14,605,210

		39,655,951
Electric Utilities — 0.0%
EDP – Energias do Brasil SA	302,052	1,550,410
Electrical Equipment — 0.5%
Emerson Electric Co.	191,780	11,769,539
Legrand SA	188,223	9,753,155

		21,522,694
Electronic Equipment, Instruments & Components — 0.0%
Delta Electronics, Inc.	394,000	1,911,190
Food & Staples Retailing — 0.3%
TESCO PLC	2,556,740	14,292,104

Common Stocks	Shares	Value
Food Products — 1.4%
AVI Ltd.	144,617	$842,817
Kraft Foods Group, Inc.	312,062	17,656,468
MHP SA – GDR, Registered Shares	51,855	922,500
Nestlé SA, Registered Shares	309,110	20,921,385
Unilever PLC	353,125	14,339,961
Want Want China Holdings Ltd.	1,546,000	2,091,957

		56,775,088
Gas Utilities — 0.1%
Cia de Gas de Sao Paulo, Preference A Shares	56,564	1,382,271
Perusahaan Gas Negara Persero Tbk PT	7,112,500	4,084,563

		5,466,834
Hotels, Restaurants & Leisure — 0.8%
Grand Korea Leisure Co. Ltd.	44,190	1,258,293
Kangwon Land, Inc.	69,510	1,769,283
McDonald’s Corp.	235,251	23,073,418
NagaCorp Ltd.	2,564,000	2,002,092
Pinnacle Entertainment, Inc.	19,443	413,164
Sands China Ltd.	609,200	3,292,595

		31,808,845
Household Durables — 0.1%
Coway Co. Ltd.	37,070	1,976,430
Household Products — 0.1%
Kimberly-Clark de Mexico SAB de CV, A Shares	943,401	3,109,525
Industrial Conglomerates — 0.0%
Alliance Global Group, Inc.	1,707,700	1,033,103
Insurance — 0.3%
BB Seguridade Participacoes SA	317,493	2,566,275
Hyundai Marine & Fire Insurance Co. Ltd.	72,180	1,980,297
Powszechny Zaklad Ubezpieczen SA	40,670	5,773,421
Sanlam Ltd.	344,781	1,656,922

		11,976,915
IT Services — 0.0%
Infosys Ltd. – ADR	36,408	1,808,749
Machinery — 0.6%
Atlas Copco AB, A Shares	560,019	14,608,468
Kone Oyj, Class B	123,267	9,180,733
Turk Traktor ve Ziraat Makineleri AS	44,082	1,373,672

		25,162,873
Media — 0.5%
BEC World Pcl – NVDR	1,380,700	2,713,397
Eutelsat Communications SA	511,215	14,288,132
Media Nusantara Citra Tbk PT	6,074,692	1,830,471

		18,832,000
Metals & Mining — 0.5%
BHP Billiton Ltd.	403,094	12,602,654
China Hongqiao Group Ltd.	4,709,500	2,487,493
Koza Altin Isletmeleri AS	132,057	1,820,527
MMC Norilsk Nickel OJSC – ADR	113,158	1,526,501
Vale SA – ADR	124,724	1,626,063

		20,063,238
Multiline Retail — 0.0%
Woolworths Holdings Ltd.	223,955	1,527,760
Oil, Gas & Consumable Fuels — 5.8%
Access Midstream Partners LP – MLP	170,888	8,026,609
Atlas Pipeline Partners LP – MLP	216,700	8,212,930
Chevron Corp.	136,553	17,190,657

See Notes to Financial Statements.

10	BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2013

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (concluded)
China Petroleum & Chemical Corp., H Shares	4,584,400	$3,404,966
China Shenhua Energy Co. Ltd., H Shares	222,500	642,222
Delek Logistics Partners LP - MLP	228,550	7,245,035
Dragon Oil PLC	171,184	1,610,384
Enbridge, Inc.	197,300	8,769,985
Energy Transfer Partners LP - MLP	139,104	7,241,754
ENI SpA	520,146	11,488,567
Enterprise Products Partners LP - MLP	319,044	19,790,299
EQT Midstream Partners LP - MLP	141,306	6,679,535
Genesis Energy LP - MLP	218,099	10,872,235
Kinder Morgan, Inc.	225,700	8,522,432
Lukoil OAO - ADR	98,365	5,848,783
Magellan Midstream Partners LP - MLP	264,200	14,446,456
MarkWest Energy Partners LP - MLP	255,098	17,910,431
MPLX LP - MLP	214,200	7,657,650
ONEOK Partners LP - MLP	123,665	6,294,549
Phillips 66 Partners LP - MLP	16,276	526,854
Plains All American Pipeline LP - MLP	315,123	16,777,149
PTT Pcl - NVDR	143,000	1,511,968
Rose Rock Midstream LP - MLP	22,804	843,748
Royal Dutch Shell PLC, A Shares	525,460	17,929,433
Sunoco Logistics Partners LP - MLP	136,300	8,302,033
Targa Resources Partners LP - MLP	68,600	3,419,024
Tesoro Logistics LP - MLP	218,200	11,671,518
Total SA	215,930	11,506,605

		244,343,811

Personal Products — 0.1%
Natura Cosmeticos SA	189,989	3,800,030

Pharmaceuticals — 3.5%
GlaxoSmithKline PLC	521,069	13,330,928
Johnson & Johnson	147,014	13,745,809
Merck & Co., Inc.	461,978	22,253,480
Novartis AG, Registered Shares	303,639	21,827,645
Pfizer, Inc.	895,575	26,177,657
Roche Holding AG	105,456	25,951,562
Sanofi SA	240,221	25,147,302

		148,434,383

Real Estate Investment Trusts (REITs) — 0.1%
Fibra Uno Administracion SA de CV	741,804	2,369,545

Real Estate Management & Development — 0.0%
Robinsons Land Corp.	1,638,800	858,911

Road & Rail — 0.0%
CEVA Group PLC	105	71,093

Semiconductors & Semiconductor Equipment — 0.2%
Taiwan Semiconductor Manufacturing Co. Ltd.	192,000	652,932
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	322,425	5,474,777

		6,127,709

Software — 0.6%
Microsoft Corp.	794,664	25,294,155

Specialty Retail — 0.6%
The Foschini Group Ltd.	185,263	1,885,555
Hennes & Mauritz AB, B Shares	571,643	21,363,177
Mr Price Group Ltd.	123,541	1,610,434

		24,859,166

Textiles, Apparel & Luxury Goods — 0.0%
Bosideng International Holdings Ltd.	7,580,000	1,572,665

Tobacco — 3.0%
Altria Group, Inc.	541,178	18,973,701
British American Tobacco PLC	347,864	18,557,554
Imperial Tobacco Group PLC	874,495	29,352,583

Common Stocks	Shares		Value
Tobacco (concluded)
Japan Tobacco, Inc.		459,500	$16,041,529
Lorillard, Inc.		426,740	18,149,252
Philip Morris International, Inc.		171,045	15,253,793
Reynolds American, Inc.		163,625	8,087,984

			124,416,396

Transportation Infrastructure — 0.2%
Bangkok Expressway Pcl - NVDR		283,100	330,351
CCR SA		546,522	4,321,677
China Merchants Holdings International Co. Ltd.		724,000	2,260,722
Grupo Aeroportuario del Pacifico SAB de CV, B Shares		179,892	939,124
Grupo Aeroportuario del Sureste SAB de CV - ADR		15,173	1,797,394

			9,649,268

Wireless Telecommunication Services — 1.8%
Advanced Info Service Pcl - NVDR		247,600	2,251,376
Crown Castle International Corp. (d)		23,121	1,624,250
DiGi.Com Bhd		1,651,700	2,366,415
Far EasTone Telecommunications Co. Ltd.		4,223,402	10,745,753
Mobile Telesystems OJSC - ADR		174,032	3,391,884
Philippine Long Distance Telephone Co.		7,310	510,586
Philippine Long Distance Telephone Co. - ADR		72,191	5,088,022
Rogers Communications, Inc., Class B		426,117	17,026,426
SBA Communications Corp., Class A		23,121	1,713,035
Taiwan Mobile Co. Ltd.		2,262,611	8,219,387
Turkcell Iletisim Hizmetleri AS		369,491	2,142,959
Vodacom Group Ltd.		202,426	2,389,544
Vodafone Group PLC		5,724,393	17,145,108

			74,614,745

Total Common Stocks — 27.8%			1,169,386,140

Corporate Bonds	Par (000)

Aerospace & Defense — 0.1%
B/E Aerospace, Inc.:
6.88%, 10/01/20	USD	100	108,750
5.25%, 4/01/22		300	309,375
DigitalGlobe, Inc., 5.25%, 2/01/21 (a)		931	879,795
Huntington Ingalls Industries, Inc.:
6.88%, 3/15/18		200	218,000
7.13%, 3/15/21		600	660,000
Kratos Defense & Security Solutions, Inc., 10.00%, 6/01/17		930	1,004,400
Sequa Corp., 7.00%, 12/15/17 (a)		545	545,000
Silver II Borrower/Silver II US Holdings LLC, 7.75%, 12/15/20 (a)		150	157,125
TransDigm, Inc.:
7.75%, 12/15/18		350	373,187
5.50%, 10/15/20		150	146,625
7.50%, 7/15/21 (a)		200	212,000

			4,614,257

Airlines — 0.2%
American Airlines Pass-Through Trust, Series 2011-2, Class A, 8.63%, 4/15/23		591	615,151
Continental Airlines Pass-Through Certificates, Series 2012-3, Class C, 6.13%, 4/29/18		1,185	1,202,775
U.S. Airways Group, Inc., 6.13%, 6/01/18		150	143,625

See Notes to Financial Statements.

BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2013	11

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Airlines (concluded)
United Airlines, Inc., 6.75%, 9/15/15 (a)	USD	1,050	$1,084,125
US Airways Pass-Through Trust:
Series 2012-2, Class B, 6.75%, 12/03/22		310	322,400
Series 2013-1, Class A, 3.95%, 5/15/27		5,000	4,775,000

			8,143,076

Auto Components — 0.1%
American Axle & Manufacturing, Inc., 6.63%, 10/15/22		200	211,500
Continental Rubber of America Corp., 4.50%, 9/15/19		150	152,511
Delphi Corp.:
5.88%, 5/15/19		150	159,375
6.13%, 5/15/21		100	109,250
5.00%, 2/15/23		250	260,000
Gajah Tunggal Tbk PT, 7.75%, 2/06/18		2,100	2,121,315
The Goodyear Tire & Rubber Co.:
8.25%, 8/15/20		300	334,500
6.50%, 3/01/21		200	209,250
7.00%, 5/15/22		175	185,938
IDQ Holdings, Inc., 11.50%, 4/01/17 (a)		100	111,000
Lear Corp., 4.75%, 1/15/23 (a)		150	147,000
Schaeffler Finance BV:
7.75%, 2/15/17 (a)		200	223,250
4.75%, 5/15/21 (a)		200	194,000
Schaeffler Holding Finance BV, 6.88%, 8/15/18 (a)(b)(e)		1,040	1,060,800
Tenneco, Inc., 6.88%, 12/15/20		100	108,000

			5,587,689

Beverages — 0.1%
Constellation Brands, Inc.:
7.25%, 9/01/16		250	284,375
7.25%, 5/15/17		235	267,900
3.75%, 5/01/21		150	140,250
6.00%, 5/01/22		200	216,000
4.25%, 5/01/23		150	141,375
Heineken NV, 1.40%, 10/01/17 (a)		3,243	3,170,681

			4,220,581

Building Products — 0.5%
Abengoa Finance SAU, 8.88%, 11/01/17 (a)		150	140,250
Aguila 3 SA, 7.88%, 1/31/18 (a)		150	155,250
Ainsworth Lumber Co. Ltd., 7.50%, 12/15/17 (a)		970	1,028,200
American Builders & Contractors Supply Co., Inc., 5.63%, 4/15/21 (a)		1,105	1,102,237
Associated Materials LLC/AMH New Finance, Inc.:
9.13%, 11/01/17		200	215,750
9.13%, 11/01/17 (a)		100	107,875
Builders FirstSource, Inc., 7.63%, 6/01/21 (a)		650	656,500
Building Materials Corp. of America, 6.75%, 5/01/21 (a)		410	438,700
Cemex SAB de CV, 5.88%, 3/25/19 (a)		295	295,000
Griffon Corp., 7.13%, 4/01/18		100	105,250
Hanson Ltd., 6.13%, 8/15/16		150	163,500
HD Supply, Inc.:
8.13%, 4/15/19		3,450	3,864,000
11.00%, 4/15/20		4,481	5,388,403
7.50%, 7/15/20 (a)		4,482	4,750,920
11.50%, 7/15/20		200	237,250
10.50%, 1/15/21 (b)		275	283,250
Lafarge SA:
6.20%, 7/09/15 (a)		100	107,000

Corporate Bonds	Par (000)		Value
Building Products (concluded)
6.50%, 7/15/16	USD	250	$273,125
7.13%, 7/15/36		150	156,750
Masco Corp.:
4.80%, 6/15/15		200	208,000
6.13%, 10/03/16		200	223,000
7.13%, 3/15/20		100	113,250
Nortek, Inc., 8.50%, 4/15/21		100	108,250
Ply Gem Industries, Inc., 8.25%, 2/15/18		172	185,330
USG Corp., 9.75%, 1/15/18		1,194	1,380,563
Weekley Homes LLC/Weekley Finance Corp., 6.00%, 2/01/23 (a)		274	274,000

			21,961,603

Capital Markets — 0.6%
The Bank of New York Mellon Corp., 0.82%, 8/01/18 (b)		2,530	2,532,472
E*TRADE Financial Corp.:
6.00%, 11/15/17		100	104,000
6.38%, 11/15/19		200	212,500
The Goldman Sachs Group, Inc.:
6.25%, 9/01/17		3,000	3,421,545
5.95%, 1/18/18		6,500	7,336,583
6.15%, 4/01/18		3,000	3,418,638
KCG Holdings, Inc., 8.25%, 6/15/18 (a)		368	357,880
Morgan Stanley:
4.10%, 1/26/15		2,000	2,077,394
3.80%, 4/29/16		375	393,620
5.55%, 4/27/17		700	770,757
6.63%, 4/01/18		1,550	1,787,179
Sun Hung Kai & Co. BVI Ltd., 6.38%, 9/26/17		1,500	1,491,841

			23,904,409

Chemicals — 0.5%
Airgas, Inc.:
3.25%, 10/01/15		550	572,612
2.95%, 6/15/16		1,010	1,050,692
Ashland, Inc.:
3.00%, 3/15/16 (a)		100	101,250
3.88%, 4/15/18 (a)		1,375	1,385,313
4.75%, 8/15/22 (a)		275	271,563
Axiall Corp., 4.88%, 5/15/23 (a)		229	217,550
Celanese US Holdings LLC:
6.63%, 10/15/18		150	160,125
5.88%, 6/15/21		162	170,100
4.63%, 11/15/22		100	96,750
Chemtura Corp., 5.75%, 7/15/21		400	398,000
Eagle Spinco, Inc., 4.63%, 2/15/21 (a)		200	192,000
Hexion US Finance Corp., 6.63%, 4/15/20 (a)		250	255,625
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.88%, 2/01/18		300	312,000
Huntsman International LLC:
4.88%, 11/15/20		965	955,350
8.63%, 3/15/21		655	738,513
Ineos Finance PLC:
8.38%, 2/15/19 (a)		200	219,500
7.50%, 5/01/20 (a)		774	832,050
INEOS Group Holdings SA, 6.13%, 8/15/18 (a)		200	195,000
LyondellBasell Industries NV, 5.00%, 4/15/19		2,250	2,491,151
Momentive Performance Materials, Inc.:
8.88%, 10/15/20		1,400	1,491,000
9.00%, 1/15/21		200	182,500
NOVA Chemicals Corp., 5.25%, 8/01/23 (a)		125	125,000
Nufarm Australia Ltd., 6.38%, 10/15/19 (a)		220	220,550
Perstorp Holding AB, 8.75%, 5/15/17 (a)		225	231,750

See Notes to Financial Statements.

12	BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2013

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Chemicals (concluded)
PetroLogistics LP/PetroLogistics Finance Corp., 6.25%, 4/01/20 (a)	USD	972	$962,280
PolyOne Corp., 5.25%, 3/15/23 (a)		100	98,000
PPG Industries, Inc., 6.65%, 3/15/18		2,365	2,796,523
PQ Corp., 8.75%, 5/01/18 (a)		200	211,000
Rain CII Carbon LLC/CII Carbon Corp., 8.25%, 1/15/21 (a)		302	305,775
Rockwood Specialties Group, Inc., 4.63%, 10/15/20		2,211	2,244,165
TPC Group, Inc., 8.75%, 12/15/20 (a)		200	210,000
Tronox Finance LLC, 6.38%, 8/15/20 (a)		904	865,580
US Coatings Acquisition, Inc./Flash Dutch 2 BV, 7.38%, 5/01/21 (a)		803	832,109

			21,391,376

Commercial Banks — 0.6%
Bank of Ceylon, 5.33%, 4/16/18		400	389,616
Bank of India, 6.25%, 2/16/21		3,000	3,098,829
Bank of Montreal, 2.85%, 6/09/15 (a)		1,263	1,314,530
Canadian Imperial Bank of Commerce, 2.60%, 7/02/15 (a)		1,222	1,267,581
CIT Group, Inc.:
4.75%, 2/15/15 (a)		400	413,000
5.00%, 5/15/17		400	422,000
4.25%, 8/15/17		325	332,313
5.25%, 3/15/18		810	860,625
6.63%, 4/01/18 (a)		1,040	1,149,200
5.50%, 2/15/19 (a)		2,027	2,125,816
5.38%, 5/15/20		350	365,750
5.00%, 8/15/22		150	148,688
Dresdner Bank AG, 7.25%, 9/15/15		150	158,336
HBOS PLC:
6.75%, 5/21/18 (a)		450	486,318
6.00%, 11/01/33 (a)		200	185,000
HSBC USA, Inc., 1.63%, 1/16/18		500	488,687
Oversea-Chinese Banking Corp. Ltd., 3.15%, 3/11/23 (b)		3,000	2,983,257
Provident Funding Associates LP/PFG Finance Corp., 6.75%, 6/15/21 (a)		125	126,563
Regions Bank, 6.45%, 6/26/37		250	262,273
Regions Financial Corp., 2.00%, 5/15/18		2,500	2,406,685
Royal Bank of Canada, 0.63%, 12/05/16		5,000	4,982,255

			23,967,322

Commercial Services & Supplies — 0.5%
ACCO Brands Corp., 6.75%, 4/30/20		122	125,203
ADS Waste Holdings, Inc., 8.25%, 10/01/20 (a)		737	775,693
The ADT Corp., 2.25%, 7/15/17		1,000	953,554
Algeco Scotsman Global Finance PLC:
8.50%, 10/15/18 (a)		200	206,000
10.75%, 10/15/19 (a)		200	186,000
Ceridian Corp.:
11.25%, 11/15/15		341	346,967
8.88%, 7/15/19 (a)		4,389	4,970,543
11.00%, 3/15/21 (a)		2,595	2,971,275
Clean Harbors, Inc.:
5.25%, 8/01/20		150	153,750
5.13%, 6/01/21		150	153,000
Covanta Holding Corp., 6.38%, 10/01/22		575	591,603
Emergency Medical Services Corp., 8.13%, 6/01/19		250	271,250
Global A&T Electronics Ltd., 10.00%, 2/01/19 (a)		150	156,000
Igloo Holdings Corp., 8.25%, 12/15/17 (a)(b)(e)		1,087	1,116,893
Iron Mountain, Inc.: 8.38%, 8/15/21		200	216,750

Corporate Bonds	Par (000)		Value
Commercial Services & Supplies (concluded)
5.75%, 8/15/24	USD	200	$189,000
Jaguar Holding Co. I, 9.38%, 10/15/17 (a)(b)(e)		100	107,250
Jaguar Holding Co. II/Jaguar Merger Sub, Inc., 9.50%, 12/01/19 (a)		850	964,750
Laureate Education, Inc., 9.25%, 9/01/19 (a)		1,907	2,069,095
Mobile Mini, Inc., 7.88%, 12/01/20		1,561	1,701,490
RR Donnelley & Sons Co., 7.25%, 5/15/18		100	107,750
Safway Group Holding LLC/Safway Finance Corp., 7.00%, 5/15/18 (a)		671	674,355
The ServiceMaster Co.:
8.00%, 2/15/20		310	303,025
7.00%, 8/15/20		200	186,250
Tervita Corp., 8.00%, 11/15/18 (a)		100	103,625
TransUnion Holding Co., Inc., 9.63%, 6/15/18		200	217,000
TransUnion LLC/TransUnion Financing Corp., 11.38%, 6/15/18		248	278,690
West Corp.:
8.63%, 10/01/18		100	108,750
7.88%, 1/15/19		200	214,500

			20,420,011

Communications Equipment — 0.2%
Hughes Satellite Systems Corp.:
6.50%, 6/15/19		300	318,750
7.63%, 6/15/21		200	216,500
Inmarsat Finance PLC, 7.38%, 12/01/17 (a)		150	157,875
Intelsat Jackson Holdings SA:
7.25%, 4/01/19		400	432,500
7.25%, 10/15/20		525	568,313
7.50%, 4/01/21		325	353,844
6.63%, 12/15/22 (a)		150	153,375
5.50%, 8/01/23 (a)		1,278	1,226,880
Intelsat Luxembourg SA:
6.75%, 6/01/18 (a)		4,379	4,576,055
7.75%, 6/01/21 (a)		500	526,250
8.13%, 6/01/23 (a)		350	376,250
Telesat Canada/Telesat LLC, 6.00%, 5/15/17 (a)		200	204,000
ViaSat, Inc., 6.88%, 6/15/20		200	212,500

			9,323,092

Computers & Peripherals — 0.0%
EMC Corp., 1.75%, 12/01/13		251	409,601
Lexmark International, Inc., 5.13%, 3/15/20		375	387,316
NCR Corp.:
4.63%, 2/15/21		100	97,250
5.00%, 7/15/22		200	193,500
Seagate HDD Cayman:
6.88%, 5/01/20		150	162,750
7.00%, 11/01/21		100	108,750
4.75%, 6/01/23 (a)		250	238,750

			1,597,917

Construction Materials — 0.0%
Texas Industries, Inc., 9.25%, 8/15/20		150	163,313
Vulcan Materials Co.:
6.50%, 12/01/16		100	109,250
7.50%, 6/15/21		150	169,875

			442,438

Consumer Finance — 0.6%
American Express Centurion Bank, 6.00%, 9/13/17		1,500	1,725,018
American Express Credit Corp., 1.30%, 7/29/16		4,190	4,200,328
Capital One Financial Corp., 6.75%, 9/15/17		3,000	3,521,865

See Notes to Financial Statements.

BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2013	13

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Consumer Finance (concluded)
Credit Acceptance Corp., 9.13%, 2/01/17	USD	500	$533,750
Ford Motor Credit Co. LLC:
12.00%, 5/15/15		6,000	7,059,960
1.70%, 5/09/16		350	346,765
8.00%, 12/15/16		1,000	1,173,180
2.38%, 1/16/18		2,000	1,965,394
General Motors Financial Co., Inc.:
2.75%, 5/15/16 (a)		120	119,550
4.75%, 8/15/17 (a)		250	262,187
3.25%, 5/15/18 (a)		300	293,250
6.75%, 6/01/18		81	90,315
4.25%, 5/15/23 (a)		771	740,160
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.38%, 4/01/20 (a)		895	903,950
SLM Corp.:
3.88%, 9/10/15		200	203,750
6.25%, 1/25/16		500	532,500
6.00%, 1/25/17		300	318,750
4.63%, 9/25/17		125	125,625
8.45%, 6/15/18		700	805,084
8.00%, 3/25/20		425	473,875
7.25%, 1/25/22		175	185,500
5.50%, 1/25/23		250	233,840
5.63%, 8/01/33		175	145,687
Springleaf Finance Corp.:
5.40%, 12/01/15		100	101,000
6.90%, 12/15/17		725	728,625

			26,789,908

Containers & Packaging — 0.2%
Ardagh Packaging Finance PLC:
7.38%, 10/15/17 (a)		625	665,625
9.13%, 10/15/20 (a)		200	217,000
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc.:
9.13%, 10/15/20 (a)		631	681,480
7.00%, 11/15/20 (a)		562	553,570
Ball Corp.:
6.75%, 9/15/20		150	162,375
5.75%, 5/15/21		200	212,000
5.00%, 3/15/22		200	200,500
4.00%, 11/15/23		200	183,000
Berry Plastics Corp.:
9.50%, 5/15/18		150	162,750
9.75%, 1/15/21		1,280	1,497,600
Crown Americas LLC/Crown Americas Capital Corp. III, 6.25%, 2/01/21		305	324,063
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%, 1/15/23 (a)		364	339,430
Graphic Packaging International, Inc., 4.75%, 4/15/21		450	435,375
Owens-Brockway Glass Container, Inc., 7.38%, 5/15/16		250	282,500
Pactiv LLC, 7.95%, 12/15/25		827	760,840
Sealed Air Corp.:
8.13%, 9/15/19 (a)		200	223,000
6.50%, 12/01/20 (a)		468	505,440
8.38%, 9/15/21 (a)		300	340,500
Silgan Holdings, Inc., 5.00%, 4/01/20		100	100,500
Tekni-Plex, Inc., 9.75%, 6/01/19 (a)		57	63,555

			7,911,103

Distributors — 0.0%
LKQ Corp., 4.75%, 5/15/23 (a)		150	143,813

Corporate Bonds	Par (000)		Value
Distributors (concluded)
VWR Funding, Inc., 7.25%, 9/15/17	USD	235	$245,575

			389,388

Diversified Financial Services — 2.0%
Aircastle Ltd.:
6.75%, 4/15/17		290	313,925
6.25%, 12/01/19		354	372,585
Ally Financial, Inc.:
6.75%, 12/01/14		400	423,000
8.30%, 2/12/15		525	566,344
4.63%, 6/26/15		350	361,426
3.13%, 1/15/16		200	200,500
5.50%, 2/15/17		325	343,598
6.25%, 12/01/17		200	216,683
8.00%, 3/15/20		831	978,503
7.50%, 9/15/20		571	663,074
8.00%, 11/01/31		5,783	6,997,430
8.00%, 11/01/31		1,000	1,195,000
Bank of America Corp., 5.65%, 5/01/18		4,500	5,058,612
The Bear Stearns Cos. LLC:
6.40%, 10/02/17		1,300	1,505,065
7.25%, 2/01/18		500	599,284
Cantor Commercial Real Estate Co. LP/CCRE Finance Corp., 7.75%, 2/15/18 (a)		414	424,350
Citigroup, Inc.:
6.01%, 1/15/15		2,000	2,138,866
3.95%, 6/15/16		2,161	2,290,418
4.45%, 1/10/17		2,726	2,940,572
CNG Holdings, Inc., 9.38%, 5/15/20 (a)		640	620,800
CNH Capital LLC:
3.88%, 11/01/15		100	102,750
6.25%, 11/01/16		200	218,500
3.63%, 4/15/18		200	196,500
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust:
Series 2012-1, Class A, 5.13%, 11/30/24 (a)		262	260,504
Series 2013-1, 6.13%, 11/30/19 (a)		5,000	5,050,000
Far East Horizon Ltd., 4.50%, 3/22/16	CNH	30,000	4,743,166
First Pacific Co. Treasury Ltd., 4.50%, 4/16/23	USD	1,500	1,341,744
General Electric Capital Corp.:
1.00%, 12/11/15		2,000	1,999,120
0.92%, 7/12/16 (b)		5,000	5,005,835
Globe Luxembourg SCA, 9.63%, 5/01/18 (a)		200	197,212
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 8.00%, 1/15/18		3,650	3,855,313
ING U.S., Inc., 2.90%, 2/15/18 (a)		3,505	3,495,947
Jefferies Group LLC, 6.50%, 1/20/43		5,000	4,996,645
Jefferies LoanCore LLC/JLC Finance Corp., 6.88%, 6/01/20 (a)		968	968,000
JPMorgan Chase & Co.:
5.15%, 10/01/15		2,800	3,029,678
3.45%, 3/01/16		292	306,951
6.00%, 1/15/18		2,500	2,874,805
LeasePlan Corp. NV, 2.50%, 5/16/18 (a)		1,900	1,842,149
Leighton Finance USA Property Ltd.:
5.95%, 11/13/22		4,800	4,689,600
5.95%, 11/13/22 (a)		2,000	1,958,951
MassMutual Global Funding II, 2.10%, 8/02/18 (a)		2,500	2,492,350
MPH Intermediate Holding Co. 2, 8.38%, 8/01/18 (a)(e)		150	153,188
Neuberger Berman Group LLC/Neuberger
Berman Finance Corp., 5.88%, 3/15/22 (a)		100	103,500

See Notes to Financial Statements.

14	BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2013

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Diversified Financial Services (concluded)
Nuveen Investments, Inc.:
9.13%, 10/15/17 (a)	USD	100	$101,250
9.50%, 10/15/20 (a)		200	202,500
Royal Bank of Scotland Group PLC:
5.00%, 10/01/14		200	204,826
5.05%, 1/08/15		175	179,080
6.13%, 12/15/22		600	579,733
6.10%, 6/10/23		250	239,749
SSG Resources Ltd., 4.25%, 10/04/22		3,000	2,922,717
TMX Finance LLC /TitleMax Finance Corp., 8.50%, 9/15/18 (a)		125	128,750

			82,651,048

Diversified Telecommunication Services — 0.9%
Alcatel-Lucent USA, Inc.:
8.88%, 1/01/20 (a)		1,510	1,510,000
6.45%, 3/15/29		300	237,000
AT&T Inc., 0.90%, 2/12/16		1,770	1,764,922
Avaya, Inc.:
7.00%, 4/01/19 (a)		720	664,200
10.50%, 3/01/21 (a)		1,170	897,975
Bakrie Telecom Pte. Ltd., 11.50%, 5/07/15		1,000	350,000
Bharti Airtel International, 5.13%, 3/11/23		2,400	2,232,000
CenturyLink, Inc.:
6.00%, 4/01/17		100	109,000
5.63%, 4/01/20		1,669	1,706,553
6.45%, 6/15/21		300	316,500
5.80%, 3/15/22		400	398,000
7.60%, 9/15/39		125	118,438
7.65%, 3/15/42		200	189,000
Cincinnati Bell, Inc.:
8.25%, 10/15/17		100	104,750
8.75%, 3/15/18		175	182,000
8.38%, 10/15/20		150	158,250
CommScope Holding Co., Inc., 6.63%, 6/01/20 (a)(e)		752	748,240
CommScope, Inc., 8.25%, 1/15/19 (a)		400	439,000
Consolidated Communications Finance Co., 10.88%, 6/01/20		155	178,250
Digicel Ltd., 6.00%, 4/15/21 (a)		4,730	4,635,400
Frontier Communications Corp.:
8.25%, 4/15/17		250	282,500
8.13%, 10/01/18		150	167,250
8.50%, 4/15/20		150	166,500
9.25%, 7/01/21		100	116,000
8.75%, 4/15/22		150	165,375
7.13%, 1/15/23		200	198,000
7.63%, 4/15/24		200	202,000
9.00%, 8/15/31		200	196,000
Koninklijke KPN NV, 7.00%, 3/28/73 (a)(b)		200	194,994
Level 3 Communications, Inc., 11.88%, 2/01/19		100	115,250
Level 3 Financing, Inc.:
9.38%, 4/01/19		200	222,000
8.13%, 7/01/19		3,403	3,692,255
7.00%, 6/01/20		200	207,500
8.63%, 7/15/20		1,036	1,139,600
PCCW-HKT Capital No. 4 Ltd., 5.75%, 4/17/22		2,000	2,018,794
Sable International Finance Ltd., 7.75%, 2/15/17 (a)		100	106,000
Softbank Corp., 4.50%, 4/15/20 (a)		2,575	2,491,313
Sorenson Communications, Inc., 10.50%, 2/01/15 (a)		175	139,563
tw telecom holdings, Inc., 5.38%, 10/01/22		285	286,425
UPCB Finance III Ltd., 6.63%, 7/01/20 (a)		350	374,500
UPCB Finance V Ltd., 7.25%, 11/15/21 (a)		150	161,625

Corporate Bonds	Par (000)		Value
Diversified Telecommunication Services (concluded)
UPCB Finance VI Ltd., 6.88%, 1/15/22 (a)	USD	150	$159,000
Verizon Communications, Inc., 5.50%, 4/01/17		3,000	3,389,649
Wind Acquisition Finance SA:
11.75%, 7/15/17		550	580,250
7.25%, 2/15/18 (a)		200	206,000
6.50%, 4/30/20 (a)		502	512,040
Wind Acquisition Holdings Finance SA, 12.25%, 7/15/17 (a)(b)(e)		212	218,617
Windstream Corp.:
7.88%, 11/01/17		920	1,028,100
7.00%, 3/15/19		150	152,250
7.75%, 10/15/20		600	639,000
6.38%, 8/01/23		786	746,700

			37,214,528

Electric Utilities — 0.0%
Progress Energy, Inc., 5.63%, 1/15/16		1,131	1,251,033
The Tokyo Electric Power Co., Inc., 4.50%, 3/24/14	EUR	300	402,411

			1,653,444

Electrical Equipment — 0.2%
AE-Rotor Holding BV, 4.97%, 3/28/18	USD	5,900	5,866,960
Belden, Inc., 5.50%, 9/01/22 (a)		777	773,115
General Cable Corp., 5.75%, 10/01/22 (a)		901	880,727
Roper Industries, Inc., 1.85%, 11/15/17		1,000	988,548

			8,509,350

Electronic Equipment, Instruments & Components — 0.1%
313 Group, Inc., 8.75%, 12/01/20 (a)		1,850	1,850,000
APX Group, Inc., 6.38%, 12/01/19 (a)		1,863	1,816,425
Flextronics International Ltd.:
4.63%, 2/15/20 (a)		100	99,500
5.00%, 2/15/23 (a)		100	98,500
Rexel SA, 6.13%, 12/15/19 (a)		200	207,500
Sanmina Corp., 7.00%, 5/15/19 (a)		100	105,500
Viasystems, Inc., 7.88%, 5/01/19 (a)		100	107,000

			4,284,425

Energy Equipment & Services — 0.2%
Atwood Oceanics, Inc., 6.50%, 2/01/20		150	159,750
BW Group Ltd., 6.63%, 6/28/17 (a)		100	101,625
Calfrac Holdings LP, 7.50%, 12/01/20 (a)		166	167,660
CGG, 6.50%, 6/01/21		850	871,250
Expro Finance Luxembourg SCA, 8.50%, 12/15/16 (a)		200	211,000
FTS International Services LLC/FTS International Bonds, Inc., 8.13%, 11/15/18 (a)		1,631	1,777,790
Gulfmark Offshore, Inc., 6.38%, 3/15/22		270	276,075
Hiland Partners LP/Hiland Partners Finance Corp., 7.25%, 10/01/20 (a)		150	157,500
Hornbeck Offshore Services, Inc., 5.88%, 4/01/20		230	234,025
Key Energy Services, Inc., 6.75%, 3/01/21		205	200,900
Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc., 8.63%, 11/01/17		150	156,000
Oil States International, Inc.:
6.50%, 6/01/19		850	909,500
5.13%, 1/15/23 (a)		793	872,300
Parker Drilling Co., 7.50%, 8/01/20 (a)		830	830,000
Petroleum Geo-Services ASA, 7.38%, 12/15/18 (a)		200	218,500
SESI LLC:
6.38%, 5/01/19		150	158,250

See Notes to Financial Statements.

BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2013	15

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Energy Equipment & Services (concluded)
7.13%, 12/15/21	USD	150	$163,500

			7,465,625

Food & Staples Retailing — 0.1%
FPC Finance Ltd., 6.00%, 6/28/19		1,000	1,025,000
Ingles Markets, Inc., 5.75%, 6/15/23 (a)		200	199,500
Olam International Ltd.:
5.75%, 9/20/17		2,600	2,468,125
6.75%, 1/29/18		400	386,151
Rite Aid Corp.:
9.25%, 3/15/20		275	306,281
8.00%, 8/15/20		100	112,125
6.75%, 6/15/21 (a)		748	749,870
SUPERVALU, Inc., 8.00%, 5/01/16		300	331,125
U.S. Foods, Inc., 8.50%, 6/30/19		350	372,750

			5,950,927

Food Products — 0.2%
ARAMARK Corp., 5.75%, 3/15/20 (a)		1,468	1,526,720
B&G Foods, Inc., 4.63%, 6/01/21		150	144,938
Bumble Bee Holdings, Inc., 9.00%, 12/15/17 (a)		100	108,875
Darling International, Inc., 8.50%, 12/15/18		610	674,050
Dean Foods Co., 7.00%, 6/01/16		100	110,500
Del Monte Corp., 7.63%, 2/15/19		275	287,375
Hawk Acquisition Sub, Inc., 4.25%, 10/15/20 (a)		725	696,000
JBS USA LLC/JBS USA Finance, Inc.:
8.25%, 2/01/20 (a)		200	212,000
7.25%, 6/01/21 (a)		100	102,500
Pinnacle Foods Finance LLC/Pinnacle Foods
Finance Corp., 4.88%, 5/01/21 (a)		853	799,687
Post Holdings, Inc., 7.38%, 2/15/22		1,015	1,088,587
Smithfield Foods, Inc.:
7.75%, 7/01/17		100	112,875
6.63%, 8/15/22		1,371	1,449,833
Sun Merger Sub, Inc.:
5.25%, 8/01/18 (a)		1,802	1,806,505
5.88%, 8/01/21 (a)		271	271,677

			9,392,122

Gas Utilities — 0.0%
AmeriGas Finance LLC/AmeriGas Finance Corp.:
6.75%, 5/20/20		150	159,375
7.00%, 5/20/22		250	266,250
Ferrellgas LP/Ferrellgas Finance Corp., 6.50%, 5/01/21		100	101,000
Suburban Propane Partners LP/Suburban Energy Finance Corp., 7.38%, 8/01/21		100	107,500

			634,125

Health Care Equipment & Supplies — 0.2%
Alere, Inc., 6.50%, 6/15/20 (a)		234	239,265
Biomet, Inc.:
6.50%, 8/01/20		2,704	2,839,200
6.50%, 10/01/20		3,250	3,335,313
Hologic, Inc., 6.25%, 8/01/20		1,424	1,507,660
Universal Hospital Services, Inc., 7.63%, 8/15/20		200	211,500

			8,132,938

Health Care Providers & Services — 1.0%
Aetna, Inc., 1.75%, 5/15/17		2,250	2,232,751
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp., 7.75%, 2/15/19		835	897,625
CHS/Community Health Systems, Inc.:
5.13%, 8/15/18		695	708,900

Corporate Bonds	Par (000)		Value
Health Care Providers & Services (continued)
8.00%, 11/15/19	USD	600	$633,750
7.13%, 7/15/20		200	204,750
ConvaTec Healthcare E SA, 10.50%, 12/15/18 (a)		200	225,000
DaVita HealthCare Partners, Inc.:
6.38%, 11/01/18		150	159,000
6.63%, 11/01/20		200	213,500
5.75%, 8/15/22		1,174	1,190,143
DJO Finance LLC/DJO Finance Corp.:
8.75%, 3/15/18		859	938,457
9.88%, 4/15/18		621	656,707
Fresenius Medical Care US Finance II, Inc.:
5.63%, 7/31/19 (a)		250	264,687
5.88%, 1/31/22 (a)		200	211,000
Fresenius Medical Care US Finance, Inc.:
6.88%, 7/15/17		150	165,750
5.75%, 2/15/21 (a)		937	988,535
Fresenius US Finance II, Inc., 9.00%, 7/15/15 (a)		800	888,000
Hanger, Inc., 7.13%, 11/15/18		990	1,064,250
HCA Holdings, Inc.:
6.25%, 2/15/21		909	943,087
7.75%, 5/15/21		300	326,250
HCA, Inc.:
6.50%, 2/15/16		400	435,000
8.00%, 10/01/18		100	115,250
8.50%, 4/15/19		200	216,500
6.50%, 2/15/20		4,314	4,750,793
7.88%, 2/15/20		696	755,595
7.25%, 9/15/20		1,336	1,461,250
7.50%, 2/15/22		250	281,875
5.88%, 3/15/22		1,738	1,837,935
4.75%, 5/01/23		1,224	1,181,160
5.88%, 5/01/23		300	303,000
Health Management Associates, Inc., 7.38%, 1/15/20		200	226,500
IASIS Healthcare LLC/IASIS Capital Corp., 8.38%, 5/15/19		225	236,250
INC Research LLC, 11.50%, 7/15/19 (a)		1,365	1,453,725
Kindred Healthcare, Inc., 8.25%, 6/01/19		100	105,250
Kinetic Concepts, Inc./KCI USA, Inc.:
10.50%, 11/01/18		450	495,000
12.50%, 11/01/19		929	981,256
Mallinckrodt International Finance SA, 4.75%, 4/15/23 (a)		200	193,594
MultiPlan, Inc., 9.88%, 9/01/18 (a)		100	110,750
NBTY, Inc., 9.00%, 10/01/18		200	221,500
Omnicare, Inc.:
7.75%, 6/01/20		1,110	1,232,100
3.75%, 4/01/42		915	1,239,253
Select Medical Corp., 6.38%, 6/01/21 (a)		150	145,500
Symbion, Inc., 8.00%, 6/15/16		1,000	1,052,500
Tenet Healthcare Corp.:
6.25%, 11/01/18		2,152	2,302,640
4.75%, 6/01/20		150	144,750
8.00%, 8/01/20		444	471,750
4.50%, 4/01/21 (a)		250	233,125
4.38%, 10/01/21 (a)		2,152	1,979,840
Truven Health Analytics, Inc., 10.63%, 6/01/20		1,520	1,664,400
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II Inc:
8.00%, 2/01/18		604	640,995
7.75%, 2/01/19		1,801	1,933,824
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, 7.75%, 9/15/18		450	493,313

See Notes to Financial Statements.

16	BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2013

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Health Care Providers & Services (concluded)
Wellpoint, Inc., 5.88%, 6/15/17	USD 1,800	$2,051,320

		43,859,635

Hotels, Restaurants & Leisure — 0.7%
AMC Entertainment, Inc.:
8.75%, 6/01/19	100	108,250
9.75%, 12/01/20	200	228,000
Ameristar Casinos, Inc., 7.50%, 4/15/21	250	266,875
Boyd Gaming Corp., 9.13%, 12/01/18	100	106,500
Brinker International, Inc., 2.60%, 5/15/18	1,000	989,271
Caesars Entertainment Operating Co., Inc.:
10.00%, 12/15/15	2,000	1,710,000
11.25%, 6/01/17	500	519,687
12.75%, 4/15/18	250	155,625
10.00%, 12/15/18	850	454,750
8.50%, 2/15/20	350	325,937
9.00%, 2/15/20 (a)	190	177,650
Caesars Operating Escrow LLC/Caesars Escrow Corp.:
9.00%, 2/15/20 (a)	1,298	1,223,365
9.00%, 2/15/20 (a)	226	211,310
Carlson Wagonlit BV, 6.88%, 6/15/19 (a)	230	238,337
Carnival Corp.:
1.20%, 2/05/16	1,250	1,242,794
1.88%, 12/15/17	2,750	2,685,919
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., 5.25%, 3/15/21 (a)	100	97,750
Choice Hotels International, Inc., 5.75%, 7/01/22	620	651,000
CityCenter Holdings LLC/CityCenter Finance Corp.:
7.63%, 1/15/16	200	212,000
10.75%, 1/15/17 (b)(e)	100	108,000
Diamond Resorts Corp., 12.00%, 8/15/18	950	1,061,625
DineEquity, Inc., 9.50%, 10/30/18	250	281,877
Isle of Capri Casinos, Inc.:
7.75%, 3/15/19	30	31,388
5.88%, 3/15/21	255	247,350
Landry’s, Inc., 9.38%, 5/01/20 (a)	150	162,375
MCE Finance Ltd., 5.00%, 2/15/21 (a)	895	854,725
MGM Resorts International:
6.63%, 7/15/15	175	188,563
7.50%, 6/01/16	200	220,500
10.00%, 11/01/16	125	149,375
7.63%, 1/15/17	523	588,375
8.63%, 2/01/19	1,368	1,585,170
6.75%, 10/01/20	250	265,937
6.63%, 12/15/21	250	263,750
7.75%, 3/15/22	225	249,187
MTR Gaming Group, Inc., 11.50%, 8/01/19 (e)	931	979,588
PNK Finance Corp., 6.38%, 8/01/21 (a)	964	971,230
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22	200	201,500
Sabre, Inc., 8.50%, 5/15/19 (a)	200	217,000
Six Flags Entertainment Corp., 5.25%, 1/15/21 (a)	1,690	1,651,975
Station Casinos Llc, 7.50%, 3/01/21	1,921	2,007,445
Travelport LLC/Travelport Holdings, Inc.:
8.90%, 3/01/16 (a)(b)	198	190,494
13.88%, 3/01/16 (a)(e)	444	461,916
WMG Acquisition Corp., 11.50%, 10/01/18	2,489	2,881,017
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.:
7.75%, 8/15/20	300	337,500

Corporate Bonds	Par (000)		Value
Hotels, Restaurants & Leisure (concluded)
5.38%, 3/15/22	USD	237	$241,740
4.25%, 5/30/23 (a)		150	139,125

			28,143,747

Household Durables — 0.3%
Armored Autogroup, Inc., 9.25%, 11/01/18		570	524,400
Beazer Homes USA, Inc., 6.63%, 4/15/18		370	398,675
Brookfield Residential Properties, Inc., 6.50%, 12/15/20 (a)		685	717,537
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp., 6.13%, 7/01/22 (a)		100	102,250
DR Horton, Inc., 4.38%, 9/15/22		320	300,800
Jarden Corp.:
7.50%, 5/01/17		200	223,250
1.88%, 9/15/18 (a)		460	542,225
K Hovnanian Enterprises, Inc., 7.25%, 10/15/20 (a)		1,851	1,994,453
KB Home, 7.50%, 9/15/22		399	427,927
Lennar Corp., 5.00%, 11/15/22 (a)		100	96,000
Libbey Glass, Inc., 6.88%, 5/15/20		714	763,980
PulteGroup, Inc., 6.38%, 5/15/33		45	41,513
RSI Home Products, Inc., 6.88%, 3/01/18 (a)		100	103,000
The Ryland Group, Inc., 6.63%, 5/01/20		1,035	1,094,513
Shea Homes LP/Shea Homes Funding Corp., 8.63%, 5/15/19		1,385	1,523,500
Standard Pacific Corp.:
10.75%, 9/15/16		295	355,106
8.38%, 5/15/18		200	231,500
8.38%, 1/15/21		1,825	2,103,313
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25%, 4/15/21 (a)		681	655,463
William Lyon Homes, Inc., 8.50%, 11/15/20		335	366,825

			12,566,230

Household Products — 0.3%
Alphabet Holding Co., Inc., 7.75%, 11/01/17 (e)		100	103,250
Harbinger Group, Inc., 7.88%, 7/15/19 (a)		125	129,375
Renaissance Acquisition Corp., 6.88%, 8/15/21 (a)		710	706,450
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
8.50%, 5/15/18		400	416,000
7.13%, 4/15/19		978	1,044,015
9.00%, 4/15/19		1,068	1,110,720
7.88%, 8/15/19		640	704,000
9.88%, 8/15/19		702	758,160
5.75%, 10/15/20		3,470	3,530,725
6.88%, 2/15/21		750	797,813
8.25%, 2/15/21		300	305,250
Spectrum Brands Escrow Corp.:
6.38%, 11/15/20 (a)		891	946,687
6.63%, 11/15/22 (a)		310	331,700
Spectrum Brands, Inc., 6.75%, 3/15/20		329	354,497
The Sun Products Corp., 7.75%, 3/15/21 (a)		150	153,000
WaveDivision Escrow LLC/WaveDivision Escrow Corp., 8.13%, 9/01/20 (a)		608	638,400

			12,030,042

Independent Power Producers & Energy Traders — 0.9%
AES Corp.:
8.00%, 10/15/17		300	348,000

See Notes to Financial Statements.

BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2013	17

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Independent Power Producers & Energy Traders (concluded)
8.00%, 6/01/20	USD	200	$231,500
7.38%, 7/01/21		250	282,500
4.88%, 5/15/23		150	142,500
Calpine Corp.:
7.25%, 10/15/17 (a)		250	261,250
7.88%, 7/31/20 (a)		275	298,375
7.50%, 2/15/21 (a)		1,023	1,094,610
7.88%, 1/15/23 (a)		250	271,250
DPL, Inc.:
6.50%, 10/15/16		380	402,800
7.25%, 10/15/21		1,140	1,179,900
Dynegy, Inc., 5.88%, 6/01/23 (a)		605	574,750
EDP Finance BV:
6.00%, 2/02/18 (a)		200	207,356
4.90%, 10/01/19 (a)		275	271,538
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.:
6.88%, 8/15/17 (a)		415	423,300
11.25%, 12/01/18 (a)(e)		2,983	2,572,430
10.00%, 12/01/20		13,629	14,753,393
10.00%, 12/01/20 (a)		2,310	2,494,800
12.25%, 3/01/22 (a)		752	836,600
GenOn Energy, Inc.:
7.88%, 6/15/17		300	328,500
9.50%, 10/15/18		200	229,000
9.88%, 10/15/20		100	112,500
GenOn REMA LLC:
9.24%, 7/02/17		222	229,292
9.68%, 7/02/26		891	935,550
Homer City Generation LP, 8.73%, 10/01/26 (e)		505	530,250
InterGen NV, 7.00%, 6/30/23 (a)		200	199,500
Mirant Mid-Atlantic LLC Pass-Through Trust, Class B, 9.13%, 6/30/17		117	129,811
NRG Energy, Inc.:
7.63%, 1/15/18		1,822	2,031,530
7.63%, 5/15/19		200	211,000
8.50%, 6/15/19		150	162,000
8.25%, 9/01/20		200	222,000
7.88%, 5/15/21		850	935,000
6.63%, 3/15/23		150	153,750
Oncor Electric Delivery Co. LLC:
6.38%, 1/15/15		3,000	3,230,244
6.80%, 9/01/18		300	361,227
Puget Energy, Inc., 6.00%, 9/01/21		100	110,459
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc.:
10.25%, 11/01/15		150	9,375
11.50%, 10/01/20 (a)		500	375,000
15.00%, 4/01/21		350	87,500

			37,230,340

Insurance — 0.8%
American International Group, Inc.:
4.88%, 9/15/16		2,000	2,203,394
5.85%, 1/16/18		3,500	3,984,022
Aon Corp., 3.50%, 9/30/15		3,000	3,148,869
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC, 7.88%, 12/15/20 (a)		2,162	2,205,240
CNO Financial Group, Inc., 6.38%, 10/01/20 (a)		175	186,156
Genworth Holdings, Inc., 6.52%, 5/22/18		1,351	1,531,831
Glen Meadow Pass-Through Trust, 6.51%, 2/12/67 (b)		2,064	1,950,480
Hartford Financial Services Group, Inc., 4.00%, 10/15/17		3,250	3,474,838
International Lease Finance Corp.:
4.88%, 4/01/15		250	257,500

Corporate Bonds	Par (000)		Value
Insurance (concluded)
8.63%, 9/15/15	USD	400	$443,000
5.75%, 5/15/16		150	158,063
8.75%, 3/15/17		450	516,375
8.88%, 9/01/17		100	116,000
5.88%, 4/01/19		250	261,250
6.25%, 5/15/19		325	342,875
8.25%, 12/15/20		250	289,375
4.63%, 4/15/21		150	143,813
8.63%, 1/15/22		150	178,125
5.88%, 8/15/22		150	152,625
Marsh & McLennan Cos., Inc., 2.30%, 4/01/17		3,300	3,338,372
Nippon Life Insurance Co.:
5.00%, 10/18/42 (a)(b)		3,525	3,522,159
5.00%, 10/18/42 (b)		1,500	1,498,875
Onex USI Acquisition Corp., 7.75%, 1/15/21 (a)		100	100,500
Prudential Covered Trust 2012-1, 3.00%, 9/30/15 (a)		450	465,388
Prudential Financial, Inc., 6.00%, 12/01/17		2,850	3,286,309

			33,755,434

Internet & Catalog Retail — 0.0%
Liberty Interactive LLC, 8.25%, 2/01/30		200	216,250
Netflix, Inc., 5.38%, 2/01/21 (a)		100	101,000

			317,250

Internet Software & Services — 0.2%
21Vianet Group, Inc., 7.88%, 3/22/16	CNH	14,500	2,330,353
Baidu, Inc., 3.25%, 8/06/18	USD	800	801,351
Equinix, Inc.:
4.88%, 4/01/20		125	123,750
7.00%, 7/15/21		100	109,500
5.38%, 4/01/23		325	322,563
IAC/InterActiveCorp., 4.75%, 12/15/22		1,441	1,354,540
Pacnet Ltd., 9.25%, 11/09/15		1,200	1,212,000
VeriSign, Inc., 4.63%, 5/01/23 (a)		765	734,400
Zayo Group LLC/Zayo Capital, Inc.:
8.13%, 1/01/20		1,710	1,881,000
10.13%, 7/01/20		636	726,630

			9,596,087

IT Services — 0.1%
iGATE Corp., 9.00%, 5/01/16		150	161,813
Interactive Data Corp., 10.25%, 8/01/18		1,242	1,391,040
Lender Processing Services, Inc., 5.75%, 4/15/23		100	107,000
SunGard Data Systems, Inc.:
7.38%, 11/15/18		200	212,000
6.63%, 11/01/19		2,000	2,075,000
7.63%, 11/15/20		150	162,750
WEX, Inc., 4.75%, 2/01/23 (a)		738	693,720

			4,803,323

Leisure Equipment & Products — 0.0%
Brunswick Corp., 4.63%, 5/15/21 (a)		597	579,090

Life Sciences Tools & Services — 0.1%
Agilent Technologies, Inc., 6.50%, 11/01/17		500	577,953
Thermo Fisher Scientific, Inc., 2.25%, 8/15/16		2,662	2,713,286

			3,291,239

Machinery — 0.5%
Amsted Industries, Inc., 8.13%, 3/15/18 (a)		100	106,250
Bombardier, Inc.:
4.25%, 1/15/16 (a)		956	991,850
7.50%, 3/15/18 (a)		200	226,000
7.75%, 3/15/20 (a)		150	171,375

See Notes to Financial Statements.

18	BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2013

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Machinery (concluded)
5.75%, 3/15/22 (a)	USD	100	$101,000
6.13%, 1/15/23 (a)		350	357,875
Case New Holland, Inc., 7.88%, 12/01/17		500	586,250
Chrysler Group LLC/CG Co-Issuer, Inc.:
8.00%, 6/15/19		450	491,063
8.25%, 6/15/21		350	389,375
Cooper US, Inc., 6.10%, 7/01/17		1,500	1,716,467
Daimler Finance North America LLC, 1.30%, 7/31/15 (a)		2,000	2,009,058
Dematic SA/DH Services Luxembourg Sarl, 7.75%, 12/15/20 (a)		120	126,300
Jaguar Land Rover Automotive PLC, 5.63%, 2/01/23 (a)		615	602,700
The Manitowoc Co., Inc., 8.50%, 11/01/20		200	225,000
Navistar International Corp., 8.25%, 11/01/21		275	281,187
Pentair Finance SA:
1.35%, 12/01/15		1,000	1,005,049
1.88%, 9/15/17		750	734,053
Polymer Group, Inc., 7.75%, 2/01/19		100	106,750
RBS Global, Inc./Rexnord LLC, 8.50%, 5/01/18		250	270,000
Sparkle Assets Ltd., 6.88%, 1/30/20		4,000	3,708,800
SPX Corp.:
7.63%, 12/15/14		100	106,750
6.88%, 9/01/17		100	111,250
Terex Corp., 6.00%, 5/15/21		216	221,400
Titan International, Inc., 7.88%, 10/01/17 (a)		630	669,375
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 8.75%, 2/01/19 (a)		1,074	1,065,945
Volkswagen International Finance NV, 1.15%, 11/20/15 (a)		3,000	3,013,710

			19,394,832

Media — 1.3%
AMC Networks, Inc.:
7.75%, 7/15/21		1,055	1,181,600
4.75%, 12/15/22		232	225,040
Cablevision Systems Corp.:
8.63%, 9/15/17		250	288,125
7.75%, 4/15/18		300	333,750
8.00%, 4/15/20		100	113,000
5.88%, 9/15/22		1,475	1,467,625
CCO Holdings LLC/CCO Holdings Capital Corp.:
7.25%, 10/30/17		100	106,250
7.00%, 1/15/19		400	424,000
8.13%, 4/30/20		150	163,125
7.38%, 6/01/20		100	107,750
5.25%, 3/15/21 (a)		150	144,000
6.50%, 4/30/21		250	256,875
6.63%, 1/31/22		300	306,750
5.25%, 9/30/22		1,680	1,566,600
5.13%, 2/15/23		1,280	1,171,200
5.75%, 9/01/23 (a)		225	211,500
5.75%, 1/15/24		125	116,875
Cengage Learning Acquisitions, Inc., 11.50%, 4/15/20 (a)(f)		100	74,750
Cequel Communications Holdings I LLC/Cequel Capital Corp.:
6.38%, 9/15/20 (a)		450	464,625
5.13%, 12/15/21 (a)		1,140	1,094,400
Cinemark USA, Inc.:
5.13%, 12/15/22		99	95,411
4.88%, 6/01/23 (a)		100	94,500
Clear Channel Communications, Inc.:
9.00%, 12/15/19		2,097	2,091,757
9.00%, 3/01/21		2,129	2,097,065
11.25%, 3/01/21		175	186,813

Corporate Bonds	Par (000)		Value
Media (concluded)
Clear Channel Worldwide Holdings, Inc.:
7.63%, 3/15/20	USD	1,813	$1,912,715
6.50%, 11/15/22		2,439	2,548,755
6.50%, 11/15/22		1,343	1,390,005
Comcast Corp., 6.50%, 1/15/17		3,000	3,491,652
CSC Holdings LLC:
7.63%, 7/15/18		150	172,500
8.63%, 2/15/19		200	234,000
6.75%, 11/15/21		200	219,000
Cumulus Media Holdings, Inc., 7.75%, 5/01/19		225	228,937
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.:
3.50%, 3/01/16		2,500	2,622,730
2.40%, 3/15/17		682	687,383
DISH DBS Corp.:
6.63%, 10/01/14		200	209,500
7.75%, 5/31/15		200	217,500
7.13%, 2/01/16		550	602,250
4.63%, 7/15/17		150	151,875
4.25%, 4/01/18 (a)		1,430	1,404,975
7.88%, 9/01/19		350	398,125
5.13%, 5/01/20 (a)		3,085	3,031,013
6.75%, 6/01/21		350	371,000
5.88%, 7/15/22		1,481	1,477,297
5.00%, 3/15/23		300	281,250
Gannett Co., Inc., 5.13%, 7/15/20 (a)		150	149,625
Griffey Intermediate, Inc./Griffey Finance Sub LLC, 7.00%, 10/15/20 (a)		200	195,000
Harron Communications LP/Harron Finance Corp., 9.13%, 4/01/20 (a)		80	88,400
Lamar Media Corp.:
5.88%, 2/01/22		100	103,000
5.00%, 5/01/23		200	191,500
The McClatchy Co., 9.00%, 12/15/22 (a)		2,140	2,311,200
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance, 9.75%, 4/01/21 (a)		200	210,000
MDC Partners, Inc., 6.75%, 4/01/20 (a)		435	445,875
Midcontinent Communications & Midcontinent Finance Corp., 6.25%, 8/01/21 (a)		540	542,700
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (a)		856	877,400
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/01/18 (a)		993	1,005,413
Nara Cable Funding Ltd., 8.88%, 12/01/18 (a)		200	210,000
Nielsen Finance LLC/Nielsen Finance Co.:
7.75%, 10/15/18		1,066	1,159,275
4.50%, 10/01/20 (a)		250	245,625
Omnicom Group, Inc., 5.90%, 4/15/16		1,000	1,120,947
Quebecor Media, Inc., 5.75%, 1/15/23		250	244,375
Regal Entertainment Group:
9.13%, 8/15/18		59	65,195
5.75%, 2/01/25		95	91,200
Sinclair Television Group, Inc.:
5.38%, 4/01/21		250	244,375
6.13%, 10/01/22		100	101,000
Sirius XM Radio, Inc.:
8.75%, 4/01/15 (a)		150	169,125
4.25%, 5/15/20 (a)		822	764,460
5.75%, 8/01/21 (a)		582	582,000
4.63%, 5/15/23 (a)		466	428,720
TCM Sub LLC, 3.55%, 1/15/15 (a)		600	620,576
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.50%, 1/15/23 (a)		1,065	1,035,713
Univision Communications, Inc.:
6.88%, 5/15/19 (a)		721	769,667

See Notes to Financial Statements.

BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2013	19

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Media (concluded)
7.88%, 11/01/20 (a)	USD	250	$274,375
8.50%, 5/15/21 (a)		200	220,000
6.75%, 9/15/22 (a)		659	708,425
5.13%, 5/15/23 (a)		952	932,960
Videotron Ltd., 5.00%, 7/15/22		250	247,500
Virgin Media Finance PLC:
8.38%, 10/15/19		100	108,750
6.38%, 4/15/23 (a)		595	610,619
Virgin Media Secured Finance PLC:
6.50%, 1/15/18		100	104,250
5.38%, 4/15/21 (a)		200	202,500
Visant Corp., 10.00%, 10/01/17		175	165,375
WideOpenWest Finance LLC / WideOpenWest
Capital Corp., 10.25%, 7/15/19		200	220,000
XM Satellite Radio, Inc., 7.63%, 11/01/18 (a)		200	220,500

			54,023,468
Metals & Mining — 0.7%
AK Steel Corp., 7.63%, 5/15/20		100	85,000
Aleris International, Inc.:
7.63%, 2/15/18		100	105,000
7.88%, 11/01/20		100	104,500
ArcelorMittal:
9.50%, 2/15/15		763	839,300
4.25%, 2/25/15		200	205,750
4.25%, 8/05/15		1,032	1,062,960
4.25%, 3/01/16		1,066	1,095,315
5.00%, 2/25/17		826	850,780
6.13%, 6/01/18		1,480	1,554,000
10.35%, 6/01/19		250	301,875
5.75%, 8/05/20		200	200,250
6.00%, 3/01/21		300	302,250
6.75%, 2/25/22		350	362,250
7.50%, 10/15/39		400	377,000
7.25%, 3/01/41		200	185,250
Commercial Metals Co., 7.35%, 8/15/18		100	110,000
Edgen Murray Corp., 8.75%, 11/01/20 (a)		200	200,000
Eldorado Gold Corp., 6.13%, 12/15/20 (a)		150	144,000
Ferrexpo Finance PLC, 7.88%, 4/07/16 (a)		200	187,330
FMG Resources August 2006 Pty Ltd.:
7.00%, 11/01/15 (a)		1,020	1,042,950
6.38%, 2/01/16 (a)		725	735,672
6.00%, 4/01/17 (a)		5,525	5,525,000
6.88%, 2/01/18 (a)		725	739,500
8.25%, 11/01/19 (a)		350	369,250
6.88%, 4/01/22 (a)		200	198,000
Glencore Funding LLC, 1.70%, 5/27/16 (a)		1,519	1,484,349
Global Brass & Copper, Inc., 9.50%, 6/01/19 (a)		60	64,950
Hecla Mining Co., 6.88%, 5/01/21 (a)		150	136,875
Hidili Industry International Development Ltd.,
8.63%, 11/04/15		2,000	1,220,000
IAMGOLD Corp., 6.75%, 10/01/20 (a)		200	170,000
Inmet Mining Corp.:
8.75%, 6/01/20 (a)		300	315,000
7.50%, 6/01/21 (a)		150	150,000
JMC Steel Group, Inc., 8.25%, 3/15/18 (a)		250	248,750
Kaiser Aluminum Corp., 8.25%, 6/01/20		40	44,800
MolyCorp., Inc., 10.00%, 6/01/20		175	177,188
New Gold, Inc., 6.25%, 11/15/22 (a)		450	427,500
Novelis, Inc.:
8.38%, 12/15/17		580	624,950
8.75%, 12/15/20		3,164	3,488,310
Ryerson, Inc./Joseph T Ryerson & Son, Inc., 9.00%, 10/15/17 (a)		100	104,000

Corporate Bonds	Par (000)		Value
Metals & Mining (concluded)
Severstal Columbus LLC, 10.25%, 2/15/18	USD	75	$79,500
Steel Dynamics, Inc., 6.38%, 8/15/22 (a)		500	525,000
United States Steel Corp.:
7.00%, 2/01/18		175	185,500
7.38%, 4/01/20		100	101,500
Vedanta Resources PLC:
9.50%, 7/18/18		1,500	1,683,750
6.00%, 1/31/19		2,100	2,052,540
Walter Energy, Inc., 9.88%, 12/15/20 (a)		125	106,875

			30,274,519
Multiline Retail — 0.0%
J.C. Penney Corp., Inc., 7.63%, 3/01/97		100	73,000
Sears Holdings Corp., 6.63%, 10/15/18		200	193,500

			266,500
Oil, Gas & Consumable Fuels — 2.6%
Access Midstream Partners LP/ACMP Finance Corp.:
5.88%, 4/15/21		1,643	1,692,290
6.13%, 7/15/22		485	508,037
4.88%, 5/15/23		1,555	1,477,250
Afren PLC, 11.50%, 2/01/16 (a)		200	231,500
Alpha Appalachia Holdings, Inc., 3.25%, 8/01/15		465	433,322
Alpha Natural Resources, Inc.:
9.75%, 4/15/18		150	154,500
6.00%, 6/01/19		100	85,750
6.25%, 6/01/21		200	167,000
Antero Resources Finance Corp.:
9.38%, 12/01/17		100	106,750
6.00%, 12/01/20		100	100,500
Arch Coal, Inc.:
8.75%, 8/01/16		100	99,250
7.00%, 6/15/19		300	245,250
7.25%, 6/15/21		300	242,250
Athlon Holdings LP/Athlon Finance Corp.,
7.38%, 4/15/21 (a)		564	572,460
Atlas Pipeline Partners LP/Atlas Pipeline
Finance Corp., 5.88%, 8/01/23 (a)		719	686,645
Aurora USA Oil & Gas, Inc.:
9.88%, 2/15/17 (a)		1,943	2,054,723
7.50%, 4/01/20 (a)		185	183,150
Berry Petroleum Co., 6.38%, 9/15/22		150	153,000
Bonanza Creek Energy, Inc., 6.75%, 4/15/21		171	175,275
Carrizo Oil & Gas, Inc.:
8.63%, 10/15/18		330	360,525
7.50%, 9/15/20		321	335,445
Cenovus Energy, Inc., 4.50%, 9/15/14		1,000	1,040,966
Chaparral Energy, Inc., 7.63%, 11/15/22		185	189,163
Chesapeake Energy Corp.:
9.50%, 2/15/15		250	276,875
3.25%, 3/15/16		150	149,625
6.50%, 8/15/17		150	163,500
7.25%, 12/15/18		820	924,550
6.63%, 8/15/20		1,075	1,166,375
6.88%, 11/15/20		30	32,850
6.13%, 2/15/21		117	124,020
5.38%, 6/15/21		225	224,437
5.75%, 3/15/23		1,257	1,266,427
Chesapeake Oilfield Operating LLC/Chesapeake
Oilfield Finance, Inc., 6.63%, 11/15/19		200	202,000
Cimarex Energy Co., 5.88%, 5/01/22		150	155,250
Concho Resources, Inc.:
7.00%, 1/15/21		100	110,000

See Notes to Financial Statements.

20	BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2013

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
6.50%, 1/15/22	USD	228	$243,960
5.50%, 10/01/22		11	11,069
5.50%, 4/01/23		411	409,973
Connacher Oil and Gas Ltd., 8.50%, 8/01/19 (a)		100	67,750
CONSOL Energy, Inc.:
8.00%, 4/01/17		967	1,031,064
8.25%, 4/01/20		375	404,063
6.38%, 3/01/21		500	506,250
Continental Resources, Inc.:
5.00%, 9/15/22		500	502,500
4.50%, 4/15/23		576	560,160
Crosstex Energy LP/Crosstex Energy Finance
Corp., 8.88%, 2/15/18		230	244,950
CrownRock LP/CrownRock Finance, Inc., 7.13%, 4/15/21 (a)		685	681,575
CVR Refining LLC/Coffeyville Finance, Inc.,
6.50%, 11/01/22 (a)		100	96,000
Denbury Resources, Inc.:
8.25%, 2/15/20		200	220,000
4.63%, 7/15/23		2,003	1,832,745
Drill Rigs Holdings, Inc., 6.50%, 10/01/17 (a)		1,512	1,538,460
Eagle Rock Energy Partners LP/Eagle Rock Energy Finance Corp., 8.38%, 6/01/19		100	103,000
El Paso LLC:
7.00%, 6/15/17		200	222,837
7.80%, 8/01/31		125	132,044
7.75%, 1/15/32		300	318,747
Energy Transfer Equity LP, 7.50%, 10/15/20		425	478,656
Energy XXI Gulf Coast, Inc.:
9.25%, 12/15/17		772	856,920
7.75%, 6/15/19		500	525,000
EP Energy LLC/EP Energy Finance, Inc., 9.38%, 5/01/20		1,625	1,844,375
EP Energy LLC/Everest Acquisition Finance, Inc.,
6.88%, 5/01/19		1,165	1,246,550
EPL Oil & Gas, Inc., 8.25%, 2/15/18		125	131,875
EV Energy Partners LP/EV Energy Finance Corp.,
8.00%, 4/15/19		200	202,000
EXCO Resources, Inc., 7.50%, 9/15/18		200	196,000
Foresight Energy LLC/Foresight Energy Corp.,
9.63%, 8/15/17 (a)		100	111,500
Forest Oil Corp.:
7.25%, 6/15/19		250	246,875
7.50%, 9/15/20 (a)		100	97,250
Genesis Energy LP/Genesis Energy Finance
Corp., 5.75%, 2/15/21		90	88,875
Gibson Energy, Inc., 6.75%, 7/15/21 (a)		150	152,250
Halcon Resources Corp.:
9.75%, 7/15/20		150	155,625
8.88%, 5/15/21		904	913,040
Harvest Operations Corp., 6.88%, 10/01/17		100	110,250
HilCorp. Energy I LP/HilCorp. Finance Co.,
7.63%, 4/15/21 (a)		975	1,057,875
Indian Oil Corp. Ltd., 5.75%, 8/01/23		1,000	977,390
Inergy Midstream LP/NRGM Finance Corp.,
6.00%, 12/15/20 (a)		100	100,500
Kinder Morgan Finance Co. LLC:
5.70%, 1/05/16		200	216,159
6.00%, 1/15/18 (a)		250	271,320
Kodiak Oil & Gas Corp.:
8.13%, 12/01/19		1,907	2,092,933
5.50%, 2/01/22 (a)		426	424,935
Laredo Petroleum, Inc.:
9.50%, 2/15/19		875	971,250

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
7.38%, 5/01/22	USD	1,270	$1,339,850
Lightstream Resources Ltd., 8.63%, 2/01/20 (a)		480	468,000
Linn Energy LLC/Linn Energy Finance Corp.:
6.50%, 5/15/19		100	97,250
6.25%, 11/01/19 (a)		2,023	1,901,620
8.63%, 4/15/20		2,025	2,106,000
7.75%, 2/01/21		595	600,950
MarkWest Energy Partners LP/MarkWest Energy
Finance Corp.:
6.75%, 11/01/20		100	107,750
6.25%, 6/15/22		250	267,500
5.50%, 2/15/23		150	151,500
4.50%, 7/15/23		300	282,000
MEG Energy Corp.:
6.50%, 3/15/21 (a)		2,655	2,708,100
6.38%, 1/30/23 (a)		250	250,000
Midstates Petroleum Co., Inc./Midstates
Petroleum Co. LLC:
10.75%, 10/01/20 (a)		200	208,000
9.25%, 6/01/21 (a)		150	147,375
MIE Holdings Corp.:
9.75%, 5/12/16		2,000	2,065,000
6.88%, 2/06/18		4,800	4,560,000
Newfield Exploration Co.:
6.88%, 2/01/20		200	213,000
5.75%, 1/30/22		200	206,000
5.63%, 7/01/24		250	250,000
NGPL PipeCo LLC:
7.12%, 12/15/17 (a)		250	245,937
9.63%, 6/01/19 (a)		200	210,750
7.77%, 12/15/37 (a)		100	89,000
Northern Oil and Gas, Inc., 8.00%, 6/01/20		250	256,875
Oasis Petroleum, Inc., 6.88%, 1/15/23		50	52,875
Offshore Group Investment Ltd.:
7.50%, 11/01/19		250	262,500
7.13%, 4/01/23 (a)		1,066	1,068,665
ONEOK Partners LP, 2.00%, 10/01/17		1,000	986,550
Pacific Drilling SA, 5.38%, 6/01/20 (a)		1,013	992,740
Pacific Drilling V Ltd., 7.25%, 12/01/17 (a)		200	212,000
PBF Holding Co. LLC/PBF Finance Corp., 8.25%, 2/15/20		561	575,025
PDC Energy, Inc., 7.75%, 10/15/22 (a)		400	424,000
Peabody Energy Corp.:
7.38%, 11/01/16		200	223,000
6.00%, 11/15/18		1,497	1,530,683
6.50%, 9/15/20		150	151,875
6.25%, 11/15/21		1,488	1,458,240
7.88%, 11/01/26		525	532,875
Penn Virginia Corp., 8.50%, 5/01/20		225	227,250
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. II, 8.38%, 6/01/20		200	212,500
Pertamina Persero PT, 5.63%, 5/20/43		5,000	4,127,250
Petrohawk Energy Corp., 6.25%, 6/01/19		1,900	2,090,000
Precision Drilling Corp., 6.63%, 11/15/20		225	236,250
QEP Resources, Inc.:
6.88%, 3/01/21		585	652,275
5.38%, 10/01/22		1,110	1,101,675
5.25%, 5/01/23		200	197,000
Range Resources Corp.:
6.75%, 8/01/20		966	1,043,280
5.75%, 6/01/21		1,548	1,637,010
5.00%, 8/15/22		1,687	1,703,870

See Notes to Financial Statements.

BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2013	21

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (concluded)
5.00%, 3/15/23	USD	150	$150,000
Regency Energy Partners LP/Regency Energy
Finance Corp.:
6.88%, 12/01/18		252	272,160
6.50%, 7/15/21		150	161,250
5.50%, 4/15/23		100	101,000
4.50%, 11/01/23 (a)		1,011	950,340
Reliance Industries Ltd., 5.88%, 8/29/49		2,800	2,389,520
RKI Exploration & Production LLC/RKI Finance Corp., 8.50%, 8/01/21 (a)		312	316,680
Rockies Express Pipeline LLC:
6.85%, 7/15/18 (a)		200	195,000
6.00%, 1/15/19 (a)		100	93,125
5.63%, 4/15/20 (a)		150	132,750
6.88%, 4/15/40 (a)		100	83,000
Rosetta Resources, Inc., 5.63%, 5/01/21		782	782,000
Sabine Pass Liquefaction LLC:
5.63%, 2/01/21 (a)		2,034	2,006,033
5.63%, 4/15/23 (a)		794	774,150
Sabine Pass LNG LP:
7.50%, 11/30/16		3,535	3,888,500
6.50%, 11/01/20 (a)		1,530	1,591,200
Samson Investment Co., 10.00%, 2/15/20 (a)		500	530,000
SandRidge Energy, Inc.:
8.75%, 1/15/20		44	46,200
7.50%, 3/15/21		300	297,000
8.13%, 10/15/22		100	101,500
7.50%, 2/15/23		1,063	1,041,740
Seadrill Ltd., 5.63%, 9/15/17 (a)		2,794	2,807,970
Seven Generations Energy Ltd., 8.25%, 5/15/20 (a)		219	225,570
Sinopec Capital 2013 Ltd., 1.25%, 4/24/16 (a)		1,750	1,738,425
SM Energy Co.:
6.63%, 2/15/19		7	7,420
6.50%, 11/15/21		760	805,600
6.50%, 1/01/23		28	29,680
5.00%, 1/15/24 (a)		1,000	975,000
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 7.50%, 7/01/21 (a)		654	667,080
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5.25%, 5/01/23 (a)		100	98,500
4.25%, 11/15/23 (a)		200	183,500
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
5.88%, 10/01/20 (a)		38	38,380
6.13%, 10/15/21 (a)		60	60,375
Unit Corp., 6.63%, 5/15/21		100	104,000
Vanguard Natural Resources LLC/VNR Finance Corp., 7.88%, 4/01/20		190	197,125
Venoco, Inc., 8.88%, 2/15/19		100	99,625
W&T Offshore, Inc., 8.50%, 6/15/19		200	211,500
Western Refining, Inc., 6.25%, 4/01/21		312	307,320
WPX Energy, Inc., 6.00%, 1/15/22		200	203,500
Yingde Gases Investment Ltd., 8.13%, 4/22/18		3,900	3,978,000

			107,761,023
Paper & Forest Products — 0.0%
Cascades, Inc., 7.75%, 12/15/17	CAD	100	105,000
Clearwater Paper Corp., 4.50%, 2/01/23	USD	345	326,025
Resolute Forest Products, Inc., 5.88%, 5/15/23 (a)		150	135,000

Corporate Bonds		Par (000)	Value
Paper & Forest Products (concluded)
Sappi Papier Holding GmbH, 8.38%, 6/15/19 (a)	USD	200	$211,500
Unifrax I LLC/Unifrax Holding Co., 7.50%, 2/15/19 (a)		460	466,900

			1,244,425
Personal Products — 0.0%
First Quality Finance Co., Inc., 4.63%, 5/15/21 (a)		175	166,688
Revlon Consumer Products Corp., 5.75%, 2/15/21 (a)		100	100,875

			267,563
Pharmaceuticals — 0.5%
Actavis, Inc., 1.88%, 10/01/17		2,000	1,971,068
Endo Health Solutions, Inc., 7.00%, 7/15/19		100	104,500
Grifols, Inc., 8.25%, 2/01/18		250	270,313
Hospira, Inc., 6.05%, 3/30/17		125	133,659
inVentiv Health, Inc., 9.00%, 1/15/18 (a)		1,831	1,895,085
Mylan, Inc., 6.00%, 11/15/18 (a)		2,745	2,968,866
Sky Growth Acquisition Corp., 7.38%, 10/15/20 (a)		1,018	1,058,720
Valeant Pharmaceuticals International:
6.75%, 10/01/17 (a)		150	158,250
6.88%, 12/01/18 (a)		1,451	1,527,177
7.00%, 10/01/20 (a)		150	159,000
6.38%, 10/15/20 (a)		815	841,487
6.75%, 8/15/21 (a)		200	207,000
7.25%, 7/15/22 (a)		800	850,000
VPII Escrow Corp.:
6.75%, 8/15/18 (a)		6,044	6,376,420
7.50%, 7/15/21 (a)		620	664,950

			19,186,495
Real Estate Investment Trusts (REITs) — 0.5%
AvalonBay Communities, Inc., 5.70%, 3/15/17		625	703,041
Cyrusone LP/Cyrusone Finance Corp., 6.38%, 11/15/22		100	105,000
DuPont Fabros Technology LP, 8.50%, 12/15/17		150	159,375
Felcor Lodging LP:
6.75%, 6/01/19		522	550,710
5.63%, 3/01/23		220	214,500
HCP, Inc.:
3.75%, 2/01/16		1,260	1,327,560
6.00%, 1/30/17		1,000	1,128,955
5.63%, 5/01/17		1,000	1,120,673
Health Care REIT, Inc., 4.70%, 9/15/17		3,250	3,555,406
Host Hotels & Resorts LP:
5.88%, 6/15/19		2,000	2,153,284
2.50%, 10/15/29 (a)		230	326,169
iStar Financial, Inc.:
3.88%, 7/01/16		750	742,500
4.88%, 7/01/18		600	585,000
Prologis LP, 5.63%, 11/15/16		2,800	3,112,312
Simon Property Group LP, 4.20%, 2/01/15		3,000	3,128,223
Weyerhaeuser Co., 7.38%, 10/01/19		100	120,724

			19,033,432
Real Estate Management & Development — 1.3%
Agile Property Holdings Ltd., 9.88%, 3/20/17		1,500	1,616,250
Alam Synergy Pte. Ltd., 6.95%, 3/27/20		700	668,500
Caifu Holdings Ltd., 8.75%, 1/24/20		3,600	3,348,000

See Notes to Financial Statements.

22	BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2013

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Real Estate Management & Development (concluded)
CBRE Services, Inc., 5.00%, 3/15/23	USD	200	$192,000
China SCE Property Holdings Ltd., 11.50%, 11/14/17		2,000	2,108,734
CIFI Holdings Group Co. Ltd., 12.25%, 4/15/18		2,250	2,387,813
Crescent Resources LLC/Crescent Ventures, Inc., 10.25%, 8/15/17 (a)		1,250	1,350,000
Fantasia Holdings Group Co. Ltd.:
7.88%, 5/27/16	CNH	15,000	2,244,141
10.75%, 1/22/20	USD	3,600	3,285,000
Far East Consortium International Ltd., 5.88%, 3/04/16	CNH	27,000	4,114,693
Filinvest Development Cayman Islands, 4.25%, 4/02/20	USD	2,500	2,321,875
Gemdale Asia Holding Ltd., 5.63%, 3/21/18	CNH	17,000	2,489,435
Glorious Property Holdings Ltd., 13.25%, 3/04/18	USD	2,500	2,265,557
Greentown China Holdings Ltd.:
5.63%, 5/13/16	CNH	11,500	1,749,702
8.50%, 2/04/18	USD	1,250	1,265,359
Kaisa Group Holdings Ltd.:
6.88%, 4/22/16	CNH	20,500	3,093,948
10.25%, 1/08/20	USD	1,200	1,144,072
KWG Property Holding Ltd., 13.25%, 3/22/17		1,000	1,135,086
New World China Land Ltd., 5.50%, 2/06/18	CNH	17,000	2,759,875
Powerlong Real Estate Holdings Ltd., 9.50%, 5/27/16		1,000	152,199
Realogy Group LLC:
7.88%, 2/15/19 (a)	USD	1,644	1,783,740
7.63%, 1/15/20 (a)		3,671	4,102,343
Realogy Group LLC/The Sunshine Group Florida Ltd., 3.38%, 5/01/16 (a)		150	150,000
Shimao Property Holding Ltd., 6.63%, 1/14/20		1,300	1,219,790
Sunac China Holdings Ltd.:
12.50%, 10/16/17		1,550	1,699,113
9.38%, 4/05/18		2,100	2,100,840
Theta Capital Pte. Ltd.:
7.00%, 5/16/19		2,000	2,037,216
6.13%, 11/14/20		1,700	1,655,375

			54,440,656
Road & Rail — 0.2%
Ashtead Capital, Inc., 6.50%, 7/15/22 (a)		350	371,875
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.:
8.25%, 1/15/19		150	163,875
5.50%, 4/01/23 (a)		125	123,125
CEVA Group PLC, 8.38%, 12/01/17 (a)		100	100,500
CHC Helicopter SA, 9.25%, 10/15/20		300	312,750
The Hertz Corp.:
4.25%, 4/01/18 (a)		332	330,755
7.50%, 10/15/18		200	217,500
6.75%, 4/15/19		1,425	1,535,437
5.88%, 10/15/20		35	36,925
7.38%, 1/15/21		1,020	1,122,000
6.25%, 10/15/22		460	487,600
Jack Cooper Holdings Corp., 9.25%, 6/01/20 (a)		1,715	1,770,737
Swift Services Holdings, Inc., 10.00%, 11/15/18		100	111,750

			6,684,829
Semiconductors & Semiconductor Equipment — 0.1%
Advanced Micro Devices, Inc., 7.75%, 8/01/20		100	98,750
Freescale Semiconductor, Inc.:
10.13%, 3/15/18 (a)		78	85,410

Corporate Bonds		Par (000)	Value
Semiconductors & Semiconductor Equipment (concluded)
9.25%, 4/15/18 (a)	USD	350	$379,313
8.05%, 2/01/20		200	213,500
MEMC Electronic Materials, Inc., 7.75%, 4/01/19		100	96,500
NXP BV/NXP Funding LLC:
3.75%, 6/01/18 (a)		1,150	1,132,750
5.75%, 2/15/21 (a)		605	621,637
Sensata Technologies BV:
6.50%, 5/15/19 (a)		150	160,500
4.88%, 10/15/23 (a)		150	144,750
Spansion LLC, 7.88%, 11/15/17		500	515,000
STATS ChipPAC Ltd., 4.50%, 3/20/18 (a)		200	196,500
TSMC Global Ltd., 1.63%, 4/03/18 (a)		1,750	1,683,659

			5,328,269
Software — 0.6%
Audatex North America, Inc.:
6.75%, 6/15/18		300	320,250
6.00%, 6/15/21 (a)		200	203,500
CDW LLC/CDW Finance Corp., 8.50%, 4/01/19		250	274,375
First Data Corp.:
11.25%, 3/31/16		501	498,495
7.38%, 6/15/19 (a)		5,226	5,487,300
8.88%, 8/15/20 (a)		150	164,250
6.75%, 11/01/20 (a)		2,019	2,107,331
8.25%, 1/15/21 (a)		500	522,500
11.25%, 1/15/21 (a)		150	155,250
12.63%, 1/15/21		725	794,781
10.63%, 6/15/21 (a)		1,025	1,040,375
11.75%, 8/15/21 (a)		1,011	965,505
8.75%, 1/15/22 (a)(e)		200	210,500
Fiserv, Inc., 3.13%, 10/01/15		1,200	1,250,594
IMS Health, Inc.:
12.50%, 3/01/18 (a)		400	480,000
6.00%, 11/01/20 (a)		2,016	2,081,520
Infor US, Inc.:
11.50%, 7/15/18		100	115,250
9.38%, 4/01/19		250	279,375
Interface Security Systems Holdings, Inc./Interface Security Systems LLC, 9.25%, 1/15/18 (a)		2,180	2,245,400
Nuance Communications, Inc., 5.38%, 8/15/20 (a)		2,139	2,085,525
Oracle Corp., 2.38%, 1/15/19		2,750	2,768,739
Sophia LP/Sophia Finance, Inc., 9.75%, 1/15/19 (a)		100	108,500

			24,159,315
Specialty Retail — 0.6%
Best Buy Co., Inc.:
5.00%, 8/01/18		100	99,345
5.50%, 3/15/21		200	195,500
Burger King Corp., 9.88%, 10/15/18		200	225,750
Claire’s Stores, Inc., 9.00%, 3/15/19 (a)		1,261	1,420,201
CST Brands, Inc., 5.00%, 5/01/23 (a)		1,733	1,711,337
Dufry Finance SCA, 5.50%, 10/15/20 (a)		438	449,017
IT Ltd., 6.25%, 5/15/18	CNH	23,000	3,715,185
L Brands, Inc.:
6.90%, 7/15/17	USD	200	226,000
8.50%, 6/15/19		100	118,500
6.63%, 4/01/21		300	330,000
5.63%, 2/15/22		200	207,250
Michaels FinCo Holdings LLC/Michaels FinCo, Inc., 7.50%, 8/01/18 (a)(e)		1,192	1,203,920

See Notes to Financial Statements.

BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2013	23

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Specialty Retail (concluded)
Michaels Stores, Inc., 7.75%, 11/01/18	USD	431	$467,096
New Academy Finance Co LLC/New Academy
Finance Corp., 8.00%, 6/15/18 (a)(e)		207	213,210
New Albertsons, Inc., 7.45%, 8/01/29		150	114,000
Pacific Emerald Pte. Ltd., 9.75%, 7/25/18		4,000	3,734,800
Party City Holdings, Inc., 8.88%, 8/01/20 (a)		1,083	1,185,885
PC Nextco Holdings LLC/PC Nextco Finance, Inc., 8.75%, 8/15/19 (a)(e)		389	387,055
Penske Automotive Group, Inc., 5.75%, 10/01/22		814	838,420
Petco Animal Supplies, Inc., 9.25%, 12/01/18 (a)		200	216,500
Petco Holdings, Inc., 8.50%, 10/15/17 (a)(b)(e)		100	102,500
QVC, Inc., 5.95%, 3/15/43 (a)		5,000	4,558,205
Sally Holdings LLC/Sally Capital, Inc.:
6.88%, 11/15/19		640	700,800
5.75%, 6/01/22		275	286,000
Serta Simmons Holdings LLC, 8.13%, 10/01/20 (a)		200	212,000
SM Investments Corp., 4.25%, 10/17/19		1,700	1,605,811
Sonic Automotive, Inc., 5.00%, 5/15/23		98	94,570
Toys R Us Property Co. I LLC, 10.75%, 7/15/17		200	211,502
Toys R Us Property Co. II LLC, 8.50%, 12/01/17		200	211,250

			25,041,609
Textiles, Apparel & Luxury Goods — 0.1%
Hanesbrands, Inc., 6.38%, 12/15/20		200	219,250
Levi Strauss & Co.:
7.63%, 5/15/20		100	110,000
6.88%, 5/01/22		894	983,400
PVH Corp.:
7.38%, 5/15/20		371	406,709
4.50%, 12/15/22		150	146,625
Quiksilver, Inc./QS Wholesale, Inc., 7.88%, 8/01/18 (a)		202	211,090
SIWF Merger Sub, Inc., 6.25%, 6/01/21 (a)		880	880,000
Wolverine World Wide, Inc., 6.13%, 10/15/20 (a)		1,147	1,198,615

			4,155,689
Thrifts & Mortgage Finance — 0.0%
MGIC Investment Corp., 2.00%, 4/01/20		114	151,121
Nationstar Mortgage LLC/Nationstar Capital Corp., 6.50%, 7/01/21		150	149,625
Radian Group, Inc.:
3.00%, 11/15/17		135	191,784
2.25%, 3/01/19		907	1,336,691

			1,829,221
Tobacco — 0.2%
Alliance One International, Inc.:
10.00%, 7/15/16		100	105,000
9.88%, 7/15/21 (a)		150	147,750
Altria Group, Inc., 9.70%, 11/10/18		1,250	1,673,580
BAT International Finance PLC, 1.40%, 6/05/15 (a)		2,000	2,020,002
Lorillard Tobacco Co., 3.50%, 8/04/16		1,000	1,045,044
Reynolds American, Inc., 7.63%, 6/01/16		2,050	2,391,563

			7,382,939
Trading Companies & Distributors — 0.6%
Air Lease Corp.:
4.50%, 1/15/16		730	742,775
6.13%, 4/01/17		200	210,000
Aviation Capital Group Corp.:
7.13%, 10/15/20 (a)		3,950	4,382,568

Corporate Bonds		Par (000)	Value
Trading Companies & Distributors (concluded)
6.75%, 4/06/21 (a)	USD	6,650	$7,112,501
H&E Equipment Services, Inc., 7.00%, 9/01/22		872	933,040
ICTSI Treasury BV, 4.63%, 1/16/23		1,900	1,826,375
Neptune Orient Lines Ltd., 4.40%, 11/08/19	SGD	3,000	2,287,955
Penske Truck Leasing Co. LP/PTL Finance Corp.:
2.50%, 3/15/16 (a)	USD	1,950	1,982,366
2.88%, 7/17/18 (a)		1,750	1,744,680
United Rentals North America, Inc.:
5.75%, 7/15/18		215	230,050
9.25%, 12/15/19		100	112,500
7.38%, 5/15/20		300	330,750
8.38%, 9/15/20		200	220,500
8.25%, 2/01/21		864	965,520
7.63%, 4/15/22		2,435	2,715,025
6.13%, 6/15/23		475	493,406

			26,290,011
Wireless Telecommunication Services — 0.4%
Clearwire Communications LLC/Clearwire Finance, Inc.:
12.00%, 12/01/15 (a)		650	689,000
12.00%, 12/01/17 (a)		100	117,000
Cricket Communications, Inc., 7.75%, 10/15/20		350	398,125
Crown Castle International Corp.:
7.13%, 11/01/19		100	107,750
5.25%, 1/15/23		1,374	1,322,475
Digicel Group Ltd., 8.25%, 9/30/20 (a)		1,111	1,194,325
MetroPCS Wireless, Inc.:
7.88%, 9/01/18		200	217,000
6.63%, 11/15/20		422	443,100
6.25%, 4/01/21 (a)		450	459,000
6.63%, 4/01/23 (a)		350	357,000
Millicom International Cellular SA, 4.75%, 5/22/20 (a)		200	194,000
Nokia Oyj:
5.38%, 5/15/19		200	195,000
6.63%, 5/15/39		150	132,000
SBA Communications Corp., 5.63%, 10/01/19		150	151,125
SBA Telecommunications, Inc., 5.75%, 7/15/20		100	102,250
Sprint Capital Corp.:
6.90%, 5/01/19		250	264,375
6.88%, 11/15/28		1,786	1,643,120
8.75%, 3/15/32		350	369,250
Sprint Nextel Corp.:
6.00%, 12/01/16		350	371,875
9.13%, 3/01/17		250	288,125
8.38%, 8/15/17		200	226,000
9.00%, 11/15/18 (a)		4,512	5,346,720
7.00%, 3/01/20 (a)		1,970	2,147,300
7.00%, 8/15/20		350	368,813
11.50%, 11/15/21		200	266,000
6.00%, 11/15/22		350	336,875

			17,707,603
Total Corporate Bonds — 22.7%			957,197,517

See Notes to Financial Statements.

24	BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2013

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Equity-Linked Notes		Par (000)	Value
Beverages — 0.2%
Credit Suisse Group AG (Anheuser-Busch InBev Worldwide, Inc.), 8.41%, 9/05/13	USD	85	$7,897,181
Capital Markets — 0.4%
Deutsche Bank AG (Nomura Holdings, Inc.), 15.53%, 10/09/13		1,293	9,992,556
Goldman Sachs Group, Inc. (GAM Holding AG), 16.50%, 8/09/13		450	6,517,157

			16,509,713
Chemicals — 0.7%
Deutsche Bank AG (Dow Chemical Co.), 11.54%, 10/23/13		288	10,063,881
Goldman Sachs Group, Inc. (Olin Corp, Inc.), 10.05%, 9/11/13		331	8,016,403
Royal Bank of Canada (E.I. du Pont de Nemours and Co.), 11.19%, 9/05/13		189	10,582,796

			28,663,080
Commercial Banks — 0.5%
Deutsche Bank AG (Wells Fargo & Co.), 9.97%, 9/10/13		241	10,092,127
Royal Bank of Canada (Wells Fargo & Co.), 11.20%, 8/20/13		225	9,767,039

			19,859,166
Consumer Finance — 0.5%
Deutsche Bank AG (American Express Co.), 8.13%, 10/09/13		133	9,961,563
Royal Bank of Canada (American Express Co.), 9.16%, 10/10/13		135	9,951,216

			19,912,779
Distributors — 0.2%
Goldman Sachs Group, Inc. (Genuine Parts Co.), 10.65%, 9/25/13		123	10,040,402
Diversified Financial Services — 0.2%
Goldman Sachs Group, Inc. (JPMorgan Chase & Co.), 9.00%, 10/09/13		181	10,040,452
Diversified Telecommunication Services — 0.2%
Royal Bank of Canada (Verizon Communications, Inc), 8.22%, 10/17/13		200	9,882,801
Food & Staples Retailing — 0.3%
Wells Fargo & Co. (CVS Caremark), 8.50%, 8/08/13		167	10,175,655
Food Products — 0.2%
Deutsche Bank AG (Unilever NV), 9.04%, 9/10/13		252	9,911,437
Health Care Providers & Services — 0.2%
Royal Bank of Canada (Quest Diagnostics, Inc.), 10.20%, 10/10/13		169	9,905,650
Household Durables — 0.2%
Goldman Sachs Group, Inc. (Whirlpool Corp.), 13.45%, 9/25/13		76	10,117,938
Insurance — 0.5%
Deutsche Bank AG (Prudential Financial, Inc.), 11.98%, 9/04/13		140	10,599,389
Goldman Sachs Group, Inc. (Prudential Financial, Inc.), 11.15%, 9/11/13		138	10,594,958

			21,194,347
IT Services — 0.2%
Goldman Sachs Group, Inc. (International Business Machines Corp.), 8/30%, 9/11/13		51	9,928,868
Machinery — 0.2%
Wells Fargo & Co. (Snap-on, Inc.), 8.90%, 9/06/13		105	9,870,912

Equity-Linked Notes		Par (000)	Value
Media — 0.4%
Goldman Sachs Group, Inc. (DIRECTV), 6.25%, 8/10/13	USD	150	$8,521,034
Goldman Sachs Group, Inc. (Reed Elsevier NV), 9.25%, 9/05/13		674	8,590,924

			17,111,958
Oil, Gas & Consumable Fuels — 0.2%
Goldman Sachs Group, Inc. (Kinder Morgan, Inc), 12.60%, 8/01/13		254	9,555,300
Paper & Forest Products — 0.3%
Deutsche Bank AG (International Paper Co.), 13.98%, 9/04/13		229	10,673,578
Pharmaceuticals — 1.0%
Deutsche Bank AG (AbbVie, Inc.), 12.23%, 10/23/13		223	10,040,339
Deutsche Bank AG (Bristol-Myers Squibb Co.), 10.60%, 10/23/13		226	9,934,034
Goldman Sachs Group, Inc. (Abbott Laboratories), 7.80%, 10/13/13		280	10,128,606
Royal Bank of Canada (Pfizer, Inc.), 10.27%, 9/05/13		355	10,353,211

			40,456,190
Road & Rail — 0.5%
Goldman Sachs Group, Inc. (CSX Corp.), 10.75%, 9/24/13		399	9,918,550
Royal Bank of Canada (Union Pacific Corp.), 8.02%, 9/06/13		61	9,763,317

			19,681,867
Semiconductors & Semiconductor Equipment — 0.5%
Goldman Sachs Group, Inc. (Taiwan Semiconductor Manufacturing Co. Ltd.), 15.35%, 8/23/13		540	9,217,929
Royal Bank of Canada (Intel Corp.), 18.82%, 8/20/13		438	10,175,294

			19,393,223
Textiles, Apparel & Luxury Goods — 0.5%
Goldman Sachs Group, Inc. (Coach, Inc.), 13.15%, 8/10/13		165	8,544,474
Goldman Sachs Group, Inc. (Compagnie Financiere Richemont SA), 11.65%, 10/23/13		114	10,121,407

			18,665,881
Tobacco — 0.2%
Goldman Sachs Group, Inc. (British American Tobacco PLC), 11.00%, 9/05/13		295	10,082,677
Trading Companies & Distributors — 0.2%
UBS AG (GWW Grainger, Inc.), 7.01%, 9/26/13		39	10,034,009
Total Equity-Linked Notes — 8.5%			359,565,064

Floating Rate Loan Interests (b)
Aerospace & Defense — 0.0%
Booz Allen Hamilton, Inc., Initial Tranche B Term Loan, 4.50%, 7/31/19		253	253,657
Sequa Corp., Term Loan, 5.25%, 6/19/17		683	691,159

			944,816
Airlines — 0.0%
AWAS Finance Luxembourg S.a.r.l, Term Loan, 3.50%, 6/10/16		917	918,841

See Notes to Financial Statements.

BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2013	25

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value
Airlines (concluded)
Northwest Airlines, Inc.:
Term B757-200 Loan, 1.68%, 9/10/18	USD	170	$150,090
Term B757-200 Loan, 1.68%, 9/10/18		168	148,467
Term B757-300 Loan, 2.30%, 3/10/17		367	339,523
Term B757-300 Loan, 2.30%, 3/10/17		200	185,110

			1,742,031
Auto Components — 0.3%
Federal-Mogul Corp.:
Tranche B Term Loan, 2.14%, 12/29/14		4,062	4,003,957
Tranche C Term Loan, 2.20%, 12/28/15		2,045	2,015,240
FPC Holdings, Inc., Initial Term Loan (First Lien), 5.25%, 11/19/19		796	776,100
Navistar, Inc., Term B Loan, 5.75%, 8/17/17		1,000	1,018,330
Schaeffler AG, Facility C (USD), 4.25%, 1/27/17		850	858,500
The Goodyear Tire & Rubber Co., Loan (Second Lien), 4.75%, 4/30/19		1,200	1,208,388
Wabash National Corp., Initial Term Loan, 4.50%, 5/08/19		843	849,442

			10,729,957
Building Products — 0.1%
American Builders & Contractors Supply Co., Inc., Term B Loan, 3.50%, 3/27/20		900	900,450
Gardner Denver, Inc., Term B Loan, 5.00%, 7/30/20		2,068	2,072,851
HD Supply, Inc., Term Loan, 4.50%, 10/12/17		1,475	1,488,007

			4,461,308
Capital Markets — 0.1%
Alliant Holdings I LLC, Initial Term Loan, 5.00%, 12/20/19		398	401,483
American Capital Ltd. (FKA American Capital Strategies Ltd.), Senior Secured Term Loan, 5.50%, 8/22/16		1,283	1,288,350
KCG Holdings, Inc., Term Loan, 5.75%, 12/05/17		805	798,963

			2,488,796
Chemicals — 0.2%
AI Chem & Cy S.C.A., Term B-1 Loan, 4.50%, 10/04/19		649	653,380
AI Chem & Cy US AcquiCo, Inc., Term B-2 Loan, 4.50%, 10/04/19		336	339,008
Ascend Performance Materials Operations LLC, Term B Loan, 6.75%, 4/10/18		767	769,425
Axalta Coating Systems Dutch Holding B BV & Axalta Coating Systems US Holdings, Inc. (FKA Flash Dutch 2 BV), Initial EUR Term Loan, 5.25%, 2/01/20	EUR	1,392	1,405,233
Catalent Pharma Solutions, Inc., Term Loan, 6.50%, 12/31/17	USD	590	591,109
Flash Dutch 2 BV & U.S. Coatings Acquisition, Inc., Initial Euro Term Loan, 5.25%, 2/01/20		214	287,331
Huntsman International LLC, Extended Term B Loan, 2.73%, 4/19/17		600	599,550
INEOS U.S. Finance LLC, Cash Dollar Term Loan, 4.00%, 5/04/18		465	463,916
MacDermid, Inc., Tranche B Term Loan (Second Lien), 7.75%, 12/07/20		285	287,850
Oxea Finance & Cy S.C.A. (Oxea Finance LLC):
Term B-2 Loan, 4.25%, 1/15/20		1,180	1,191,800
Term Loan (Second Lien), 8.25%, 7/15/20		675	673,313

Floating Rate Loan Interests (b)		Par (000)	Value
Chemicals (concluded)
Tronox Pigments (Netherlands) BV, New Term Loan, 4.50%, 3/19/20	USD	1,357	$1,372,429
Wilsonart LLC, Initial Term Loan, 4.00%, 10/31/19		796	795,252

			9,429,596
Commercial Services & Supplies — 0.3%
ADS Waste Holdings, Inc., Tranche B Term Loan, 4.25%, 10/09/19		1,493	1,502,739
Alliance Laundry Systems LLC, Initial Term Loan (First Lien), 4.50%, 12/10/18		244	245,778
Ceridian Corp., Extended US Term Loan, 6.03%, 5/09/17		429	431,337
Genpact Ltd., Term Loan, 3.50%, 8/30/19		478	480,289
Getty Images, Inc., Initial Term Loan (New), 4.75%, 10/18/19		1,166	1,166,133
KAR Auction Services, Inc., Term B-1 Loan, 3.75%, 5/19/17		724	729,512
Kronos, Inc., Initial Term Loan (Second Lien), 9.75%, 4/30/20		575	592,250
Laureate Education, Inc., Extended Term Loan, 5.25%, 6/15/18		964	963,989
Moneygram International, Inc., Term Loan, 4.25%, 3/27/20		379	381,260
MTL Publishing LLC (EMI Music Publishing Group North America Holdings, Inc.), Term B Loan, 4.25%, 6/29/18		1,019	1,024,428
Spin Holdco, Inc., Initial Term Loan (First Lien), 4.25%, 11/14/19		455	457,416
SunGard Data Systems, Inc. (Solar Capital Corp.):
Tranche D Term Loan, 4.50%, 1/31/20		517	524,193
Tranche E Term Loan, 4.00%, 3/08/20		813	821,092
Tervita Corp. (FKA CCS Corp.), Term Loan, 6.25%, 5/15/18		254	255,364
The ServiceMaster Co., Tranche C Term Loan, 4.25%, 1/31/17		1,483	1,472,054
Trans Union LLC, 2013 Replacement Term Loan, 4.25%, 2/08/19		346	348,273

			11,396,107
Communications Equipment — 0.0%
Arris Enterprises, Inc., Term B Facility, 3.50%, 4/17/20		868	865,291
Computer Software & Services — 0.0%
Infor (US), Inc. (FKA Lawson Software, Inc.), Tranche B-2 Term Loan, 5.25%, 4/05/18		1,312	1,328,667
Containers & Packaging — 0.1%
Pact Group (USA), Inc., Term Loan, 3.75%, 5/29/20		1,705	1,705,000
Reynolds Group Holdings, Inc., U.S. Term Loan, 4.75%, 9/28/18		442	446,141
Tekni-Plex, Inc., Term B Loan, 5.50%, 8/31/19		585	582,075

			2,733,216
Diversified Financial Services — 0.1%
Nuveen Investments, Inc.:
Tranche B First-Lien Term Loan, 4.19%, 5/13/17		518	517,586
Tranche B Second-Lien Term Loan, 6.50%, 2/28/19		615	614,231
Ocwen Loan Servicing, Initial Term Loan, 5.00%, 2/15/18		1,072	1,084,376

See Notes to Financial Statements.

26	BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2013

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value
Diversified Financial Services (concluded)
Springleaf Financial Funding Co. (FKA American General Finance Corp.), Initial Loan, 5.50%, 5/10/17	USD	1,387	$1,388,074

			3,604,267
Diversified Telecommunication Services — 0.2%
Alcatel-Lucent USA, Inc.:
Asset Sale Loan, 6.25%, 8/01/16		465	470,231
Euro Term Loan, 7.50%, 1/30/19	EUR	388	522,268
U.S. Term Loan, 7.25%, 1/30/19	USD	2,239	2,284,644
Avaya, Inc., Term B-5 Loan, 8.00%, 3/31/18		425	398,673
Hawaiian Telcom Communications, Inc., Term Loan, 5.00%, 2/28/17		495	501,377
Intelsat Jackson Holdings SA (FKA Intelsat Jackson Holdings Ltd.), Tranche B-1 Term Loan, 4.25%, 4/02/18		1,645	1,656,977
Level 3 Financing, Inc., Tranche B-II 2019 Term Loan, 4.75%, 8/01/19		1,865	1,877,216
TW Telecom Holdings, Inc. (FKA Time Warner Telecom Holdings, Inc.), Term B Loan, 2.69%, 4/01/20		720	719,280
West Corp., Term B-8 Loan, 3.75%, 6/30/18		1,019	1,021,519

			9,452,185
Food & Staples Retailing — 0.2%
BJ’s Wholesale Club, Inc., New 2013 Replacement Loan (First Lien), 4.25%, 9/26/19		1,601	1,608,136
CDW LLC, Term Loan, 3.50%, 4/15/20		1,496	1,486,584
Dole Food Co., Inc., Tranche B-2 Term Loan Retired 4/01/13, 3.75%, 4/24/19		1,222	1,221,937
Pinnacle Foods Finance LLC, Term G Loan, 3.25%, 3/28/20		1,746	1,744,543
Supervalu, Inc., Term B Loan, 5.00%, 3/21/19		1,027	1,034,680
Weight Watchers International, Inc., Term B-2 Loan, 3.75%, 4/02/20		1,496	1,500,933

			8,596,813
Food Products — 0.1%
Advance Pierre Foods, Inc., First Lien Term Loan, 5.75%, 7/10/17		209	210,935
Del Monte Foods Co., Initial Term Loan, 4.00%, 3/08/18		873	872,594
Sprout Farmers Markets Holdings LLC, Term B Loan, 4.50%, 4/06/20		730	733,650
US Foods, Inc. (FKA U.S. Foodservice, Inc.), Incremental Term Loan, 4.50%, 3/31/19		1,410	1,411,763

			3,228,942
Health Care Equipment & Supplies — 0.1%
Bausch & Lomb, Inc., New Parent Term Loan, 4.00%, 5/17/19		1,718	1,716,618
ConvaTec, Inc., Dollar Term Loan, 5.00%, 12/22/16		727	729,699
DJO Finance LLC (ReAble Therapeutics Finance LLC), Tranche B-3 Term Loan, 4.75%, 9/15/17		296	298,762
Hologic, Inc., Tranche B Term Loan, 4.50%, 8/01/19		743	744,490
Iasis Healthcare LLC, Term B-2 Loan, 4.50%, 5/03/18		990	997,080
Onex Carestream Finance LP, Term Loan (First
Lien 2013), 5.00%, 6/07/19		780	783,416

			5,270,065
Health Care Providers & Services — 0.2%
American Renal Holdings, Inc., Term B Loan (First Lien), 4.50%, 8/15/19		1,446	1,428,295
Biomet, Inc., Dollar Term B-1 Loan, 3.98%, 7/25/17		705	708,903

Floating Rate Loan Interests (b)		Par (000)	Value
Health Care Providers & Services (concluded)
CHG Buyer Corp., Term Loan (First Lien), 5.00%, 11/19/19	USD	716	$720,479
DaVita HealthCare Partners, Inc. (FKA DaVita, Inc.), Tranche B-2 Term Loan, 4.00%, 11/01/19		2,348	2,359,096
Drumm Investors LLC (AKA Golden Living), Term Loan, 5.00%, 5/04/18		746	721,479
HCA, Inc., Term B-4 Loan, 2.94%, 5/01/18		290	290,797
LHP Operations Co. LLC, Term Loan, 9.00%, 7/03/18		124	123,750
Vanguard Health Holding Company II LLC (Vanguard Health System, Inc.), Term B Loan, 3.75%, 1/29/16		314	314,310

			6,667,109
Hotels, Restaurants & Leisure — 0.4%
Bright Horizons Family Solutions LLC (FKA Bright Horizons Family Solutions, Inc.), Term B Loan, 4.00%, 1/30/20		2,010	2,017,437
Harrah’s Las Vegas Propco LLC, Senior Loan, 3.78%, 2/13/14		12,245	11,311,226
MGM Resorts International (MGM Grand Detroit LLC), Term B Loan, 3.50%, 12/20/19		1,458	1,458,287
OSI Restaurant Partners LLC, 2013 Replacement Term Loan, 3.50%, 10/28/19		550	552,129
Sabre, Inc., Term B Loan, 5.25%, 2/19/19		632	639,331
Six Flags Theme Parks, Inc., Tranche B Term Loan, 4.00%, 12/20/18		465	469,318
Station Casinos LLC, B Term Loan, 5.00%, 3/02/20		973	981,072
Travelport LLC (FKA Travelport, Inc.), New Second Priority Loan (Tranche 1), 9.50%, 1/31/16		235	242,126
Wendy’s International, Inc, Term B Loan, 3.25%, 5/15/19		616	617,427

			18,288,353
Independent Power Producers & Energy Traders — 0.0%
Calpine Corp., Term Loan, 4.00%, 4/01/18		990	995,229
The AES Corp., 2013 Other Term Loan, 3.75%, 6/01/18		387	391,622

			1,386,851
Insurance — 0.0%
CCC Holdings, Inc., Term Loan, 4.00%, 12/20/19		443	443,320
Internet Software & Services — 0.1%
Zayo Group LLC (Zayo Capital, Inc.), Term Loan, 4.50%, 7/02/19		2,443	2,460,308
Machinery — 0.1%
Accudyne Industries Borrower S.C.A./Accudyne Industries LLC (FKA Silver II U.S. Holdings LLC), Refinancing Term Loan, 4.00%, 12/13/19		2,562	2,557,373
Apex Tool Group LLC, Term B Loan, 4.50%, 1/31/20		963	968,902
Capital Safety North America Holdings, Inc. (FKA Hupah Finance, Inc.), Initial Term Loan, 4.50%, 1/21/19		741	744,971
Rexnord LLC/RBS Global, Inc., Term Loan (2013), 3.75%, 4/01/18		538	539,259
WESCO Distribution, Inc., Tranche B-1 Loan, 4.50%, 12/12/19		652	654,580

			5,465,085
Media — 0.1%
Charter Communications Operating LLC, Term E Loan, 3.00%, 3/31/20		1,750	1,742,230
Kabel Deutschland GmbH, Facility F1, 3.25%, 2/01/19		1,000	998,280

See Notes to Financial Statements.

BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2013	27

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value
Media (concluded)
Springer Science+Business Media GM, Term B-2 Loan, 5.00%, 7/23/20	USD	1,315	$1,296,366
Truven Health Analytics, Inc. (FKA Thomson Reuters (Healthcare), Inc.), New Tranche B Term Loan, 4.50%, 6/06/19		139	139,122
TWCC Holding Corp., Term Loan (Second Lien), 7.00%, 6/26/20		515	526,587
Univision Communications, Inc., 2013 Converted Extended First-Lien Term Loan, 4.50%, 3/01/20		847	850,644
Virgin Media Investment Holdings Ltd., Term B Loan, 3.50%, 2/07/20		210	209,767
WideOpenWest Finance LLC, Term B Loan, 4.75%, 4/01/19		153	154,636

			5,917,632
Metals & Mining — 0.2%
Constellium Holdco BV (Constellium France S.A.S,), Initial Dollar Term Loan, 6.00%, 3/25/20		1,706	1,752,632
FMG Resources August 2006 Pty Ltd. (FMG America Finance, Inc.), Term Loan, 5.25%, 10/18/17		2,191	2,206,960
Newpage Corp., Term Loan, 7.75%, 12/21/18		638	648,374
Novelis, Inc., Initial Term Loan, 3.75%, 3/10/17		741	744,217
Walter Energy, Inc. (FKA Walter Industries, Inc.), B Term Loan, 6.75%, 4/02/18		751	724,308

			6,076,491
Oil, Gas & Consumable Fuels — 0.2%
Chesapeake Energy Corp., Term Loan, 5.75%, 12/02/17		3,370	3,451,453
Dynegy, Inc., Term B-2 Loan, 4.00%, 4/10/20		1,285	1,290,217
EP Energy LLC (FKA Everest Acquisition LLC),
Tranche B-3 Loan, 3.50%, 5/24/18		1,370	1,369,575
MEG Energy Corp., New Term Loan, 3.75%, 3/31/20		495	497,756
Offshore Group Investment Ltd. (Vantage Delaware Holdings LLC):
Term B Loan, 5.75%, 3/28/19		1,277	1,286,376
Term Loan, 6.25%, 10/25/17		960	967,268
Samson Investment Co., Initial Term Loan (Second Lien), 6.00%, 9/25/18		225	227,626

			9,090,271
Pharmaceuticals — 0.1%
Aptalis Pharma, Inc. (FKA Axcan Intermediate Holdings, Inc.), Term B-1 Loan, 5.50%, 2/10/17		990	992,016
Capsugel Holdings US, Inc., Initial Term Loan (New), 4.25%, 8/01/18		921	926,135
inVentiv Health, Inc. (FKA Ventive Health, Inc.):
Consolidated Term Loan, 7.50%, 8/04/16		350	343,291
Term B-3 Loan, 7.75%, 5/15/18		134	131,465
Par Pharmaceutical Companies, Inc. (Par Pharmaceutical, Inc.), Additional Term B-1 Loan, 4.25%, 9/30/19		2,211	2,222,382
Patheon, Inc., Initial Term Loan, 7.25%, 12/14/18		243	246,810
Pharmaceutical Product Development, Inc. (Jaguar Holdings, LLC), 2013 Term Loan, 4.25%, 12/05/18		639	643,845

			5,505,944
Real Estate Investment Trusts (REITs) — 0.0%
iStar Financial, Inc., Loan, 4.50%, 10/15/17		498	499,613

Floating Rate Loan Interests (b)	Par (000)		Value
Real Estate Management & Development — 0.1%
Realogy Corp.:
Extended Synthetic Commitment, 0.04%, 10/10/16	USD	75	$76,180
Initial Term B Loan, 4.50%, 3/05/20		2,344	2,369,043

			2,445,223
Semiconductors & Semiconductor Equipment — 0.1%
Freescale Semiconductor, Inc., Tranche B-4 Term Loan, 5.00%, 3/01/20		1,591	1,606,429
NXP BV/NXP Funding LLC, Tranche C Loan, 4.75%, 1/10/20		1,144	1,164,274
Riverbed Technology, Inc., Term Loan, 4.00%, 12/18/19		685	690,329

			3,461,032
Software — 0.1%
First Data Corp.:
2018 Dollar Term Loan, 4.19%, 3/23/18		750	748,125
2018B New Term Loan, 4.19%, 9/24/18		570	568,472
StoneRiver Group LP, Initial Term Loan (First Lien), 4.50%, 11/30/19		3,405	3,407,145

			4,723,742
Specialty Retail — 0.2%
Academy Ltd., Initial Term Loan (2012), 4.50%, 8/03/18		134	134,881
David’s Bridal, Inc., Initial Term Loan, 5.00%, 10/11/19		602	605,924
Evergreen Acquisition Co. 1 LP, New Term Loan, 5.00%, 7/09/19		1,258	1,264,109
J. Crew Group, Inc., Term B-1 Loan, 4.00%, 3/07/18		572	575,363
J.C. Penney Corp., Inc., Loan, 6.00%, 5/22/18		735	738,829
Party City Holdings, Inc., 2013 Replacement Term Loan, 4.25%, 7/27/19		2,289	2,293,512
Rite Aid Corp., Tranche 1 Term Loan (Second Lien), 5.75%, 8/21/20		315	324,135
SRAM LLC, Term Loan, 4.00%, 4/10/20		576	577,588
The Yankee Candle Company, Inc., Initial Term Loan, 5.25%, 4/02/19		181	181,985

			6,696,326
Textiles, Apparel & Luxury Goods — 0.1%
Leslie’s Poolmart, Inc., Term B Loan, 5.25%, 10/16/19		781	788,457
Michaels Stores, Inc., Term B Loan, 3.75%, 1/28/20 (b)		2,643	2,651,649
PVH Corp. (FKA Phillips-Van Heusen Corp.), Tranche B Term Loan, 3.25%, 2/13/20		1,325	1,329,535
The Neiman Marcus Group, Inc., Term Loan, 4.00%, 5/16/18		1,150	1,152,277

			5,921,918
Wireless Telecommunication Services — 0.1%
Asurion, LLC (FKA Asurion Corp.), Incremental Tranche B-1 Term Loan, 4.50%, 5/24/19		627	625,753
Syniverse Holdings, Inc., Initial B Term Loan, 4.00%, 4/23/19		1,000	1,001,670
Vodafone Americas Finance 2, Inc., Initial Loan, 6.88%, 8/11/15		3,225	3,225,000

			4,852,423
Total Floating Rate Loan Interests — 3.9%			166,173,698

See Notes to Financial Statements.

28	BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2013

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Foreign Government Obligations	Par (000)		Value
Sri Lanka — 0.2%
Republic of Sri Lanka:
6.25%, 10/04/20	USD	5,000	$5,012,500
5.88%, 7/25/22		2,500	2,400,000

			7,412,500
Total Foreign Government Obligations — 0.2%			7,412,500

Investment Companies(g)		Shares
iShares iBoxx $ High Yield Corporate Bond ETF		3,628,290	337,358,404
iShares iBoxx $ Investment Grade Corporate Bond ETF		449,979	51,531,595
iShares Intermediate Credit Bond ETF		661,075	71,574,590
iShares U.S. Preferred Stock ETF		2,538,287	98,764,747
Total Investment Companies — 13.3%			559,229,336

Non-Agency Mortgage-Backed Securities	Par (000)
Collateralized Mortgage Obligations — 4.2%
Adjustable Rate Mortgage Trust, Series 2005-9,
Class 5A1, 0.46%, 11/25/35 (b)	USD	4,982	4,375,601
American Home Mortgage Assets LLC,
Series 2007-3, Class 22A1, 6.25%,
6/25/37 (c)		3,183	2,083,161
American Home Mortgage Assets Trust,
Series 2007-2, Class A1, 0.32%, 3/25/47 (b)		7,210	5,227,361
American Home Mortgage Investment Trust,
Series 2007-1, Class GA1C, 0.38%,
5/25/47 (b)		5,502	3,506,364
Banc of America Funding Corp.:
Series 2006-7, Class T2A3, 5.69%,
10/25/36 (b)		2,249	1,750,729
Series 2006-D, Class 6A1, 5.00%,
5/20/36 (b)		1,292	1,055,015
Banc of America Mortgage Securities, Inc.,
Series 2004-L, Class 4A1, 5.11%,
1/25/35 (b)		103	101,569
Bear Stearns Alt-A Trust, Series 2006-2,
Class 11A1, 0.63%, 4/25/36 (b)		10,366	5,938,511
CitiMortgage Alternative Loan Trust,
Series 2007-A1, Class 1A5, 6.00%,
1/25/37		316	263,532
Countrywide Alternative Loan Trust:
Series 2005-36, Class 2A1A, 0.50%,
8/25/35 (b)		5,809	3,853,533
Series 2005-46CB, Class A20, 5.50%,
10/25/35		578	527,038
Series 2005-63, Class 3A3, 5.36%,
11/25/35 (b)		8,656	6,531,141
Series 2005-64CB, Class 1A1, 5.50%,
12/25/35		293	267,400
Series 2005-86CB, Class A8, 5.50%,
2/25/36		492	454,257
Series 2006-2CB, Class A6, 5.50%,
3/25/36		2,504	1,907,492
Series 2006-2CB, Class A8, 6.00%,
3/25/36		2,660	2,090,415
Series 2006-5T2, Class A3, 6.00%,
4/25/36		998	837,018
Series 2006-7CB, Class 1A6, 6.00%,
5/25/36		2,426	1,752,814

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Collateralized Mortgage Obligations (continued)
Series 2006-9T1, Class A7, 6.00%,
5/25/36	USD	1,280	$997,639
Series 2006-11CB, Class 1A5, 6.00%,
5/25/36		2,440	1,726,566
Series 2006-15CB, Class A1, 6.50%,
6/25/36		2,778	2,125,679
Series 2006-20CB, Class A9, 6.00%,
7/25/36		1,403	996,351
Series 2006-25CB, Class A2, 6.00%,
10/25/36		1,697	1,435,317
Series 2006-43CB, Class 1A4, 6.00%,
2/25/37		4,328	3,480,143
Series 2006-45T1, Class 1A10, 6.00%,
2/25/37		7,517	5,605,175
Series 2006-45T1, Class 2A2, 6.00%,
2/25/37		5,955	4,823,977
Series 2006-J8, Class A5, 6.00%,
2/25/37		3,452	2,458,714
Series 2007-6, Class A4, 5.75%,
4/25/47		4,299	3,356,380
Series 2007-9T1, Class 2A1, 6.00%,
5/25/37		625	478,024
Series 2007-9T1, Class 2A2, 6.00%,
5/25/37		1,423	1,088,749
Series 2007-12T1, Class A22, 5.75%,
6/25/37		5,252	4,206,189
Series 2007-12T1, Class A5, 6.00%,
6/25/37		1,165	948,369
Series 2007-15CB, Class A7, 6.00%,
7/25/37		908	780,423
Series 2007-16CB, Class 1A7, 6.00%,
8/25/37		464	398,188
Series 2007-18CB, Class 2A25, 6.00%,
8/25/37		1,036	898,244
Series 2007-19, Class 1A4, 6.00%,
8/25/37		3,600	2,748,026
Series 2007-19, Class 1A8, 6.00%,
8/01/37		1,752	1,337,025
Series 2007-J1, Class 2A5, 6.00%,
3/25/37		3,646	2,359,852
Series 2007-OA11, Class A1A, 1.54%,
11/25/47 (b)		7,772	5,038,639
Series 2007-OA8, Class 2A1, 0.37%,
6/25/47 (b)		6,398	4,309,575
Series 2008-2R, Class 2A1, 6.00%,
8/25/37		488	385,738
Countrywide Home Loan Mortgage Pass-Through
Trust:
Series 2005-15, Class A1, 5.50%,
8/25/35		38	36,192
Series 2006-OA5, Class 2A1, 0.39%,
4/25/46 (b)		141	104,237
Series 2007-2, Class A16, 6.00%,
3/25/37		3,679	3,318,867
Series 2007-21, Class 1A1, 6.25%,
2/25/38		819	705,623
Series 2007-J2, Class 2A6, 6.00%,
7/25/37		2,246	1,810,069
Series 2007-J2, Class 2A8, 6.00%,
7/25/37		3,430	2,763,995
Credit Suisse Mortgage Capital
Mortgage-Backed Trust, Series 2006-8,
Class 1A1, 4.50%, 10/25/21		1,290	1,201,428
Credit Suisse Mortgage Capital Trust,
Series 2013-7R, Class 6A1, 4.95%,
6/26/47 (a)(b)		7,214	7,419,657

See Notes to Financial Statements.

BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2013	29

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Collateralized Mortgage Obligations (continued)
Crusade Global Trust, Series 2005-2, Class A1,
0.34%, 8/14/37 (b)	USD	916	$906,496
Deutsche Alt-A Securities Mortgage Loan Trust,
Series 2007-OA4, Class 1A1A, 0.38%,
8/25/47 (b)		5,697	4,498,210
First Horizon Alternative Mortgage Securities
Trust, Series 2006-AA8, Class 1A1, 1.88%,
2/25/37 (b)		4,676	3,156,127
GMAC Mortgage Corp Loan Trust,
Series 2005-AR2, Class 4A, 5.09%,
5/25/35 (b)		224	218,063
GSR Mortgage Loan Trust:
Series 2005-AR6, Class 2A1, 2.66%,
9/25/35 (b)		4,071	4,001,939
Series 2005-AR6, Class 4A5, 2.66%,
9/25/35 (b)		7,373	7,100,464
Series 2006-4F, Class 1A1, 5.00%,
5/25/36		187	176,182
IndyMac IMSC Mortgage Loan Trust:
Series 2007-F2, Class 1A4, 6.00%,
7/25/37		2,327	1,891,814
Series 2007-F2, Class 2A1, 6.50%,
7/25/37		3,002	1,764,387
IndyMac Index Mortgage Loan Trust:
Series 2005-AR1, Class 3A1, 2.59%,
3/25/35 (b)		3,745	3,681,471
Series 2006-AR3, Class 3A1A, 2.76%,
4/25/36 (b)		662	476,612
Series 2007-AR15, Class 1A1, 4.90%,
8/25/37 (b)		360	270,853
Series 2007-AR15, Class 2A1, 4.58%,
8/25/37 (b)		584	476,207
Series 2007-FLX3, Class A1, 0.43%,
6/25/37 (b)		4,800	3,934,442
Medallion Trust, Series 2006-1G, Class A1,
0.32%, 6/14/37 (b)		778	770,329
Merrill Lynch Alternative Note Asset Trust Series,
Series 2007-AF1, Class AV1, 2.86%,
6/25/37 (b)		2,970	1,796,333
MortgageIT Trust, Series 2005-4, Class A1,
0.47%, 10/25/35 (b)		7,411	6,434,875
Prime Mortgage Trust:
Series 2006-DR1, Class 1A2, 6.00%,
5/25/35 (a)		559	563,247
Series 2006-DR1, Class 2A1, 5.50%,
5/25/35 (a)		1,006	1,007,330
Progress Trust, Series 2007-1GA, Class 1A,
0.41%, 8/19/38 (a)(b)		839	819,526
Residential Accredit Loans, Inc.:
Series 2005-QS1, Class A5, 5.50%,
1/25/35		204	200,708
Series 2006-QS12, Class 2A4, 6.00%,
9/25/36		346	277,247
Series 2007-QS4, Class 3A2, 6.00%,
3/25/37		654	504,791
Residential Asset Securitization Trust,
Series 2006-A15, Class A12, 6.25%,
1/25/37		676	521,755
Residential Funding Mortgage Securities I,
Series 2007-S7, Class A20, 6.00%,
7/25/37		234	215,670
Structured Adjustable Rate Mortgage Loan Trust,
Series 2007-3, Class 3A1, 5.11%,
4/25/47 (b)		986	741,150
WaMu Mortgage Pass-Through Certificates:
Series 2005-AR12, Class 1A6, 2.43%,
10/25/35 (b)		5,500	5,088,385

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Collateralized Mortgage Obligations (concluded)
Series 2007-OA5, Class 1A, 0.92%,
6/25/47 (b)	USD	7,053	$5,750,598
Series 2007-OA6, Class 1A, 0.98%,
7/25/47 (b)		9,356	7,625,915
Washington Mutual Alternative Mortgage
Pass-Through Certificates, Series 2006-8,
Class A5, 6.13%, 10/25/36 (c)		2,174	1,577,616

			178,314,743
Commercial Mortgage-Backed Securities — 2.3%
Banc of America Commercial Mortgage Trust:
Series 2006-1, Class A4, 5.37%,
9/10/45 (b)		3,670	3,984,490
Series 2007-1, Class A4, 5.45%,
1/15/49		3,988	4,413,269
Series 2007-3, Class A1A, 5.56%,
6/10/49 (b)		1,814	1,993,384
Banc of America Merrill Lynch Commercial
Mortgage, Inc., Series 2005-4, Class A5B,
5.00%, 7/10/45 (b)		2,500	2,663,160
Bear Stearns Commercial Mortgage Securities
Trust:
Series 2006-PW12, Class A4, 5.71%,
9/11/38 (b)		1,705	1,879,167
Series 2007-PW17, Class A1A, 5.65%,
6/11/50 (b)		2,655	2,973,706
Citigroup/Deutsche Bank Commercial Mortgage
Trust:
Series 2005-CD1, Class A4, 5.22%,
7/15/44 (b)		2,925	3,144,899
Series 2007-CD4, Class A4, 5.32%,
12/11/49		3,925	4,328,333
Series 2007-CD5, Class A4, 5.89%,
11/15/44 (b)		3,438	3,902,981
Series 2007-CD5, Class AMA, 6.12%,
11/15/44 (b)		2,200	2,489,282
Commercial Mortgage Trust:
Series 2007-C9, Class A4, 5.80%,
12/10/49 (b)		3,000	3,414,858
Series 2013-SFS, Class A1, 1.87%,
4/12/35 (a)		966	932,598
Credit Suisse Commercial Mortgage
Pass-Through Certificates, Series 2006-C3,
Class A3, 5.80%, 6/15/38 (b)		3,588	3,946,466
Del Coronado Trust, Series 2013-HDC Class A,
0.99%, 3/15/26 (a)(b)		645	643,530
Greenwich Capital Commercial Funding Corp.:
Series 2006-GG7, Class A4, 5.86%,
7/10/38 (b)		4,500	4,981,433
Series 2007-GG9, Class A4, 5.44%,
3/10/39		13,000	14,411,332
JPMorgan Chase Commercial Mortgage
Securities Trust:
Series 2006-LDP9, Class A3, 5.34%,
5/15/47		4,590	5,077,738
Series 2007-CB18, Class A4, 5.44%,
6/12/47		4,250	4,708,843
Series 2007-LDPX, Class A3, 5.42%,
1/15/49		3,045	3,381,491
LB-UBS Commercial Mortgage Trust:
Series 2006-C4, Class A4, 5.86%,
6/15/38 (b)		3,750	4,166,914
Series 2007-C1, Class A4, 5.42%,
2/15/40		3,735	4,152,827
Series 2007-C2, Class AM, 5.49%,
2/15/40 (b)		2,400	2,490,845

See Notes to Financial Statements.

30	BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2013

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (concluded)
Series 2007-C6, Class AM, 6.11%,
7/15/40 (b)	USD	720	$794,999
Merrill Lynch/Countrywide Commercial
Mortgage Trust:
Series 2006-4, Class A1A, 5.17%,
12/12/49 (b)		3,449	3,786,848
Series 2007-9, Class A4, 5.70%,
9/12/49		3,500	3,921,778
Morgan Stanley Capital I Trust:
Series 2006-IQ12, Class A4, 5.33%,
12/15/43		1,415	1,561,157
Series 2007-IQ13, Class AM, 5.41%,
3/15/44		1,650	1,778,614
Wachovia Bank Commercial Mortgage Trust:
Series 2005-C21, Class A4, 5.24%,
10/15/44 (b)		2,274	2,438,071
Series 2007-C33, Class AM, 5.92%,
2/15/51 (b)		625	692,097

			99,055,110
Interest Only Commercial Mortgage-Backed Securities — 0.2%
Commercial Mortgage Trust, Series 2013-CR7,
Class XA, 1.76%, 3/10/46 (b)		8,114	764,813
GS Mortgage Securities Corp. II,
Series 2013-KING, Class XA, 0.84%,
12/10/27 (a)(b)		44,353	1,714,880
JPMorgan Chase Commercial Mortgage
Series Trust, Series 2013-LC11, Class XA,
1.73%, 4/15/46 (b)		12,902	1,300,261
WF-RBS Commercial Mortgage Trust,
Series 2013-C14, Class XA, 1.07%,
6/15/46 (b)		42,480	2,612,344

			6,392,298
Total Non-Agency Mortgage-Backed Securities — 6.7%			283,762,151

Participation Notes		Shares
Multi-Utilities — 0.0%
Deutsche Bank AG (Qatar Electricity & Water
Co.), due 4/14/17		44,323	1,996,148

Preferred Securities	Par (000)
Capital Trusts
Capital Markets — 0.5%
The Bank of New York Mellon Corp.,
4.50% (b)(h)	USD	8,478	7,895,137
Goldman Sachs Capital I, 6.35%, 2/15/34		9,000	8,928,585
UBS AG, 7.63%, 8/17/22		2,000	2,225,040

			19,048,762
Commercial Banks — 1.5%
Barclays Bank PLC, 7.63%, 11/21/22		10,000	9,950,000
BPCE SA, 12.50% (b)(h)		9,000	11,126,250
Dresdner Funding Trust I, 8.15%, 6/30/31 (a)		250	249,375
Fifth Third Bancorp, 5.10% (b)(e)(h)		10,000	9,450,000
Fifth Third Capital Trust IV, 6.50%, 4/15/67 (b)		100	100,000
HSBC Capital Funding LP, 10.18% (b)(h)		1,260	1,814,400
Macquarie Bank Ltd., 10.25%, 6/20/57		3,000	3,308,100
Mizuho Capital Investment USD 1 Ltd.,
6.69% (b)(h)		100	108,000
Northgroup Preferred Capital Corp., 6.38% (h)		5,500	5,568,750
RBS Capital Trust III, 5.51% (b)(h)		250	205,625

Preferred Securities	Par (000)		Value
Capital Trusts (continued)
Commercial Banks (concluded)
Resona Preferred Global Securities Cayman Ltd.,
7.19% (b)(h)	USD	200	$213,500
Sberbank of Russia Via SB Capital SA, 5.25%,
5/23/23 (a)		5,000	4,631,250
SMFG Preferred Capital USD 1 Ltd.,
6.08% (b)(h)		150	162,000
SMFG Preferred Capital USD 3 Ltd.,
9.50% (b)(h)		400	489,080
Wachovia Capital Trust III, 5.57% (b)(h)		5,550	5,425,125
Wells Fargo & Co., 7.98% (b)(h)		8,450	9,485,125

			62,286,580
Consumer Finance — 0.2%
American Express Co., 6.80%, 9/01/66 (b)		7,600	8,113,000
Diversified Financial Services — 2.3%
Bank of America Corp.:
5.20% (b)(h)		5,881	5,292,900
8.00% (b)(h)		3,390	3,754,425
8.13% (b)(h)		9,529	10,577,190
BNP Paribas SA, 7.20% (b)(h)		2,000	2,011,000
Citigroup, Inc., 5.95% (b)(h)		3,900	3,783,000
Credit Suisse Group Guernsey I Ltd., 7.88%,
2/24/41 (b)		10,000	10,600,000
General Electric Capital Corp.:
5.25% (b)(h)		5,000	4,737,500
6.25% (b)(h)		2,000	2,080,000
7.13% (b)(h)		8,000	9,000,000
6.38%, 11/15/67 (b)		750	798,750
Hero Asia Investment Ltd., 5.25% (h)		1,500	1,503,679
ING US, Inc., 5.65%, 5/15/53 (a)(b)		6,120	5,752,800
JPMorgan Chase & Co.:
5.15% (b)(h)		3,000	2,782,500
6.00% (b)(h)		7,000	6,886,250
7.90% (b)(h)		15,550	17,299,375
LBG Capital No. 1 PLC, 7.88%, 11/01/20 (a)		5,000	5,290,000
Lloyds Banking Group PLC, 6.66% (b)(h)		3,000	2,700,000
Royal Bank of Scotland Group PLC:
6.99% (b)(h)		100	97,000
7.64% (b)(h)		200	180,500
7.65% (b)(h)		200	190,000
Societe Generale SA, 5.92% (b)(h)		200	197,500

			95,514,369
Diversified Telecommunication Services — 0.2%
Telefonica Emisiones SAU, 7.05%, 6/20/36		9,000	9,940,059
Food Products — 0.1%
HJ Heinz Finance Co., 7.13%, 8/01/39 (a)		5,225	5,447,063
Independent Power Producers & Energy Traders — 0.3%
Electricite de France SA, 5.25% (b)(h)		15,000	14,343,750
Industrial Conglomerates — 0.1%
Hutchison Whampoa International Ltd.,
6.00% (b)(h)		3,000	3,157,500
Insurance — 3.0%
ACE Capital Trust II, 9.70%, 4/01/30		3,000	4,290,000
AIG Life Holdings, Inc., 7.57%, 12/01/45 (a)		7,975	9,310,813
The Allstate Corp.:
6.13%, 5/15/67 (b)		500	534,635
6.50%, 5/15/67 (b)		2,300	2,478,250
American International Group, Inc.:
8.18%, 5/15/68 (b)		3,000	3,667,500
6.25%, 3/15/87		2,046	2,097,150

See Notes to Financial Statements.

BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2013	31

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Preferred Securities	Par (000)		Value
Capital Trusts (concluded)
Insurance (concluded)
AON PLC, 4.25%, 12/12/42	USD	1,500	$1,295,725
AXA SA:
6.38% (b)(h)		1,000	995,000
6.46% (b)(h)		6,000	5,985,000
The Chubb Corp., 6.38%, 3/29/67 (b)		1,575	1,704,937
Genworth Holdings, Inc.:
7.63%, 9/24/21		5,000	6,000,220
6.50%, 6/15/34		5,000	5,322,680
6.15%, 11/15/66 (b)		4,250	3,750,625
Hartford Financial Services Group, Inc., 8.13%, 6/15/68 (b)		2,350	2,679,000
Hub International Ltd., 8.13%, 10/15/18		200	212,500
Liberty Mutual Group, Inc.:
7.00%, 3/15/67 (b)		2,150	2,219,875
7.80%, 3/07/87		200	232,500
10.75%, 6/15/88 (b)		1,630	2,485,750
Lincoln National Corp.:
7.00%, 5/17/66 (b)		8,350	8,600,500
6.05%, 4/20/67 (b)		2,860	2,860,000
MetLife Capital Trust IV, 7.88%, 12/15/67		4,550	5,369,000
MetLife Capital Trust X, 9.25%, 4/08/68		6,200	8,246,000
MetLife, Inc., 6.40%, 12/15/66		500	520,000
Nationwide Financial Services, Inc., 6.75%, 5/15/67		900	918,000
The Progressive Corp., 6.70%, 6/15/67 (b)		1,250	1,362,500
Prudential Financial, Inc.:
5.88%, 9/15/42 (b)		6,675	6,741,750
5.20%, 3/15/44 (b)		5,000	4,637,500
8.88%, 6/15/68 (b)		3,000	3,615,000
Sompo Japan Insurance, Inc., 5.33%, 3/28/73 (b)		7,500	7,406,707
Swiss Re Capital I LP, 6.85% (b)(h)		2,100	2,199,750
XL Group PLC, 6.50% (b)(h)		16,200	15,916,500
ZFS Finance USA Trust II, 6.45%, 12/15/65 (b)		1,200	1,278,000

			124,933,367
Media — 0.2%
NBCUniversal Enterprise, Inc., 5.25% (h)		6,946	6,876,540
Multi-Utilities — 0.0%
Dominion Resources, Inc., 7.50%, 6/30/66 (b)		250	273,750
Oil, Gas & Consumable Fuels — 0.1%
DCP Midstream LLC, 5.85%, 5/21/43 (a)(b)		150	143,250
Enterprise Products Operating LLC, 7.03%, 1/15/68 (b)		5,035	5,651,787

			5,795,037
Road & Rail — 0.1%
BNSF Funding Trust I, 6.61%, 12/15/55 (b)		5,000	5,725,000
Total Capital Trusts — 8.6%			361,454,777

Preferred Stocks		Shares
Aerospace & Defense — 0.3%
United Technologies Corp., 7.50%, 8/01/15		190,000	12,184,700
Capital Markets — 0.1%
The Goldman Sachs Group, Inc., 5.63%		259,900	6,164,828
Commercial Banks — 0.3%
First Republic Bank, 6.70%		200,000	5,044,000
Wells Fargo & Co., 5.85%		549,000	13,466,970

Preferred Securities		Shares	Value
Preferred Stocks (concluded)
Commercial Banks (concluded)
U.S. Bancorp, 6.00%		272,000	$7,248,800

			25,759,770
Diversified Financial Services — 0.7%
Citigroup Capital XIII, 7.88%, 10/30/40 (b)		378,000	10,395,000
Citigroup, Inc., 5.80%		200,000	4,668,000
GMAC Capital Trust I, 8.13%, 2/15/40		301,893	8,015,259
Synovus Financial Corp., 7.88%		200,000	5,182,000

			28,260,259
Electric Utilities — 0.1%
Duke Energy Corp., 5.13%, 1/15/73		150,000	3,460,500
Insurance — 0.3%
The Allstate Corp., 5.10%, 1/15/53		467,259	11,737,546
Real Estate Investment Trusts (REITs) — 0.4%
DDR Corp., 6.25%		200,000	4,790,000
Firstar Realty LLC, 8.88%		5,000	6,146,875
Suntrust Real Estate Investment Corp., 9.00%		15	1,594,895
Wachovia Preferred Funding Corp., 7.25%		200,000	5,250,000

			17,781,770
Road & Rail — 0.0%
CEVA Group PLC, 0.00%, 4/01/18		49	32,771
Total Preferred Stocks — 2.5%			105,382,144

Total Preferred Securities — 11.1%			466,836,921

U.S. Government Sponsored Agency Securities	Par (000)
Agency Obligations — 0.1%
Federal Farm Credit Bank, 1.38%, 5/21/19	USD	5,610	5,413,431
Collateralized Mortgage Obligations — 0.1%
Freddie Mac Mortgage-Backed Securities, Series 2012-K501, Class C, 3.49%, 11/25/46 (a)		5,000	4,831,550
Interest Only Collateralized Mortgage Obligations — 0.0%
Fannie Mae, Series 2013-M5, Class X2, 2.53%, 12/25/25		3,535	489,855
Mortgage-Backed Securities — 1.4%
Fannie Mae Mortgage-Backed Securities:
3.50%, 8/01/26-10/01/26		7,533	7,901,126
3.00%, 11/01/27-4/01/28		19,147	19,728,110
2.50%, 1/01/28-4/01/28		25,275	25,279,371
Freddie Mac Mortgage-Backed Securities, 2.38%, 1/13/22		3,365	3,267,109

			56,175,716
Total U.S. Government Sponsored Agency Securities — 1.6%			66,910,552

See Notes to Financial Statements.

32	BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2013

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

U.S. Treasury Obligations	Par (000)	Value
U.S. Treasury Notes:
0.50%, 6/15/16	USD 15,934	$15,902,881
0.63%, 7/15/16	17,700	17,715,204
1.38%, 7/31/18	2,530	2,528,024
Total U.S. Treasury Obligations — 0.9%		36,146,109
Total Long-Term Investments (Cost — $4,249,489,787) — 101.7%		4,284,301,329

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.04% (g)(i)	81,063,181	$81,063,181
Total Short-Term Securities (Cost — $81,063,181) — 1.9%		81,063,181

Options Purchased
(Cost — $8,394,172) — 0.1%		4,212,800
Total Investments (Cost — $4,338,947,140) — 103.7%		4,369,577,310
Liabilities in Excess of Other Assets — (3.7)%		(155,280,173)

Net Assets — 100.0%		$4,214,297,137

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date. (d) Non-income producing security.

(e)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares. (f) Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(g)	Investments in issuers considered to be an affiliate of the Fund during the year ended July 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2012	Shares Purchased		Shares Sold	Shares Held at July 31, 2013	Value at July 31, 2013	Income	Realized Gain (Loss)
BlackRock Floating Rate Income Portfolio, Institutional
Class	2,692,272	10,512		2,702,784	—	—	$125,091	$204,539
BlackRock GNMA Portfolio, BlackRock Class	3,097,413	8,949		3,106,362	—	—	$155,163	$171,836
BlackRock High Yield Bond Portfolio, BlackRock Class	1,679,113	3,232		1,682,345	—	—	$25,772	$855,137
BlackRock Low Duration Bond Portfolio, BlackRock
Class	6,594,444	9,656		6,604,100	—	—	$139,599	$572,994
BlackRock Liquidity Funds, TempFund, Institutional
Class	25,430,547	55,632,634	[1]	—	81,063,181	$81,063,181	$39,947	$129
iShares 1-3 Year Credit Bond ETF	—	1,544,577		1,544,577	—	—	$333,285	$(189,199)
iShares iBoxx $ High Yield Corporate Bond ETF	340,630	9,263,393		5,975,733	3,628,290	$337,358,404	$6,208,846	$(2,769,824)
iShares iBoxx $ Investment Grade Corporate Bond ETF	—	654,458		204,479	449,979	$51,531,595	$2,018,090	$95,097
iShares Intermediate Credit Bond ETF	—	1,248,288		587,213	661,075	$71,574,590	$1,684,763	$(190,508)
iShares MBS ETF	55,305	151,071		206,376	—	—	$41,552	$(69,836)
iShares MSCI Emerging Markets ETF	—	13,644		13,644	—	—	—	$(1,674)
iShares U.S. Preferred Stock ETF	—	2,538,287		—	2,538,287	$98,764,747	$194,404	—

[1]Represents	net shares purchased.
(h)	Security is perpetual in nature and has no stated maturity date.
(i)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Financial futures contracts as of July 31, 2013 were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
347	E-Mini S&P 500 Index	Chicago Mercantile	September 2013	USD	29,156,675	$(151,862)
(1,244)	MSCI Emerging Markets E-Mini Index	New York	September 2013	USD	58,393,360	(3,086,600)
309	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	September 2013	USD	68,076,563	41,017
(601)	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	September 2013	USD	72,941,680	490,004
(893)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	September 2013	USD	112,908,688	2,693,317
Total						$(14,124)

See Notes to Financial Statements.

BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2013	33

Schedule of Investments (continued)

• Foreign currency exchange contracts as of July 31, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

CAD	2,704,109	USD	2,633,212	Goldman Sachs International	8/01/13	$(451)
EUR	8,965,497	USD	11,894,525	Goldman Sachs International	8/01/13	32,754
GBP	8,436,316	USD	12,942,996	Goldman Sachs International	8/01/13	(109,166)
HKD	10,088,143	USD	1,300,806	Goldman Sachs International	8/01/13	(50)
SEK	32,353,347	USD	4,988,489	Goldman Sachs International	8/01/13	(24,911)
SGD	2,424,767	USD	1,914,095	Goldman Sachs International	8/01/13	(6,106)
USD	39,717	KRW	44,237,204	The Bank of New York Mellon	8/01/13	(340)
AUD	1,430,186	USD	1,299,521	Goldman Sachs International	8/02/13	(13,996)
CHF	7,395,203	USD	7,950,976	Goldman Sachs International	8/02/13	39,950
JPY	162,922,196	USD	1,663,670	Goldman Sachs International	8/02/13	329
SEK	59,691,000	USD	8,929,763	Deutsche Bank AG	8/15/13	224,642
USD	8,947,472	SEK	59,691,000	JPMorgan Chase Bank N.A.	8/15/13	(206,933)
USD	1,069,479	EUR	816,000	Citibank N.A.	8/22/13	(16,168)
USD	3,540,000	TRY	6,659,448	UBS AG	8/29/13	120,185
USD	1,750,000	PLN	5,781,648	Deutsche Bank AG	8/30/13	(55,346)
USD	2,800,000	CLP	1,396,640,000	UBS AG	8/30/13	94,906
GBP	11,156,015	JPY	1,695,441,000	UBS AG	9/05/13	(352,979)
JPY	495,009,000	GBP	3,259,085	Deutsche Bank AG	9/05/13	100,135
JPY	1,200,432,000	GBP	7,903,512	Deutsche Bank AG	9/05/13	242,834
USD	10,564,589	GBP	6,940,000	Deutsche Bank AG	10/03/13	11,648
USD	27,352,448	CNH	169,161,216	Bank of America N.A.	10/09/13	(95,033)
USD	2,359,637	SGD	3,006,000	Citibank N.A.	10/09/13	(5,821)
Total						$(19,917)

•	Exchange-traded options purchased as of July 31, 2013 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
EURO STOXX 50 Index	Call	EUR	2,900	12/20/13	1,530	$1,302,682
S&P 500 Index	Call	USD	1,750	12/21/13	540	1,290,600
S&P 500 Index	Put	USD	1,575	8/17/13	2,850	327,750
Total						$2,921,032

•	Over-the-counter options purchased as of July 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Strike Price	Expiration Date	Contracts	Market Value
KOSPI 200 Index	Bank of America N.A.	Call	KRW 260	12/12/13	262,500,000	$1,291,768

•	Interest rate swaps outstanding as of July 31, 2013 were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Expiration Date	Notional Amount (000)	Unrealized Appreciation
2.47%[1]	3-month LIBOR	Chicago Mercantile	1/13/22	$2,945	$6,923

[1]	Fund pays the fixed rate and receives the floating rate.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

See Notes to Financial Statements.

34	BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2013

Schedule of Investments (continued)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of July 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$107,054,330	$102,630,863	$209,685,193
Common Stocks	$624,015,404	545,370,736	—	1,169,386,140
Corporate Bonds	—	957,197,517	—	957,197,517
Equity-Linked Notes	—	—	359,565,064	359,565,064
Floating Rate Loan Interests	—	144,912,324	21,261,374	166,173,698
Foreign Government Obligations	—	7,412,500	—	7,412,500
Investment Companies	559,229,336	—	—	559,229,336
Non-Agency Mortgage-Backed Securities	—	283,762,151	—	283,762,151
Participation Notes	1,996,148	—	—	1,996,148
Preferred Securities	105,382,144	361,454,777	—	466,836,921
U.S. Government Sponsored Agency Securities	—	66,910,552	—	66,910,552
U.S. Treasury Obligations	—	36,146,109	—	36,146,109
Short-Term Securities	81,063,181	—	—	81,063,181
Options Purchased:
Equity Contracts	4,212,800	—	—	4,212,800
Total	$1,375,899,013	$2,510,220,996	$483,457,301	$4,369,577,310

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	$73,033	$794,350	—	$867,383
Interest rate contracts	3,224,338	6,923	—	3,231,261
Liabilities:
Foreign currency exchange contracts	(155,020)	(732,280)	—	(887,300)
Equity contracts	(3,238,462)	—	—	(3,238,462)
Total	$(96,111)	$68,993	—	$(27,118)

[1]	Derivative financial instruments are swaps, financial futures contracts and foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2013	35

Schedule of Investments (concluded)

Certain of the Fund’s assets and/or liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of July 31, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value.	$27,802,186	—	—	$27,802,186
Cash pledged for financial futures contracts	6,736,000	—	—	6,736,000
Cash pledged for centrally cleared swaps	130,000	—	—	130,000
Liabilities:
Bank overdraft	—	$(3,926,031)	—	(3,926,031)
Total	$34,668,186	$(3,926,031)	—	$30,742,155

There were no transfers between Level 1 and Level 2 during the year ended July 31, 2013.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Equity Linked Notes	Floating Rate Loan Interests	Total
Assets:
Opening Balance, as of July 31, 2012	—	$5,591,196	$2,573,517	$8,164,713
Transfers into Level 3	—	—	499,065	499,065
Transfers out of Level 3	—	—	(271,569)	(271,569)
Accrued discounts/premiums	$120,150	—	(4,623)	115,527
Net realized gain (loss)	78,687	(564,126)	94,700	(390,739)
Net change in unrealized appreciation/depreciation[1]	(1,366,216)	2,365,132	151,856	1,150,772
Purchases	105,011,779	358,117,047	20,968,615	484,097,441
Sales	(1,213,537)	(5,944,185)	(2,750,187)	(9,907,909)
Closing Balance, as of July 31, 2013	$102,630,863	$359,565,064	$21,261,374	$483,457,301

[1]

Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on investments still held as of July 31, 2013 was $252,406.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value in such Level 3 investments.

See Notes to Financial Statements.

36	BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2013

Statement of Assets and Liabilities

July 31, 2013

Assets
Investments at value — unaffiliated (Cost — $3,698,282,563)	$3,729,284,793
Investments at value — affiliated (Cost — $640,664,577)	640,292,517
Foreign currency at value (Cost — $27,379,916)	27,802,186
Investments sold receivable	11,102,269
Unrealized appreciation on foreign currency exchange contracts	867,383
Capital shares sold receivable.	48,288,197
Dividends receivable — unaffiliated	3,678,922
Cash pledged for financial futures contracts	6,736,000
Cash pledged for centrally cleared swaps	130,000
Interest receivable	24,989,907
Swaps premiums paid	44
Variation margin receivable	437,770
Receivable from Manager	639,066
Prepaid expenses	205,043

Total assets	4,494,454,097

Liabilities
Bank overdraft	3,926,031
Investments purchased payable	256,398,434
Unrealized depreciation on foreign currency exchange contracts	887,300
Income dividends payable	4,212,152
Capital shares redeemed payable	10,928,516
Investment advisory fees payable	1,211,718
Service and distribution fees payable	1,222,884
Other affiliates payable	120,696
Officer’s and Trustees’ fees payable	512
Variation margin payable	86,183
Other accrued expenses payable	1,162,534

Total liabilities	280,156,960

Net Assets	$4,214,297,137

Net Assets Consist of
Paid-in capital	$4,175,787,506
Undistributed net investment income	756,215
Accumulated net realized gain	6,677,183
Net unrealized appreciation/depreciation	31,076,233

Net Assets	$4,214,297,137

Net Asset Value
Institutional — Based on net assets of $1,624,572,790 and 147,347,276 shares outstanding, unlimited number of shares authorized, $0.001 par value	$11.03

Investor A — Based on net assets of $1,375,764,776 and 124,922,627 shares outstanding, unlimited number of shares authorized, $0.001 par value	$11.01

Investor C — Based on net assets of $1,213,959,571 and 110,364,866 shares outstanding, unlimited number of shares authorized, $0.001 par value	$11.00

See Notes to Financial Statements.

BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2013	37

Statement of Operations

Year Ended July 31, 2013

Investment Income
Interest	$75,449,990
Dividends — unaffiliated	25,762,899
Foreign taxes withheld	(1,226,326)
Dividends — affiliated	10,966,512

Total income	110,953,075

Expenses
Investment advisory	11,551,837
Service and distribution — class specific	7,747,135
Transfer agent — class specific	1,567,004
Administration	1,277,203
Registration	593,307
Administration — class specific	416,930
Custodian	187,092
Professional	145,752
Printing	82,880
Officer and Trustees	46,079
Miscellaneous	61,822

Total expenses	23,677,041
Less fees waived by Manager	(2,692,225)
Less administration fees waived — class specific	(416,930)
Less transfer agent fees waived — class specific	(15,557)
Less transfer agent fees reimbursed — class specific	(1,380,830)

Total expenses after fees waived and reimbursed	19,171,499

Net investment income	91,781,576

Realized and Unrealized Gain
Net realized gain (loss) from:
Investments — unaffiliated	(128,195)
Investments — affiliated	(1,321,438)
Capital gain distributions received from affiliated underlying funds	129
Options written	2,169,032
Financial futures contracts	7,630,237
Swaps	(1,820)
Foreign currency transactions	(4,584,956)

3,762,989

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	21,251,006
Investments — affiliated	(1,953,358)
Financial futures contracts	(14,124)
Swaps	6,923
Foreign currency translations	401,521

19,691,968

Total realized and unrealized gain	23,454,957

Net Increase in Net Assets Resulting from Operations	$115,236,533

See Notes to Financial Statements.

38	BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2013

Statements of Changes in Net Assets

	Year Ended July 31,
Increase in Net Assets:	2013	2012

Operations
Net investment income	$91,781,576	$7,053,536
Net realized gain (loss)	3,762,989	(121,295)
Net change in unrealized appreciation/depreciation	19,691,968	10,688,749

Net increase in net assets resulting from operations	115,236,533	17,620,990

Dividends and Distributions to Shareholders From[1]
Net investment income:
Institutional	(35,234,223)	(2,868,454)
Investor A	(29,726,369)	(2,262,213)
Investor C	(22,105,846)	(1,851,210)
Net realized gain:
Institutional	(268,609)	—
Investor A	(265,787)	—
Investor C	(237,776)	—

Decrease in net assets resulting from dividends and distributions to shareholders	(87,838,610)	(6,981,877)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	3,606,643,079	561,564,661

Net Assets
Total increase in net assets	3,634,041,002	572,203,774
Beginning of year	580,256,135	8,052,361

End of year	$4,214,297,137	$580,256,135

Undistributed (distributions in excess of) net investment income at end of year	$756,215	$(43,713)

[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2013	39

Financial Highlights

	Institutional					Investor A
	Year Ended July 31,					Year Ended July 31,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$10.54	$10.13	$9.26	$8.38	$9.63	$10.53	$10.13	$9.25	$8.37	$9.63

Net investment income[1]	0.54	0.53	0.32	0.39	0.42	0.51	0.50	0.29	0.37	0.39
Net realized and unrealized gain (loss)	0.48	0.28	0.90	0.85	(1.24)	0.47	0.28	0.91	0.85	(1.24)

Net increase (decrease) from investment operations	1.02	0.81	1.22	1.24	(0.82)	0.98	0.78	1.20	1.22	(0.85)

Dividends and distributions from:[2]
Net investment income	(0.52)	(0.40)	(0.35)	(0.36)	(0.43)	(0.49)	(0.38)	(0.32)	(0.34)	(0.41)
Net realized gain	(0.01)	—	—	—	—	(0.01)	—	—	—	—

Total dividends and distributions	(0.53)	(0.40)	(0.35)	(0.36)	(0.43)	(0.50)	(0.38)	(0.32)	(0.34)	(0.41)

Net asset value, end of year	$11.03	$10.54	$10.13	$9.26	$8.38	$11.01	$10.53	$10.13	$9.25	$8.37

Total Investment Return[3]
Based on net asset value	9.82%	8.22%	13.36%	15.06%	(8.18)%	9.45%	7.89%	13.16%	14.82%	(8.50)%

Ratios to Average Net Assets
Total expenses	0.77%[4]	0.85%[5]	2.62%[6]	4.47%[7]	9.32%[6]	1.02%[4]	1.12%[5]	2.90%[6]	4.83%[7]	10.54%[6]

Total expenses after fees waived and reimbursed	0.55%[4]	0.55%[5]	0.55%[6]	0.55%[7]	0.55%[6]	0.80%[4]	0.80%[5]	0.80%[6]	0.80%[7]	0.80%[6]

Net investment income	4.86%[4]	5.10%[5]	3.24%[6]	4.29%[7]	5.29%[6]	4.59%[4]	4.73%[5]	2.89%[6]	4.11%[7]	5.05%[6]

Supplemental Data
Net assets, end of year (000)	$1,624,573	$204,777	$2,848	$2,280	$1,697	$1,375,765	$191,738	$2,817	$749	$251

Portfolio turnover	123%	94%	11%	12%	32%	123%	94%	11%	12%	32%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[4]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.04%.

[5]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.18%.

[6]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.25%.

[7]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.29%.

See Notes to Financial Statements.

40	BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2013

Financial Highlights (concluded)

	Investor C
	Year Ended July 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$10.52	$10.13	$9.23	$8.36	$9.62

Net investment income[1]	0.42	0.42	0.22	0.30	0.33
Net realized and unrealized gain (loss)	0.48	0.28	0.90	0.85	(1.24)

Net increase (decrease) from investment operations	0.90	0.70	1.12	1.15	(0.91)

Dividends and distributions from:[2]
Net investment income	(0.41)	(0.31)	(0.22)	(0.28)	(0.35)
Net realized gain	(0.01)	—	—	—	—

Total dividends and distributions	(0.42)	(0.31)	(0.22)	(0.28)	(0.35)

Net asset value, end of year	$11.00	$10.52	$10.13	$9.23	$8.36

Total Investment Return[3]
Based on net asset value	8.62%	7.10%	12.32%	13.91%	(9.14)%

Ratios to Average Net Assets
Total expenses	1.76%[4]	1.85%[5]	3.69%[6]	5.54%[7]	11.60%[6]

Total expenses excluding recoupment of past waived fees	1.76%[4]	1.84%[5]	3.69%[6]	5.54%[7]	11.60%[6]

Total expenses after fees waived and reimbursed	1.55%[4]	1.55%[5]	1.55%[6]	1.55%[7]	1.55%[6]

Net investment income	3.83%[4]	3.99%[5]	2.21%[6]	3.36%[7]	4.29%[6]

Supplemental Data
Net assets, end of year (000)	$1,213,960	$183,741	$2,387	$1,537	$795

Portfolio turnover	123%	94%	11%	12%	32%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[4]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.04%.

[5]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.18%.

[6]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.25%.

[7]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.29%.

See Notes to Financial Statements.

BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2013	41

Notes to Financial Statements

1. Organization:

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Multi-Asset Income Portfolio (the “Fund”) is a series of the Trust. The Fund is classified as non-diversified. The Fund generally will invest a portion of its assets in other registered investment companies, some of which may be managed by subsidiaries of BlackRock, Inc. (“BlackRock”) and its affiliates and affiliates of the Fund. By owning shares of other registered investment companies, the Fund indirectly invests, to varying degrees, in equity securities, fixed income securities and cash or money market instruments. In addition, the other registered investment companies may invest in derivatives. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor C Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair value of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is

42	BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2013

Notes to Financial Statements (continued)

used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes. The Fund has elected to treat realized gains (losses) from certain foreign currency contracts as capital gain (loss) for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts, foreign currency exchange contracts, swaps and options written), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, the Fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The portion of distributions that exceeds the Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of the Fund’s taxable income and net capital gains, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a non-taxable return of capital. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2013	43

Notes to Financial Statements (continued)

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended July 31, 2013. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Fund may have to subsequently reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Collateralized Debt Obligations: The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity which is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches”, which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are

44	BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2013

Notes to Financial Statements (continued)

stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

Participation Notes: The Fund may invest in participation notes (“P-Notes”). P-Notes are promissory notes issued by banks or broker-dealers that are designed to offer the Fund a return measured by the change in the value of the underlying security or basket of securities (the “underlying security”) while not holding the actual shares of the underlying security. P-Notes are typically used to allow the Fund to gain exposure to securities traded in foreign markets that may be restricted due to country-specific regulations. When the P-Note matures, the issuer will pay to, or receive from, the Fund the difference between the value of the underlying security at the time of the purchase and the underlying security’s value at maturity of the P-Notes. Income received on P-Notes is recorded by the Fund as dividend income in the Statement of Operations. An investment in a P-Note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-Notes are considered general unsecured contractual obligations of the bank or broker-dealer. The Fund must rely on the creditworthiness of the issuer for its investment returns on the P-Notes and has no rights against the issuer of the underlying security. A P-Note may be more volatile and less liquid than other investments held by the Fund since the P-Note generally is dependent on the liquidity in the local trading market for the underlying security.

Equity-Linked Notes: The Fund may invest in equity-linked notes to generate income and provide exposure to the performance of an underlying security, group of securities or exchange-traded funds (the “underlying reference instrument”). In an equity-linked note, the Fund purchases a note from a bank or broker-dealer and in return, the issuer provides for interest payments during the term of the note. At maturity or when the security is sold, the Fund will either settle by taking physical delivery of the underlying reference instrument or by receipt of a cash settlement amount equal to the value of the note at termination or maturity. The daily change in value is included in net change in unrealized appreciation/depreciation on investments in the Statement of Operations. Interest accruals are included in interest income in the Statement of Operations. The use of equity-linked notes involves the risk that the value of the note changes unfavorably due to movements in the value of the underlying reference instrument. Equity-linked notes are considered general unsecured contractual obligations of the bank or broker-

dealer. The Fund must rely on the creditworthiness of the issuer for its investment returns.

Capital Trusts and Trust Preferred Securities: The Fund may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: The Fund may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Fund may invest in floating rate loan interests. The floating rate loan interests the Fund holds are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in

BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2013	45

Notes to Financial Statements (continued)

foreign currencies. The Fund considers these investments to be investments in debt securities for purposes of its investment policies.

When the Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as equity risk, interest rate risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Fund purchases and/or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away, from foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including equity risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (write) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written).When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund

46	BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2013

Notes to Financial Statements (continued)

enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, at a price different from the current market value.

Swaps: The Fund enters into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statement[s] of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Fund for OTC swaps are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund faces the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Interest rate swaps — The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of July 31, 2013
	Derivative Assets
	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/depreciation[1]; Swap premiums paid	$3,231,305

Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	867,383

Equity contracts	Investments at value-unaffiliated[2]	4,212,800

Total		$8,311,488

	Derivative Liabilities
	Statement of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$887,300

Equity contracts	Net unrealized appreciation/depreciation[1]	3,238,462

Total		$4,125,762

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2013	47

Notes to Financial Statements (continued)

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended July 31, 2013
Net Realized Gain (Loss) From
Interest rate contracts:
Financial futures contracts	$7,630,237
Swaps	(1,820)
Foreign currency exchange contracts:
Foreign currency transactions	(3,327,906)
Equity contracts:
Options[1]	560,860

Total	$4,861,371

Net Change in Unrealized Appreciation/ Depreciation on
Interest rate contracts:
Financial futures contracts	$3,224,338
Swaps	6,923
Foreign currency exchange contracts:
Foreign currency translations	(69,877)
Equity contracts:
Financial futures contracts	(3,238,462)
Options[1]	(4,181,372)

Total	$(4,258,450)

[1]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the year ended July 31, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	181
Average number of contracts sold	1,354
Average notional value of contracts purchased	$35,387,754
Average notional value of contracts sold	$144,449,484
Foreign currency exchange contracts:
Average number of contracts - US dollars purchased	10
Average number of contracts - US dollars sold	6
Average US dollar amounts purchased	$56,010,655
Average US dollar amounts sold	$32,095,381
Options:
Average number of option contracts purchased	65,626,544
Average number of option contracts written	1,170	[2]
Average notional value of option contracts purchased	$208,377,374
Average notional value of written option contracts	$199,125,000	[2]
Interest rate swaps:
Average number of contracts - pays fixed rate	1
Average notional value - pays fixed rate	$736,250

[2]	Actual contract amount shown due to limited activity.

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty to perform.

With exchange traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of the Fund and any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully

48	BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2013

Notes to Financial Statements (continued)

collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on the average daily net assets that is attributable to the Fund’s direct investments in fixed income and equity securities and instruments, including ETFs advised by the Manager or other investment advisers, other investments, and cash and cash equivalents (including money market funds, whether advised by the Manager or other investment advisors) and excludes investments in other BlackRock equity and/or fixed income mutual funds, at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.600%
$1 Billion - $2 Billion	0.550%
$2 Billion - $3 Billion	0.525%
Greater than $3 Billion	0.500%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is included in fees waived by Manager in the Statement of Operations. For the year ended July 31, 2013, the amount waived was $42,042.

The Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), BlackRock Financial Management, Inc. (“BFM”), BlackRock Investment Management, LLC (“BIM”), BlackRock (Hong Kong) Limited (“BHK”) and BlackRock (Singapore) Limited (“BSL”), each an affiliate of the Manager, to serve as sub- advisors. The Manager pays BFM, BIM, BHK, BSL and BIL for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Trust, on behalf of the Fund, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	–
Investor C	0.25%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fees compensate BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A and Investor C shareholders.

For the year ended July 31, 2013, the following table shows the class specific service and/or distribution fees borne directly by each class of the Fund:

Investor A	Investor C	Total
$1,690,125	$6,057,010	$7,747,135

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended July 31, 2013, the Fund paid $84 to affiliates in return for these services, which are included in transfer agent — class specific in the Statement of Operations.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended July 31, 2013, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Investor C	Total
$2,107	$5,980	$7,470	$15,557

For the year ended July 31, 2013, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Institutional	Investor A	Investor C	Total
$543,349	$526,268	$497,387	$1,567,004

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Fund. For these services, the co-administrators receive an administration fee computed daily and payable monthly to each administrator pursuant to separate fee arrangements, based on a percentage of the average daily net assets of

BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2013	49

Notes to Financial Statements (continued)

the Fund. The combined administration fee, which is shown as administration in the Statement of Operations, is paid at the following annual rates:

Average Daily Net Assets	Administration Fee
First $500 Million	0.075%
$500 Million - $1 Billion	0.065%
Greater than $1 Billion	0.055%

In addition, each of the share classes is charged an administration fee, which is shown as administration – class specific in the Statement of Operations, based on the following percentages of average daily net assets of each respective class:

Average Daily Net Assets	Administration Fee – Class Specific
First $500 Million	0.025%
$500 Million - $1 Billion	0.015%
Greater than $1 Billion	0.005%

In addition, BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for the Fund or a share class which are included in administration fees waived – class specific in the Statement of Operations. For the year ended July 31, 2013, the Fund paid $803,251 to the Manager in return for these services, which is included in administration, administration – class specific and administration fees waived – class specific in the Statement of Operations.

For the year ended July 31, 2013, the following table shows the class specific administration fees borne directly by each class of the Fund:

Institutional	Investor A	Investor C	Total
$147,633	$139,071	$130,226	$416,930

The Manager contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, income tax expense, acquired fund fees and expenses and certain other Fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business, in order to limit expenses. The expense limitation as a percentage of average daily net assets are as follows:

Institutional	Investor A	Investor C
1.55%	1.80%	2.55%

This agreement is perpetual and has no effective termination date unless approved by the Board, including a majority of the independent trustees.

In addition, the Manager has also contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, income tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business, in order to limit expenses. The expense limitation as a percentage of average daily net assets are as follows:

Institutional	Investor A	Investor C
0.55%	0.80%	1.55%

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to December 1, 2013 unless approved by the Board, including a majority of independent trustees.

These amounts waived or reimbursed are included in fees waived by Manager, and shown as administration fees waived – class specific, transfer agent fees waived – class specific and transfer agent fees reimbursed – class specific, respectively, in the Statement of Operations. For the year ended July 31, 2013, the Manager waived $2,650,183 of investment advisory fees, which is included in fees waived by Manager. Class specific expense waivers or reimbursements are as follows:

	Institutional	Investor A	Investor C	Total
Administration Fees Waived	$147,633	$139,071	$130,226	$416,930
Transfer Agent Fees Waived	$2,107	$5,980	$7,470	$15,557
Transfer Agent Fees Reimbursed	$530,423	$480,317	$370,090	$1,380,830

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which that share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

On July 31, 2013, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expires July 31,
	2014	2015
Fund Level	$321,646	$2,650,183
Institutional	$52,557	$680,163
Investor A	$47,462	$625,368
Investor C	$38,989	$507,786

50	BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2013

Notes to Financial Statements (continued)

The following Fund level and class specific waivers and/or reimbursements previously recorded by the Fund, which were subject to recoupment by the Manager, expired on July 31, 2013:

Fund Level	$124,179
Institutional	$1,354
Investor A	$2,546

For the year ended July 31, 2013, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $1,008,303.

For the year ended July 31, 2013, affiliates received CDSCs as follows:

Investor A	Investor C
$52,708	$220,850

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer which is included in officer and trustees in the Statement of Operations.

6. Purchases and Sales:

Purchases and sales of investments including paydowns and excluding short-term securities and US government securities for the year ended July 31, 2013, were $6,124,594,517 and $2,502,635,920, respectively.

Purchases and sales of US government securities for the Fund for the year ended July 31, 2013, were $95,421,561 and $58,913,679, respectively.

Transactions in options written for the year ended July 31, 2013, were as follows:

	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received
Outstanding options, at beginning of year	—	—	—	—
Options written	(3,850)	$(2,298,305)	(828)	$(1,471,332)
Options closed	3,850	2,298,305	828	1,471,332

Outstanding options, at end of year	—	—	—	—

7. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of July 31, 2013 attributable to the accounting for swap agreements, foreign currency transactions and income recognized from pass-through entities were reclassified to the following accounts:

Paid-in capital.	$(1,788)
Undistributed net investment income	$(3,915,210)
Accumulated net realized gain	$3,916,998

The tax character of distributions paid during the fiscal years ended July 31, 2013 and July 31, 2012 was as follows:

	7/31/13	7/31/12
Ordinary income	$87,510,580	$6,981,877
Long-term capital gains	$328,030	—
Total	$87,838,610	$6,981,877

As of July 31, 2013, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$6,521,164
Undistributed long-term capital gains	1,482,489
Net unrealized gains[1]	30,505,978
Total	$38,509,631

[1]

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, the timing and recognition of partnership income and the classification of investments.

As of July 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$4,341,647,092
Gross unrealized appreciation	$98,794,527
Gross unrealized depreciation	(70,864,309)
Net unrealized appreciation	$27,930,218

8. Bank Borrowings:

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Fund did not borrow under the credit agreement during the year ended July 31, 2013.

9. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global

BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2013	51

Notes to Financial Statements (concluded)

political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended July 31, 2013		Year Ended July 31, 2012
	Shares	Value	Shares	Value
Institutional
Shares sold	139,246,480	$1,535,338,119	23,162,163	$238,649,133
Shares issued in reinvestment of dividends and distributions	2,453,514	27,074,990	184,360	1,911,969
Shares redeemed	(13,779,326)	(152,108,994)	(4,200,985)	(43,914,715)

Net increase	127,920,668	$1,410,304,115	19,145,538	$196,646,387

Investor A
Shares sold	118,050,453	$1,299,687,566	18,524,169	$192,375,415
Shares issued in reinvestment of dividends and distributions	2,496,215	27,509,003	193,375	2,001,741
Shares redeemed	(13,835,230)	(152,619,759)	(784,388)	(8,132,859)

Net increase	106,711,438	$1,174,576,810	17,933,156	$186,244,297

Investor C
Shares sold	96,311,556	$1,059,406,893	17,553,796	$181,904,332
Shares issued in reinvestment of dividends and distributions	1,766,521	19,437,518	147,078	1,520,492
Shares redeemed	(5,186,333)	(57,082,257)	(463,533)	(4,750,847)

Net increase	92,891,744	$1,021,762,154	17,237,341	$178,673,977

Total Net Increase	327,523,850	$3,606,643,079	54,316,035	$561,564,661

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

52	BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds II and the Shareholders of BlackRock Multi-Asset Income Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Multi-Asset Income Portfolio (the “Fund”), a series of BlackRock Funds II, as of July 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over finan-

cial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Multi-Asset Income Portfolio of BlackRock Funds II as of July 31, 2013, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

September 25, 2013

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by BlackRock Multi-Asset Income Portfolio of BlackRock Funds II for the taxable year ended July 31, 2013:

Payable Date	Qualified Dividend Income for Individuals[1]	Dividends Qualifying for the Dividends Received Deduction for Corporations[1]	Interest Related Dividends and Qualified Short-Term Gains for Non-US Residents[2]
August 2012 - January 2013 .	15.08%	8.63%	52.66%
February 2013 - July 2013	46.12	29.85	68.14

[1]	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.
[2]	Represents the portion of the taxable ordinary income dividends eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.
Additionally, the Fund distributed long-term capital gains of $0.002499 per share to shareholders of record on December 20, 2012.

BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2013	53

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Multi-Asset Income Portfolio (the “Fund”), a series of BlackRock Funds II (the “Trust”), met in person on April 9, 2013 (the “April Meeting”) and May 14-15, 2013 (the “May Meeting”) to consider the approval of the Trust’s investment advisory agreement (the “Advisory Agreement”), on behalf of the Fund, with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreements (collectively, the “Sub-Advisory Agreements”) between the Manager and each of (a) BlackRock Financial Management, Inc.; (b) BlackRock Investment Management, LLC; (c) BlackRock International, Ltd.; (d) BlackRock (Singapore) Limited; and (e) BlackRock (Hong Kong) Limited (collectively, the “Sub-Advisors”), with respect to the Fund. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of thirteen individuals, ten of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions; (e) the Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested and BlackRock provided an analysis of fair valuation and stale pricing policies. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as BlackRock’s profitability, investment performance and management fee levels. The Board further considered the importance of: (i) organizational and structural variables to investment performance; (ii) rates of portfolio turnover; (iii) BlackRock’s performance accountability for portfolio managers; (iv) marketing support for the funds; (v) services provided to the Fund by BlackRock affiliates; and (vi) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper1; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates,

[1]	Lipper ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

54	BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2013

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Fund to BlackRock; (g) sales and redemption data regarding the Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including all the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of the Fund, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors with respect to the Fund, each for a one-year term ending June 30, 2014. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock as a result of its relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock:

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to other funds in its applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

The Board noted that the Fund ranked in the first quartile against its Lipper Performance Universe for each of the one-year, three-year and since-inception periods reported.

BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2013	55

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

The Board noted that BlackRock has recently made, and continues to make, changes to the organization of BlackRock’s overall portfolio management structure designed to result in strengthened leadership teams.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total net operating expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The total net operating expense ratio and actual management fee rate both give effect to any expense reimbursements or fee waivers that benefit the funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2012 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, comparing profitability is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Fund’s total net operating expenses on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including all the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of the Fund, for a one-year term ending June 30, 2014,

56	BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2013

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (concluded)

and the Sub-Advisory Agreements between the Manager and the Sub-Advisors with respect to the Fund for a one-year term ending June 30, 2014. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2013	57

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board and Trustee	Since 2008	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	28 RICs consisting of 84 Portfolios	ACE Limited (insurance company); Eastman Chemical Company; RTI International Metals, Inc. (metals)
Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board and Trustee	Since 2008	Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (medical technology commercialization company) from 2001 to 2007.	28 RICs consisting of 84 Portfolios	Actavis, Inc. (pharmaceuticals)
James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Trustee	Since 2008	Director, The China Business Group, Inc. (consulting and investing firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	28 RICs consisting of 84 Portfolios	None
Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Trustee	Since 2008	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	28 RICs consisting of 84 Portfolios	None
Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Trustee	Since 2008	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest from 2006 to 2012.	28 RICs consisting of 84 Portfolios	None
Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Trustee	Since 2008	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) since 2007; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2010.	28 RICs consisting of 84 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service)
Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Trustee	Since 2008	Professor, Harvard University since 1992.	28 RICs consisting of 84 Portfolios	None
John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Trustee	Since 2008	Chairman of the Corporation, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	28 RICs consisting of 84 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Trustee	Since 2008	Shareholder and attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s, Inc. (retail) since 1999; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit), since 2008.	28 RICs consisting of 84 Portfolios	None

58	BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2013

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)
David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Trustee	Since 2008	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, Ruckelshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997.	28 RICs consisting of 84 Portfolios	None

[1]    Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation or removal as provided by the Trust’s by-laws or charter or statute. In no event may an Independent Trustee hold office beyond December 31 of the year in which he or she turns 74.

[2]    Date shown is the earliest date a person has served for the Trust covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s Board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	155 RICs consisting of 282 Portfolios	None
Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2008	Chairman and Chief Executive Officer of BlackRock since its formation in 1998 and of BlackRock’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees; Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	28 RICs consisting of 84 Portfolios	BlackRock
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2008	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	155 RICs consisting of 282 Portfolios	None

[3]    Messrs. Audet and Fink are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Interested Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2013	59

Officers and Trustees (concluded)

Name, Address, and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Trust Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2008	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2008	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2008	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2010; Assistant Secretary to the funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] Officers of the Trust serve at the pleasure of the Board.
Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Investment Advisor and Co-Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Advisors BlackRock International Limited Edinburgh, Scotland EH3 8JB	Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022

Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	BlackRock Financial Management, Inc. New York, NY 10055	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

Accounting Agent, Co-Administrator and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	BlackRock Investment Management, LLC Princeton, NJ 08540 BlackRock (Singapore) Limited 079912 Singapore BlackRock (Hong Kong) Limited Hong Kong

60	BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2013

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at
http://www.blackrock.com/ edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Quarterly Portfolio Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30 is available, upon request and without charge (1) at http:// www.blackrock.com, or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRA’s, SEP IRA’s and 403(b) Plans.

BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2013	61

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

62	BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2013

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock Emerging Market Local Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock Intermediate Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Strategic Risk Allocation Fund

	LifePath Portfolios
BlackRock Prepared Portfolios	Retirement	2040
Conservative Prepared Portfolio	2020	2045
Moderate Prepared Portfolio	2025	2050
Growth Prepared Portfolio	2030	2055
Aggressive Growth Prepared Portfolio	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2013	63

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

MAIP-7/13-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Robert M. Hernandez
Fred G. Weiss
Stuart E. Eizenstat

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Multi-Asset Income Portfolio	$44,113	$31,600	$0	$0	$15,100	$14,600	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,865,000	$2,970,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Multi-Asset Income Portfolio	$15,100	$14,600

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,865,000 and $2,970,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date:	October 2, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date: October 2, 2013

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds II

Date: October 2, 2013